UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6093

Name of Registrant: Vanguard Institutional Index Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2004 - June 30, 2004

Item 1: Reports to Shareholders

VANGUARD(R)  INSTITUTIONAL  INDEX FUND
JUNE 30, 2004

SEMIANNUAL REPORT

THE VANGUARD GROUP(R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS
 1    LETTER FROM THE CHAIRMAN
 6    FUND PROFILE
 7    GLOSSARY OF INVESTMENT TERMS
 8    PERFORMANCE SUMMARY
 9    ABOUT YOUR FUND'S EXPENSES
11    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SUMMARY

* Vanguard Institutional Index Fund returned 3.4% in the first half of its fiscal year, matching the return of its target benchmark.

* The fund's small advances in both the first and second quarters reflected the relatively moderate price swings that occurred in the broad U.S. stock market.

* Energy-related stocks were among the leading performers during the period.

LETTER FROM THE CHAIRMAN


Dear Shareholder,

During the six months ended June 30, 2004, both share classes of Vanguard Institutional Index Fund returned 3.4% as the U.S. stock market traded within a relatively narrow range. Your fund's return matched the 3.4% return of its benchmark, the Standard & Poor's 500 Index, and surpassed the 2.0% average return of its peer fund group.

[PICTURES OF JOHN J. BRENNAN]

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                   JUNE 30, 2004
--------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL INDEX FUND
  Institutional Shares                                                      3.4%
  Institutional Plus Shares                                                 3.4
S&P 500 Index                                                               3.4
Average Large-Cap Core Fund*                                                2.0
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The adjacent table provides the total returns for your fund (both the Institutional Shares and the Institutional Plus Shares) and its comparative yardsticks. A more detailed look at your fund's total returns on a per-share basis appears on page 5.

STOCKS GAINED AS THE ECONOMY REBOUNDED

Stock markets worldwide showed moderate gains across the board as investors took heart from a generally positive economic environment. In the United States, corporate earnings were strong, and Wall Street boosted its earnings-growth forecasts as the economic expansion accelerated. Consumer confidence solidified during the half-year as job creation increased.

Gains were tempered, however, by a two-month period in which indicators of rising inflation rattled investors. Unrest in the Middle East and growing global demand pushed the price of oil past a level last seen more than 20 years earlier, during the Iran-Iraq War. But good economic news was back in the headlines in May and June, prompting a snapback for stocks.

--------------------------------------------------------------------------------
Across  the  market-cap  spectrum,  value-oriented  stocks  outdistanced  growth stocks.
--------------------------------------------------------------------------------

For the six months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 3.9%. The Russell 1000 Index of mid- to large-capitalization stocks produced a 3.3% gain, while the Russell 2000 Index, a proxy for small-cap stocks, jumped 6.8%. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) outdistanced growth stocks (those expected to produce above-average earnings growth).

European and Pacific markets produced local-currency returns topping those of U.S. stocks. However, international stock returns were dampened somewhat for U.S.-based investors as the rebounding domestic economy and rising interest rates caused the U.S. dollar to strengthen against many currencies. (A stronger U.S. currency means that foreign returns translate into fewer dollars.) Emerging-markets returns, in aggregate, were negative for the six-month period.

BONDS REACTED TO THE STRONGER ECONOMY

In the fixed income markets, interest rates rose across bond maturities, depressing prices. Rates stayed at historically low levels during the first half of the period, then rose sharply in April as the economy strengthened. For the six months, the yield of the benchmark 10-year U.S. Treasury note increased 33 basis points (0.33 percentage point), from 4.25% to 4.58%. At the short end of the maturity spectrum, rates climbed more sharply in anticipation of the Federal Reserve Board's increase in its target federal funds rate. The Fed acted on June 30, lifting its target by 25 basis points, the first increase in four years. The yield of the 3-month Treasury bill, a proxy for money market rates, climbed from 0.92% at year-end 2003 to 1.26% on June 30.

As earnings growth fortified corporate balance sheets, corporate bonds became more attractive, enhancing their performance relative to Treasuries. This trend particularly benefited lesser-quality bonds; the Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, posted a six-month return of 1.4%, compared with the 0.2% return of the broad market, as measured by the Lehman Aggregate Bond Index.

THE FUND'S PERFORMANCE WAS RELATIVELY PLACID

Consistent with the relatively narrow trading ranges that the U.S. stock market navigated during the first half of 2004, Vanguard Institutional Index Fund quietly tacked its way to a 3.4% gain, closely following the S&P 500 Index. At the beginning of the year, the fund was still riding the momentum of last year's 28.7% gain, and by early March it had advanced an additional 4.4%. However, investor sentiment then cooled, and the fund backtracked to end the first quarter with a 1.7% gain. The second quarter was similarly indecisive, with a mildly up-and-down pattern that ended with another three-month increase of 1.7%.

During the six-month period, higher energy prices and improved earnings fueled a rally in the integrated oils sector. These big oil companies, including ExxonMobil, ChevronTexaco, and ConocoPhillips, collectively rose about 11%. The "other energy" companies, which typically focus on specialized aspects of oil and natural gas exploration, production, and related products and services, advanced about 17%. Taken together, these two energy-related sectors were the leading engine for Vanguard Institutional Index Fund's gain.

MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JUNE 30, 2004
                                                   -----------------------------
                                                  SIX         ONE           FIVE
                                               MONTHS        YEAR         YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  3.3%       19.5%           1.6%
Russell 2000 Index (Small-caps)                  6.8        33.4            6.6
Dow Jones Wilshire 5000 Index                    3.9        21.2            1.0
 (Entire market)
MSCI All Country World Index
 ex USA (International)                          4.1        32.5            1.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      0.2%        0.3%           6.9%
 (Broad taxable market)
Lehman Municipal Bond Index                      0.7         0.8            5.9
Citigroup 3-Month Treasury Bill Index            0.5         1.0            3.1
================================================================================
CPI
Consumer Price Index                             2.9%        3.3%           2.7%
--------------------------------------------------------------------------------
*Annualized.

The "other" sector, which includes conglomerates such as General Electric and 3M, was another standout, returning more than 8%. The consumer discretionary group--mostly retailers, media, and entertainment companies--benefited from healthy consumer spending and therefore also performed better than average, gaining about 4.5%.

Among the sectors with substandard performances was the fund's largest, financial services, which is typically vulnerable to rising interest rates. It advanced in the neighborhood of 2%. The only sector to lose ground was technology, the fund's second-largest, which cooled off after a sizzling 2003 and declined by less than 1%.

THE ENDURING BENEFITS OF INDEX INVESTING

Investing in the stock market is often compared with riding a roller coaster. Since 1995, that analogy has been particularly apt, with the overall U.S. market delivering double-digit gains in six different calendar years and double-digit losses in three others. Thus far in 2004, Vanguard Institutional Index Fund, like its benchmark, has changed the tempo by gliding more than gyrating.

Of course, no one knows for sure whether the ride for the rest of 2004 and beyond will be smooth or dizzying. That's why we encourage all our shareholders to continue to evaluate investments from a long-term perspective. The march of time smoothes out short-term patterns and, based on history, rewards patience. And investing in an index fund such as Vanguard Institutional Index Fund is an ideal way to capitalize on the stock market's long-term potential. Because the fund holds all 500 stocks that make up the S&P 500, your investment is broad-based and well positioned to benefit from any gains that the U.S. economy generates in the future.

In fact, your fund's characteristics of diversification, low turnover, and low costs constitute a model for managing any portfolio. We're more convinced than ever that the best plan for long-term success is to maintain a steady, diversified mix of low-cost stock, bond, and cash investments tailored to your organization's financial situation.

We appreciate your continued confidence in Vanguard, and we look forward to reporting to you in early 2005.

Sincerely,

/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JULY 13, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            DECEMBER 31, 2003 - JUNE 30, 2004

                                                        DISTRIBUTIONS PER SHARE
                                                      --------------------------
                                 STARTING         ENDING       INCOME    CAPITAL
                              SHARE PRICE    SHARE PRICE    DIVIDENDS      GAINS
--------------------------------------------------------------------------------
INSTITUTIONAL INDEX FUND
 Institutional Shares             $101.78        $104.51       $0.750     $0.000
 Institutional Plus Shares         101.78         104.51        0.763      0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND PROFILE
AS OF 6/30/2004

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 7.
--------------------------------------------------------------------------------

INSTITUTIONAL INDEX FUND
----------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                              TARGET
                                     FUND     INDEX*
----------------------------------------------------
Number of Stocks                      505        500
Median Market Cap                  $51.7B     $51.7B
Price/Earnings Ratio                20.6x      20.6x
Price/Book Ratio                     3.0x       3.0x
Yield                                           1.7%
  Institutional Shares               1.6%
  Institutional Plus Shares          1.7%
Return on Equity                    21.0%      21.0%
Earnings Growth Rate                 8.0%       8.0%
Foreign Holdings                     0.0%       0.0%
Turnover Rate                        5%**         --
Expense Ratio --
  Institutional Shares            0.05%**
  Institutional Plus Shares      0.025%**
Short-Term Reserves                    0%         --
----------------------------------------------------


--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

General Electric Co.                    3.2%
 (conglomerate)
Microsoft Corp.                         2.9
 (software)
ExxonMobil Corp.                        2.7
 (oil)
Pfizer Inc.                             2.4
 (pharmaceuticals)
Citigroup, Inc.                         2.3
 (banking)
Wal-Mart Stores, Inc.                   2.1
 (retail)
American International Group, Inc.      1.7
 (insurance)
Intel Corp.                             1.7
 (electronics)
Bank of America Corp.                   1.6
 (banking)
Johnson & Johnson                       1.5
 (pharmaceuticals)
--------------------------------------------
Top Ten                                22.1%
--------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.



--------------------------------------------
VOLATILITY MEASURES

                                      TARGET
                               FUND   INDEX*
--------------------------------------------
R-Squared                      1.00     1.00
Beta                           1.00     1.00
--------------------------------------------

----------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                              TARGET
                                        FUND  INDEX*
----------------------------------------------------
Auto & Transportation                     3%      3%
Consumer Discretionary                    14     14
Consumer Staples                           8      8
Financial Services                        21     21
Health Care                               13     13
Integrated Oils                            5      5
Other Energy                               2      2
Materials & Processing                     3      3
Producer Durables                          4      4
Technology                                15     15
Utilities                                  7      7
Other                                      5       5
----------------------------------------------------
*S&P 500 Index.
**Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares.

-------------------------
INVESTMENT FOCUS
Market Cap          Large
Style               Blend
-------------------------

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIo. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
AS OF 6/30/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------


INSTITUTIONAL INDEX FUND
------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1993JUNE 30, 2004
                INSTITUTIONAL INDEX FUND
FISCAL YEAR         INSTITUTIONAL SHARES       S&P 500 INDEX
------------------------------------------------------------
       1994                          1.3                 1.3
       1995                         37.6                37.6
       1996                         23.1                23
       1997                         33.4                33.4
       1998                         28.8                28.6
       1999                         21.2                21
       2000                         -8.9                -9.1
       2001                        -11.9               -11.9
       2002                        -22                 -22.1
       2003                         28.7                28.7
       2004*                         3.4                 3.4
------------------------------------------------------------
*Six months ended June 30, 2004.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2004
                                                                TEN YEARS
                                            ONE     FIVE  ----------------------
                       INCEPTION DATE      YEAR    YEARS  CAPITAL INCOME   TOTAL
--------------------------------------------------------------------------------
Institutional Index Fund
 Institutional Shares       7/31/1990    19.07%    2.15%   10.02%  1.87%  11.89%
 Institutional Plus Shares   7/7/1997    19.10     2.12     3.36*  1.53*   4.89*
--------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. For the six months ended June 30, 2004, the Institutional Index Fund's Institutional Shares had an annualized expense ratio of 0.05%, and the fund's Institutional Plus Shares had an annualized expense ratio of 0.025%.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* BASED ON ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* BASED ON HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2004
                                      BEGINNING            ENDING       EXPENSES
                                  ACCOUNT VALUE     ACCOUNT VALUE    PAID DURING
INSTITUTIONAL INDEX FUND             12/31/2003         6/30/2004        PERIOD*
--------------------------------------------------------------------------------
BASED ON ACTUAL FUND RETURN
Institutional Shares                     $1,000            $1,034          $0.25
Institutional Plus Shares                 1,000             1,034           0.13
BASED ON HYPOTHETICAL 5% RETURN
Institutional Shares                     $1,000            $1,050          $0.25
Institutional Plus Shares                 1,000             1,050           0.13
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Note that the expenses shown in the table on page 9 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
AS OF 6/30/2004
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                              SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
--------------------------------------------------------------------------------
  Auto & Transportation (2 6%)
  United Parcel Service, Inc.                      4,558,553             342,666
  Ford Motor Co.                                   7,405,192             115,891
  General Motors Corp.                             2,283,569             106,392
  FedEx Corp.                                      1,208,149              98,694
  Harley-Davidson, Inc.                            1,193,929              73,952
  Union Pacific Corp.                              1,048,167              62,314
  Southwest Airlines Co.                           3,196,042              53,598
  Burlington Northern
  Santa Fe Corp.                                   1,500,130              52,610
  Norfolk Southern Corp.                           1,585,779              42,055
  PACCAR, Inc.                                       709,598              41,150
  CSX Corp.                                          868,415              28,458
  Genuine Parts Co.                                  705,447              27,992
  Delphi Corp.                                     2,266,140              24,202
  Dana Corp.                                         602,775              11,814
* Navistar International Corp.                       282,371              10,945
  Cooper Tire & Rubber Co.                           300,298               6,907
* The Goodyear Tire & Rubber Co.                     708,942               6,444
   Visteon Corp.                                     523,370               6,108
* Delta Air Lines, Inc.                              505,750               3,601
                                                                     -----------
                                                                       1,115,793
                                                                     -----------
CONSUMER DISCRETIONARY (13.7%)
Wal-Mart Stores, Inc.                             17,347,461             915,252
* Time Warner, Inc.                               18,439,061             324,159
  Home Depot, Inc.                                 8,990,522             316,466
  Viacom Inc. Class B                              6,970,746             248,995
* eBay Inc.                                        2,659,008             244,496
  The Walt Disney Co.                              8,299,337             211,550
* Yahoo! Inc.                                      5,447,471             197,907
  Gillette Co.                                     4,058,661             172,087
  Lowe's Cos., Inc.                                3,179,878             167,103
  Target Corp.                                     3,694,741             156,916
  Kimberly-Clark Corp.                             2,027,515             133,573
  McDonald's Corp.                                 5,091,720             132,385
  Carnival Corp.                                   2,558,552             120,252
  Cendant Corp.                                    4,124,849             100,976
  Gannett Co., Inc.                                1,102,440             93,542
  Clear Channel
  Communications, Inc.                             2,484,498              91,802
  The Gap, Inc.                                    3,641,191              88,299
  Avon Products, Inc.                              1,909,344              88,097
  NIKE, Inc. Class B                               1,067,901              80,894
  Costco Wholesale Corp.                           1,856,658              76,253
  Waste Management, Inc.                           2,348,101              71,969
* Starbucks Corp.                                  1,604,103              69,746
* Electronic Arts Inc.                             1,224,660              66,805
  Best Buy Co., Inc.                               1,312,357              66,589
* Apollo Group, Inc. Class A                         714,127              63,050
  Tribune Co.                                      1,325,238              60,351
  The McGraw-Hill Cos., Inc.                         770,523              58,999
  Staples, Inc.                                    2,011,666              58,962
* Kohl's Corp.                                     1,379,381              58,320

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                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                              SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
--------------------------------------------------------------------------------
  Omnicom Group Inc.                                 764,665              58,030
  International Game Technology                    1,411,397              54,480
  TJX Cos., Inc.                                   2,001,663              48,320
* Bed Bath & Beyond, Inc.                          1,215,672              46,743
  Marriott International, Inc.
    Class A                                          914,967              45,639
* Yum! Brands, Inc.                                1,170,833              43,578
  J.C. Penney Co., Inc.
    (Holding Co.)                                  1,141,157              43,090
* Univision Communications Inc.                    1,307,985              41,764
  Starwood Hotels & Resorts
  Worldwide, Inc.                                    837,355              37,555
  Federated Department
    Stores, Inc.                                     727,234              35,707
  Limited Brands, Inc.                             1,905,960              35,642
  Cintas Corp.                                       692,295              33,002
  Sears, Roebuck & Co.                               860,785              32,503
  May Department Stores Co.                        1,176,402              32,339
  Eastman Kodak Co.                                1,159,502              31,283
  Mattel, Inc.                                     1,708,422              31,179
  R.R. Donnelley & Sons Co.                          878,708              29,015
  Hilton Hotels Corp.                              1,550,459              28,932
* AutoZone Inc.                                      336,219              26,931
  New York Times Co. Class A                         601,380              26,888
  Newell Rubbermaid, Inc.                          1,111,465              26,119
  Dollar General Corp.                             1,333,554              26,084
  Harrah's Entertainment, Inc.                       456,323              24,687
  Nordstrom, Inc.                                    562,662              23,975
* Interpublic Group of Cos., Inc.                  1,694,264              23,262
  Knight Ridder                                      318,428              22,927
* Office Depot, Inc.                               1,265,647              22,668
  Tiffany & Co.                                      592,328              21,827
  VF Corp.                                           444,442              21,644
  Family Dollar Stores, Inc.                         693,821              21,106
  Leggett & Platt, Inc.                              776,756              20,747
  Robert Half International, Inc.                    694,151              20,665
  Jones Apparel Group, Inc.                          510,294              20,146
  Black & Decker Corp.                               320,302              19,900
  Whirlpool Corp.                                    279,086              19,145
  RadioShack Corp.                                   650,615              18,627
* AutoNation, Inc.                                 1,081,521              18,494
  Alberto-Culver Co. Class B                         365,941              18,348
* Allied Waste Industries, Inc.                    1,283,781              16,920
  Liz Claiborne, Inc.                                448,729              16,145
  Wendy's International, Inc.                        461,582              16,082
  Sabre Holdings Corp.                               562,599              15,590
  The Stanley Works                                  330,414              15,060
  International Flavors &
    Fragrances, Inc.                                 381,742              14,277
* Toys R Us, Inc.                                    865,425              13,786
  Hasbro, Inc.                                       713,591              13,558
  Darden Restaurants Inc.                            651,333              13,385
* Monster Worldwide Inc.                             474,046              12,193
  Meredith Corp.                                     203,215              11,169
  Circuit City Stores, Inc.                          804,006              10,412
* Convergys Corp.                                    579,556               8,925
  Reebok International Ltd.                          242,517               8,726
  Snap-On Inc.                                       235,581               7,904
  Maytag Corp.                                       319,107               7,821
  Dillard's Inc.                                     338,474               7,548
* Big Lots Inc.                                      465,835               6,736
  Viacom Inc. Class A                                 36,030               1,310
                                                                     -----------
                                                                       5,906,333
                                                                     -----------
CONSUMER STAPLES (7.7%)
  The Procter & Gamble Co.                        10,398,738             566,107
  The Coca-Cola Co.                                9,851,017             497,279
  Altria Group, Inc.                               8,295,045             415,167
  PepsiCo, Inc.                                    6,903,528             371,962
  Anheuser-Busch Cos., Inc.                        3,252,860             175,654
  Walgreen Co.                                     4,143,492             150,036
  Colgate-Palmolive Co.                            2,152,275             125,800
  Sysco Corp.                                      2,585,836              92,754
  Sara Lee Corp.                                   3,196,698              73,492
  General Mills, Inc.                              1,528,645              72,657
  Kellogg Co.                                      1,660,988              69,512
  CVS Corp.                                        1,606,947              67,524
  ConAgra Foods, Inc.                              2,137,539              57,885
  Wm. Wrigley Jr. Co.                                908,539              57,283
  H.J. Heinz Co.                                   1,424,116              55,825
  Coca-Cola Enterprises, Inc.                      1,901,714              55,131
* The Kroger Co.                                   3,003,305              54,660
  Hershey Foods Corp.                              1,049,314              48,552
  The Clorox Co.                                     858,130              46,150
* Safeway, Inc.                                    1,805,386              45,748
  Campbell Soup Co.                                1,662,266              44,682
  Albertson's, Inc.                                1,487,600              39,481
  The Pepsi Bottling Group, Inc.                   1,041,613              31,811
  UST, Inc.                                          669,341              24,096
  Brown-Forman Corp. Class B                         491,653              23,732
  R.J. Reynolds Tobacco
    Holdings, Inc.                                   344,872              23,310
  McCormick & Co., Inc.                              556,410              18,918
  SuperValu Inc.                                     545,238              16,690
  Adolph Coors Co. Class B                           150,381              10,879
  Winn-Dixie Stores, Inc.                            574,791               4,138
                                                                     -----------
                                                                       3,336,915
                                                                     -----------
FINANCIAL SERVICES (21.4%)
  Citigroup, Inc.                                 20,921,375             972,844
  American International
    Group, Inc.                                   10,551,731             752,127
  Bank of America Corp.                            8,246,498             697,819
  Wells Fargo & Co.                                6,824,705             390,578

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                              SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
--------------------------------------------------------------------------------
  J.P. Morgan Chase & Co.                          8,418,981             326,404
  Fannie Mae                                       3,919,734             279,712
  American Express Co.                             5,167,899             265,527
  Wachovia Corp.                                   5,317,138             236,613
  Morgan Stanley                                   4,446,088             234,620
  Bank One Corp.                                   4,542,119             231,648
  U.S. Bancorp                                     7,665,037             211,248
  Merrill Lynch & Co., Inc.                        3,887,800             209,863
  The Goldman Sachs Group, Inc.                    1,952,097             183,810
  Freddie Mac                                      2,784,358             176,250
  First Data Corp.                                 3,529,006             157,111
  Washington Mutual, Inc.                          3,497,814             135,156
  MBNA Corp.                                       5,168,034             133,284
  Allstate Corp.                                   2,842,001             132,295
  Fifth Third Bancorp                              2,276,457             122,428
  Metropolitan Life Insurance Co.                  3,057,276             109,603
  St. Paul Travelers Cos., Inc.                    2,697,820             109,370
  Automatic Data Processing, Inc.                  2,387,842             100,003
  Prudential Financial, Inc.                       2,127,287              98,855
  Marsh & McLennan Cos., Inc.                      2,116,644              96,053
  National City Corp.                              2,673,390              93,595
  The Bank of New York Co., Inc.                   3,144,223              92,692
  Lehman Brothers Holdings, Inc.                   1,120,068              84,285
  AFLAC Inc.                                       2,056,868              83,941
  BB&T Corp.                                       2,269,317              83,897
  The Hartford Financial Services Group Inc.       1,181,353              81,206
  Countrywide Financial Corp.                      1,130,117              79,391
  Progressive Corp. of Ohio                          879,658              75,035
  SunTrust Banks, Inc.                             1,142,485              74,250
  SLM Corp.                                        1,775,861              71,834
  State Street Corp.                               1,358,624              66,627
  Capital One Financial Corp.                        969,843              66,318
  Golden West Financial Corp.                        617,456              65,666
  PNC Financial Services Group                     1,141,020              60,565
  Charles Schwab Corp.                             5,519,947              53,047
  The Chubb Corp.                                    767,420              52,323
  SouthTrust Corp.                                 1,333,800              51,765
  Paychex, Inc.                                    1,527,507              51,752
  Franklin Resources Corp.                         1,011,201              50,641
  Mellon Financial Corp.                           1,717,237              50,367
  KeyCorp                                          1,660,021              49,618
  ACE Ltd.                                         1,145,316              48,424
  Loews Corp.                                        750,208              44,983
  The Principal Financial Group, Inc.              1,291,213              44,908
  Equity Office Properties Trust REIT              1,632,350              44,400
  Simon Property Group, Inc. REIT                    841,696              43,280
  XL Capital Ltd. Class A                            558,593              42,151
  M & T Bank Corp.                                   479,438              41,855
  Charter One Financial, Inc.                        905,316              40,006
  CIGNA Corp.                                        571,936              39,355
  Moody's Corp.                                      605,414              39,146
  Comerica, Inc.                                     700,708              38,455
  Northern Trust Corp.                               891,450              37,691
  Aon Corp.                                        1,274,644              36,289
  AmSouth Bancorp                                  1,424,667              36,286
  Bear Stearns Co., Inc.                             424,356              35,778
  Marshall & Ilsley Corp.                            898,542              35,124
  Lincoln National Corp.                             721,178              34,076
  H & R Block, Inc.                                  707,657              33,741
  Equity Residential REIT                          1,133,333              33,694
  MBIA, Inc.                                         583,989              33,358
  Regions Financial Corp.                            886,906              32,416
  Ambac Financial Group, Inc.                        438,459              32,200
  Synovus Financial Corp.                          1,232,823              31,215
* Fiserv, Inc.                                       788,511              30,665
* SunGard Data Systems, Inc.                       1,173,533              30,512
  MGIC Investment Corp.                              399,533              30,309
  Cincinnati Financial Corp.                         680,457              29,614
  Jefferson-Pilot Corp.                              565,636              28,734
  North Fork Bancorp, Inc.                           699,575              26,619
  T. Rowe Price Group Inc.                           512,350              25,822
  Sovereign Bancorp, Inc.                          1,131,543              25,007
  SAFECO Corp.                                       563,413              24,790
  Torchmark Corp.                                    450,227              24,222
  ProLogis REIT                                      733,473              24,146
  Plum Creek Timber Co. Inc. REIT                    741,015              24,142
  Union Planters Corp.                               769,413              22,936
  First Horizon National Corp.                       501,654              22,810
  Zions Bancorp                                      362,246              22,260
  Huntington Bancshares Inc.                         928,227              21,256
  UnumProvident Corp.                              1,198,860              19,062
* Providian Financial Corp.                        1,177,873              17,279
* E*TRADE Financial Corp.                          1,478,245              16,482
  Janus Capital Group Inc.                           968,495              15,970
  Dow Jones & Co., Inc.                              331,100              14,933
  Equifax, Inc.                                      554,201              13,717
  Federated Investors, Inc.                          437,247              13,266
  Apartment Investment & Management Co.
   Class A REIT                                      381,133              11,865
  Ryder System, Inc.                                 264,580              10,602
  Deluxe Corp.                                       201,673               8,773
  Provident Financial Group, Inc.                     53,900               2,127
                                                                     -----------
                                                                       9,238,787
                                                                     -----------
HEALTH CARE (13.2%)
  Pfizer Inc.                                     30,869,495           1,058,206
  Johnson & Johnson                               12,007,318             668,808
  Merck & Co., Inc.                                8,986,534             426,860

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                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                              SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
--------------------------------------------------------------------------------
  Eli Lilly & Co.                                  4,568,627             319,393
* Amgen, Inc.                                      5,143,784             280,696
  Abbott Laboratories                              6,307,371             257,088
  Medtronic, Inc.                                  4,903,155             238,882
  Wyeth                                            5,392,605             194,997
  Bristol-Myers Squibb Co.                         7,862,946             192,642
  UnitedHealth Group Inc.                          2,490,948             155,062
* Boston Scientific Corp.                          3,377,733             144,567
  Cardinal Health, Inc.                            1,740,569             121,927
  Schering-Plough Corp.                            5,952,310             109,999
  Stryker Corp.                                    1,618,954              89,042
* Zimmer Holdings, Inc.                              987,276              87,078
* Biogen Idec Inc.                                 1,374,154              86,915
  Baxter International, Inc.                       2,479,197              85,557
* Forest Laboratories, Inc.                        1,496,340              84,738
  HCA Inc.                                         1,964,174              81,690
  Guidant Corp.                                    1,268,808              70,901
* WellPoint Health Networks Inc. Class A             629,531              70,514
* Caremark Rx, Inc.                                1,850,130              60,943
* St. Jude Medical, Inc.                             712,581              53,907
  Becton, Dickinson & Co.                          1,024,507              53,069
  Aetna Inc.                                         616,302              52,386
* Anthem, Inc.                                       560,732              50,219
  Allergan, Inc.                                     531,248              47,557
  Biomet, Inc.                                     1,029,145              45,735
* Genzyme Corp. General Division                     916,308              43,369
* Medco Health Solutions, Inc.                     1,096,388              41,115
  McKesson Corp.                                   1,184,396              40,660
* Gilead Sciences, Inc.                              531,791              35,630
  Quest Diagnostics, Inc.                            418,480              35,550
* Chiron Corp.                                       764,264              34,117
  AmerisourceBergen Corp.                            454,188              27,151
* Tenet Healthcare Corp.                           1,882,655              25,246
* Express Scripts Inc.                               315,229              24,976
  C.R. Bard, Inc.                                    422,087              23,911
* MedImmune Inc.                                   1,006,079              23,542
  IMS Health, Inc.                                   950,941              22,290
  Health Management Associates Class A               983,512              22,050
  Mylan Laboratories, Inc.                         1,086,641              22,004
* Hospira, Inc.                                      631,246              17,422
  Bausch & Lomb, Inc.                                214,122              13,933
* Watson Pharmaceuticals, Inc.                       440,464              11,848
  Manor Care, Inc.                                   359,502              11,749
* Millipore Corp.                                    199,315              11,235
* King Pharmaceuticals, Inc.                         976,274              11,178
* Humana Inc.                                        653,050              11,037
                                                                     -----------
                                                                       5,699,391
                                                                     -----------
INTEGRATED OILS (4.6%)
ExxonMobil Corp.                                  26,453,057           1,174,780
ChevronTexaco Corp.                                4,327,453             407,257
ConocoPhillips Co.                                 2,773,720             211,607
Occidental Petroleum Corp.                         1,582,210              76,595
Marathon Oil Corp.                                 1,397,084              52,866
Unocal Corp.                                       1,066,054              40,510
Amerada Hess Corp.                                   364,022              28,827
                                                                     -----------
                                                                       1,992,442
                                                                     -----------
OTHER ENERGY (1.8%)
  Schlumberger Ltd.                                2,382,571             151,317
  Devon Energy Corp.                                 970,026              64,022
  Anadarko Petroleum Corp.                         1,018,874              59,706
  Burlington Resources, Inc.                       1,604,662              58,057
  Apache Corp.                                     1,315,363              57,284
  Halliburton Co.                                  1,780,590              53,881
  Baker Hughes, Inc.                               1,347,154              50,720
  Valero Energy Corp.                                520,655              38,404
* Transocean Inc.                                  1,297,444              37,548
  Kerr-McGee Corp.                                   604,896              32,525
* BJ Services Co.                                    650,713              29,829
  EOG Resources, Inc.                                471,383              28,146
* Nabors Industries, Inc.                            600,888              27,172
  Williams Cos., Inc.                              2,102,187              25,016
* Noble Corp.                                        545,448              20,667
  El Paso Corp.                                    2,593,755              20,439
  Sunoco, Inc.                                       305,765              19,453
* Rowan Cos., Inc.                                   427,812              10,409
* Calpine Corp.                                    1,682,448               7,268
* Dynegy, Inc.                                     1,532,357               6,528
                                                                     -----------
                                                                         798,391
                                                                     -----------
MATERIALS & Processing (3.4%)
  E.I. du Pont de Nemours & Co.                    4,045,118             179,684
  Dow Chemical Co.                                 3,786,138             154,096
  Alcoa Inc.                                       3,516,007             116,134
  International Paper Co.                          1,963,390              87,764
  Newmont Mining Corp. (Holding Co.)               1,792,461              69,476
  Weyerhaeuser Co.                                   975,491              61,573
  Masco Corp.                                      1,771,730              55,243
  Praxair, Inc.                                    1,314,364              52,456
  Air Products & Chemicals, Inc.                     919,443              48,225
  Archer-Daniels-Midland Co.                       2,628,694              44,110
  PPG Industries, Inc.                               693,877              43,360
  Monsanto Co.                                     1,074,457              41,367
  Georgia Pacific Group                            1,031,247              38,136
  Rohm & Haas Co.                                    906,556              37,695
* American Standard Cos., Inc.                       869,859              35,064
  Ecolab, Inc.                                     1,039,293              32,946
* Phelps Dodge Corp.                                 378,076              29,305
  Avery Dennison Corp.                               446,843              28,602

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                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                              SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
--------------------------------------------------------------------------------
  Nucor Corp.                                        319,320              24,511
  Sherwin-Williams Co.                               579,233              24,067
  MeadWestvaco Corp.                                 815,050              23,954
  Freeport-McMoRan Copper & Gold, Inc. Class B       715,978              23,735
  Vulcan Materials Co.                               413,046              19,640
* Sealed Air Corp.                                   341,065              18,169
  Sigma-Aldrich Corp.                                279,665              16,671
  Ball Corp.                                         227,999              16,427
  Engelhard Corp.                                    502,743              16,244
  United States Steel Corp.                          458,306              16,096
  Fluor Corp.                                        335,866              16,011
  Temple-Inland Inc.                                 223,932              15,507
* Pactiv Corp.                                       619,794              15,458
  Ashland, Inc.                                      284,621              15,031
  Eastman Chemical Co.                               313,176              14,478
  Boise Cascade Corp.                                354,716              13,352
  Bemis Co., Inc.                                    432,577              12,220
  Louisiana-Pacific Corp.                            440,026              10,407
  Worthington Industries, Inc.                       351,097               7,208
  Allegheny Technologies Inc.                        328,573               5,931
  Great Lakes Chemical Corp.                         204,883               5,544
* Hercules, Inc.                                     444,520               5,419
                                                                     -----------
                                                                       1,491,316
                                                                     -----------
PRODUCER DURABLES (4.2%)
  United Technologies Corp.                        2,078,621             190,152
  The Boeing Co.                                   3,409,767             174,205
* Applied Materials, Inc.                          6,818,907             133,787
  Illinois Tool Works, Inc.                        1,252,711             120,123
  Caterpillar, Inc.                                1,382,810             109,850
  Emerson Electric Co.                             1,706,159             108,426
  Lockheed Martin Corp.                            1,814,994              94,525
  Northrop Grumman Corp.                           1,454,094              78,085
  Deere & Co.                                      1,006,932              70,626
  Danaher Corp.                                    1,245,837              64,597
* Agilent Technologies, Inc.                       1,947,235              57,015
* Lexmark International, Inc.                        525,532              50,730
  Ingersoll-Rand Co.                                 700,919              47,880
* Xerox Corp.                                      3,237,055              46,937
  Pitney Bowes, Inc.                                 935,053              41,376
* KLA-Tencor Corp.                                   795,037              39,259
  Dover Corp.                                        822,090              34,610
  Parker Hannifin Corp.                              483,526              28,750
  Pulte Homes, Inc.                                  512,659              26,674
  Molex, Inc.                                        766,932              24,603
  Rockwell Collins, Inc.                             717,381              23,903
* Waters Corp.                                       483,494              23,101
  Centex Corp.                                       499,085              22,833
  Cooper Industries, Inc. Class A                    374,131              22,227
  W.W. Grainger, Inc.                                367,680              21,142
* Thermo Electron Corp.                              670,378              20,607
* Novellus Systems, Inc.                             598,253              18,809
* Teradyne, Inc.                                     784,644              17,811
  American Power Conversion Corp.                    809,983              15,916
  Goodrich Corp.                                     475,793              15,382
  Pall Corp.                                         506,001              13,252
* Andrew Corp.                                       649,922              13,005
  KB HOME                                            188,875              12,963
  Tektronix, Inc.                                    342,239              11,643
  Cummins Inc.                                       174,432              10,902
  Crane Co.                                          240,732               7,557
  Thomas & Betts Corp.                               237,696               6,472
* Power-One, Inc.                                    337,190               3,702
                                                                     -----------
                                                                       1,823,437
                                                                     -----------
TECHNOLOGY (15.0%)
  Microsoft Corp.                                 43,662,802           1,247,010
  Intel Corp.                                     26,162,074             722,073
* Cisco Systems, Inc.                             27,348,997             648,171
  International Business Machines Corp.            6,815,940             600,825
* Dell Inc.                                       10,204,943             365,541
  Hewlett-Packard Co.                             12,331,879             260,203
* Oracle Corp.                                    21,008,933             250,637
  QUALCOMM Inc.                                    3,277,162             239,167
  Motorola, Inc.                                   9,479,916             173,008
  Texas Instruments, Inc.                          7,000,558             169,273
* EMC Corp.                                        9,885,057             112,690
  General Dynamics Corp.                             805,217              79,958
* Corning, Inc.                                    5,550,881              72,495
  Analog Devices, Inc.                             1,520,246              71,573
  Maxim Integrated Products, Inc.                  1,303,727              68,341
  Computer Associates International, Inc.          2,365,794              66,384
* Lucent Technologies, Inc.                       17,333,074              65,519
  Raytheon Co.                                     1,810,838              64,774
* Broadcom Corp.                                   1,270,803              59,436
* Sun Microsystems, Inc.                          13,454,784              58,394
* Symantec Corp.                                   1,261,665              55,236
* Apple Computer, Inc.                             1,537,363              50,026
  Linear Technology Corp.                          1,251,619              49,401
* Veritas Software Corp.                           1,747,349              48,402
  Xilinx, Inc.                                     1,403,889              46,764
  Adobe Systems, Inc.                                965,809              44,910
* Micron Technology, Inc.                          2,469,447              37,807
  Electronic Data Systems Corp.                    1,958,981              37,515
* Computer Sciences Corp.                            758,674              35,225
* Altera Corp.                                     1,514,066              33,643
* National Semiconductor Corp.                     1,451,054              31,909
* Network Appliance, Inc.                          1,405,702              30,265
* Intuit, Inc.                                       774,919              29,896

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                              SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
--------------------------------------------------------------------------------
* Affiliated Computer Services, Inc. Class A         550,133              29,124
* Avaya Inc.                                       1,794,557              28,336
  Rockwell Automation, Inc.                          751,786              28,199
* PeopleSoft, Inc.                                 1,475,701              27,300
* Solectron Corp.                                  3,887,981              25,155
* Advanced Micro Devices, Inc.                     1,430,381              22,743
* JDS Uniphase Corp.                               5,826,220              22,081
* Siebel Systems, Inc.                             2,032,402              21,706
  Scientific-Atlanta, Inc.                           619,592              21,376
* Jabil Circuit, Inc.                                811,925              20,444
  Autodesk, Inc.                                     459,057              19,652
* Sanmina-SCI Corp.                                2,107,299              19,176
* NCR Corp.                                          382,666              18,976
* Unisys Corp.                                     1,348,292              18,714
* Mercury Interactive Corp.                          372,958              18,585
  Applera Corp. Applied Biosystems Group             816,618              17,761
* BMC Software, Inc.                                 901,501              16,678
* Comverse Technology, Inc.                          791,526              15,783
* Tellabs, Inc.                                    1,681,896              14,700
* Citrix Systems, Inc.                               688,645              14,021
  Symbol Technologies, Inc.                          948,742              13,984
* NVIDIA Corp.                                       671,318              13,762
* Novell, Inc.                                     1,564,520              13,126
* LSI Logic Corp.                                  1,545,515              11,777
  PerkinElmer, Inc.                                  516,437              10,349
* Compuware Corp.                                  1,561,961              10,309
* PMC Sierra Inc.                                    714,308              10,250
* QLogic Corp.                                       377,060              10,026
* ADC Telecommunications, Inc.                     3,271,461               9,291
* CIENA Corp.                                      2,295,754               8,540
* Gateway, Inc.                                    1,505,782               6,776
* Applied Micro Circuits Corp.                     1,260,502               6,706
* Parametric Technology Corp.                      1,083,790               5,419
                                                                     -----------
                                                                       6,477,296
                                                                     -----------

UTILITIES (6.7%)
  Verizon Communications Inc.                     11,203,376             405,450
  SBC Communications Inc.                         13,395,565             324,842
* Comcast Corp. Class A                            8,128,574             227,844
  BellSouth Corp.                                  7,419,419             194,537
* AT&T Wireless Services Inc.                     11,031,247             157,968
* Nextel Communications, Inc.                      4,488,234             119,656
  Sprint Corp.                                     5,768,084             101,518
  Exelon Corp.                                     2,673,007              88,984
  Southern Co.                                     2,982,865              86,951
  Dominion Resources, Inc.                         1,320,622              83,305
  Duke Energy Corp.                                3,700,411              75,081
  ALLTEL Corp.                                     1,246,860              63,116
  TXU Corp.                                        1,309,816              53,061
  Entergy Corp.                                      931,423              52,169
  American Electric Power Co., Inc.                1,600,257              51,208
  FirstEnergy Corp.                                1,334,008              49,905
  FPL Group, Inc.                                    747,511              47,803
* PG&E Corp.                                       1,694,889              47,355
  AT&T Corp.                                       3,210,823              46,974
  Progress Energy, Inc.                              997,427              43,937
  Consolidated Edison Inc.                           974,842              38,760
  Public Service Enterprise Group, Inc.              957,125              38,314
  Edison International                             1,317,840              33,697
  Ameren Corp.                                       777,758              33,412
  PPL Corp.                                          719,280              33,015
  Sempra Energy                                      929,347              31,997
  Kinder Morgan, Inc.                                501,852              29,755
  DTE Energy Co.                                     701,513              28,439
  Cinergy Corp.                                      727,616              27,649
  Xcel Energy, Inc.                                1,614,911              26,985
* Comcast Corp. Special Class A                      940,053              25,955
* Qwest Communications International Inc.          7,217,418              25,911
  Constellation Energy Group, Inc.                   681,576              25,832
* AES Corp.                                        2,577,432              25,594
  KeySpan Corp.                                      647,897              23,778
  NiSource, Inc.                                   1,065,583              21,972
  CenturyTel, Inc.                                   561,864              16,878
  Pinnacle West Capital Corp.                        369,520              14,925
  CenterPoint Energy Inc.                          1,242,867              14,293
* Citizens Communications Co.                      1,163,025              14,073
  TECO Energy, Inc.                                  761,761               9,134
* Allegheny Energy, Inc.                             513,472               7,913
  Peoples Energy Corp.                               151,493               6,385
  NICOR Inc.                                         178,431               6,061
* CMS Energy Corp.                                   661,239               6,037
                                                                     -----------
                                                                       2,888,428
                                                                     -----------
OTHER (5.3%)
General Electric Co.                              42,697,871           1,383,411
3M Co.                                             3,162,841             284,687
Tyco International Ltd.                            8,110,439             268,780
Honeywell International Inc.                       3,473,570             127,237
Fortune Brands, Inc.                                 591,547              44,620
Johnson Controls, Inc.                               768,573              41,026
Eaton Corp.                                          609,083              39,432
Textron, Inc.                                        556,530              33,030
ITT Industries, Inc.                                 374,429              31,078
Brunswick Corp.                                      383,244              15,636
                                                                     -----------
                                                                       2,268,937
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $38,667,439)                                                   43,037,466
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        FACE              MARKET
                                                      AMOUNT              VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.3%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.05%, 7/14/2004                                 $17,000              16,992
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.46%, 7/1/2004--Note E                              45,125              45,125
 1.47%, 7/1/2004                                      83,319              83,319
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $145,436)                                                         145,436
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
 (COST $38,812,875)                                                   43,182,902
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets                                                             334,337
Liabilities--Note E                                                    (281,425)
                                                                     -----------
                                                                          52,912
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $43,235,814
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security has been segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $40,877,406
Undistributed Net Investment Income                                       23,608
Accumulated Net Realized Losses                                      (2,036,432)
Unrealized Appreciation
  Investment Securities                                                4,370,027
  Futures Contracts                                                        1,205
--------------------------------------------------------------------------------
NET ASSETS                                                           $43,235,814
================================================================================

Institutional Shares--Net Assets
Applicable to 300,144,534 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $31,366,807
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INSTITUTIONAL SHARES                                                    $104.51
================================================================================

Institutional Plus Shares--Net Assets
Applicable to 113,571,048 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $11,869,007
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INSTITUTIONAL PLUS SHARES                                               $104.51
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                        INSTITUTIONAL INDEX FUND

                                                  SIX MONTHS ENDED JUNE 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 332,121
  Interest                                                                   887
  Security Lending                                                            91
--------------------------------------------------------------------------------
    Total Income                                                         333,099
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Management and Administrative
      Institutional Shares                                                 7,657
      Institutional Plus Shares                                            1,291
--------------------------------------------------------------------------------
  Total Expenses                                                           8,948
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    324,151
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (130,760)
  Futures Contracts                                                       13,367
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (117,393)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                1,155,215
  Futures Contracts                                                      (5,278)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       1,149,937
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $1,356,695
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                             INSTITUTIONAL
                                                              INDEX FUND
                                                   -----------------------------
                                                     SIX MONTHS             YEAR
                                                          ENDED            ENDED
                                                  JUNE 30, 2004    DEC. 31, 2003
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $ 324,151        $ 581,883
  Realized Net Gain (Loss)                            (117,393)        1,488,925
  Change in Unrealized Appreciation (Depreciation)    1,149,937        6,564,004
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
    from Operations                                   1,356,695        8,634,812
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
   Institutional Shares                               (223,196)        (422,249)
   Institutional Plus Shares                           (82,255)        (157,952)
  Realized Capital Gain
   Institutional Shares                                      --               --
   Institutional Plus Shares                                 --               --
--------------------------------------------------------------------------------
   Total Distributions                                (305,451)        (580,201)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Institutional Shares                                1,098,908        3,213,652
  Institutional Plus Shares                           2,822,724      (2,408,925)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital
     Share Transactions                               3,921,632          804,727
--------------------------------------------------------------------------------
  Total Increase (Decrease)                           4,972,876        8,859,338
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                38,262,938       29,403,600
--------------------------------------------------------------------------------
  End of Period                                     $43,235,814      $38,262,938
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES

-----------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                  JUNE 30,  -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        2004       2003       2002       2001       2000       1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $101.78    $ 80.45    $104.89    $120.72    $134.02    $112.85
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                 .79       1.54       1.42      1.374      1.403      1.501
 Net Realized and Unrealized                          2.69      21.32    (24.45)   (15.829)   (13.303)     22.143
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Opera                         3.48      22.86    (23.03)   (14.455)   (11.900)     23.644
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.75)     (1.53)     (1.41)    (1.375)    (1.400)    (1.514)
 Distributions from Realized Capital Gains              --         --         --         --         --     (.960)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                (.75)     (1.53)     (1.41)    (1.375)    (1.400)    (2.474)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $104.51    $101.78    $ 80.45    $104.89    $120.72    $134.02
=================================================================================================================
TOTAL RETURN                                         3.43%     28.66%    -22.03%    -11.93%     -8.95%     21.17%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $31,367    $29,458    $20,361    $24,165    $26,406    $28,918
 Ratio of Total Expenses to Average Net Assets      0.05%*      0.05%      0.05%      0.05%      0.06%      0.06%
 Ratio of Net Investment Income to
   Average Net Assets                               1.58%*      1.74%      1.57%      1.27%      1.10%      1.25%
 Portfolio Turnover Rate**                             5%*         4%         8%         5%         7%         3%
=================================================================================================================

*Annualized.
**Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares.

INSTITUTIONAL INDEX FUND INSTITUTIONAL PLUS SHARES

-----------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                  JUNE 30,  -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        2004       2003       2002       2001       2000       1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $101.78    $ 80.45    $104.89    $120.72    $134.02    $112.85
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .803      1.562      1.438      1.405      1.449      1.542
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     2.690     21.320   (24.446)   (15.829)   (13.302)     22.143
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   3.493     22.882   (23.008)   (14.424)   (11.853)     23.685
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income               (.763)    (1.552)    (1.432)    (1.406)    (1.447)    (1.555)
 Distributions from Realized Capital Gains              --         --         --         --         --     (.960)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                               (.763)    (1.552)    (1.432)    (1.406)    (1.447)    (2.515)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $104.51    $101.78    $ 80.45    $104.89    $120.72    $134.02
=================================================================================================================
TOTAL RETURN                                         3.45%     28.69%    -22.01%    -11.90%     -8.92%     21.21%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $11,869     $8,805     $9,042    $11,349    $10,765     $6,861
 Ratio of Total Expenses to Average Net Assets     0.025%*     0.025%     0.025%     0.025%     0.025%     0.025%
 Ratio of Net Investment Income to
  Average Net Assets                                 1.60%      1.76%      1.59%      1.31%      1.14%      1.29%
 Portfolio Turnover Rate                               5%*         4%         8%         5%         7%         3%
=================================================================================================================

*Annualized.
**Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $10 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2004, the fund realized $99,515,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2003, the fund had available realized losses of $1,812,605,000 to offset future net capital gains of $48,662,000 through December 31, 2008, $385,639,000 through December 31, 2009,
$1,269,960,000  through December 31, 2010, and $108,344,000 through December 31,
2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $4,370,027,000, consisting of unrealized gains of $8,494,980,000 on securities that had risen in value since their purchase and $4,124,953,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:
--------------------------------------------------------------------------------
                                                               (000)
                                                    ----------------------------
                                                        Aggregate     Unrealized
                                       Number of       Settlement   Appreciation
Futures Contracts                 Long Contracts            Value (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index                                559         $159,371         $1,190
E-Mini S&P 500 Index                         140            7,983             15
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended June 30, 2004, the fund purchased $5,056,335,000 of investment securities and sold $1,102,068,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at June 30, 2004, was $41,199,000, for which the fund held cash collateral of $45,125,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED               YEAR ENDED
                                                          JUNE 30, 2004            DECEMBER 31, 2003
                                                    -----------------------  ---------------------------
                                                          AMOUNT     SHARES          AMOUNT       SHARES
                                                           (000)      (000)           (000)        (000)
--------------------------------------------------------------------------------------------------------
Institutional Shares
 Issued                                              $ 5,197,464     50,198     $ 7,987,042       90,051
 Issued in Lieu of Cash Distributions                    200,423      1,953         380,701        4,185
 Redeemed                                            (4,298,979)   (41,436)     (5,154,091)     (57,889)
--------------------------------------------------------------------------------------------------------
  Net Increase (Decrease)--Institutional Shares        1,098,908     10,715       3,213,652       36,347
--------------------------------------------------------------------------------------------------------
Institutional Plus Shares
 Issued                                                3,318,916     31,848       1,660,391       18,568
 Issued in Lieu of Cash Distributions                     78,565        765         149,700        1,662
 Redeemed                                              (574,757)    (5,556)     (4,219,016)     (46,105)
                                                     ---------------------------------------------------
  Net Increase (Decrease)--Institutional Plus Shares   2,822,724     27,057     (2,408,925)     (25,875)
--------------------------------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (129)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (129)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL Trustee              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (127)                Director of Vanguard Investment Series plc (Irish investment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                                     [SHIP LOGO]
                                                           THE VANGUARD GROUP(R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q942 082004

                          VANGUARD(R) INSTITUTIONAL
                          TOTAL BOND MARKET INDEX FUND

                          JUNE 30, 2004

SEMIANNUAL REPORT

                                                          THE VANGUARD GROUP (R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

================================================================================
CONTENTS

 1 LETTER FROM THE CHAIRMAN

 5 FUND PROFILE

 6 GLOSSARY OF INVESTMENT TERMS

 7 PERFORMANCE SUMMARY

 8 ABOUT YOUR FUND'S EXPENSES

10 FINANCIAL STATEMENTS

38 ADVANTAGES OF VANGUARD.COM
================================================================================

SUMMARY

- Vanguard Institutional Total Bond Market Index Fund posted a 0.1% return during the first half of 2004, in line with its bogey and the average mutual fund peer.

- Yields rose and prices fell during the six months, resulting in virtually flat returns for bonds.

- Mortgage-backed securities fared somewhat better than nominal U.S. Treasury and investment-grade corporate securities.
================================================================================

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the first half of 2004, returns from investment-grade bonds were virtually flat as meaningful price declines in April and May offset price gains in the other months and the six months' income distributions.

In this environment, Vanguard Institutional Total Bond Market Index Fund posted a six-month total return of 0.1%, which closely matched the return of its target benchmark and was a tad higher than the average return of its mutual fund peer group.

The adjacent table shows the total returns (capital change plus reinvested distributions) for your fund and its comparative measures. The fund's per-share distributions and change in share price during the period are shown in the table on page 4.


================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                   JUNE 30, 2004
--------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL TOTAL BOND MARKET INDEX FUND                         0.1%
Lehman Aggregate Bond Index                                                 0.2
Average Intermediate Investment Grade Debt Fund*                           -0.1
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


Reflective of the overall rising interest-rate environment, the yield of your fund stood at 4.18% on June 30, or 28 basis points (0.28 percentage point) higher than at the start of the year.

STRONG ECONOMIC DATA DAMPENED BOND RETURNS

Fixed income securities enjoyed solid price gains during the first quarter of 2004, and yields again approached historical lows. However, the picture changed early in the second quarter, as inflationary fears fueled by surging energy prices and reports indicating the economy was recovering at a healthy pace--coupled with the Federal Reserve Board's telegraphing its intent to start raising short-term interest rates as early as June--caused bond prices to fall in April and May.

For the full six months, interest income barely offset the price declines, with the Lehman Brothers Aggregate Bond Index--a proxy for the broad U.S. taxable, investment-grade bond market--posting a total return of 0.2%. Within the index, marginally negative returns in nominal U.S. Treasury securities and investment-grade corporate bonds were offset by modestly positive results from mortgage-backed securities (MBSs), which account for more than one-third of the index's value. Treasury inflation-indexed securities and high-yield bonds--which are not part of the aggregate index--registered higher total returns, though those too were modest (+1.9% and +1.4%, respectively).


================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JUNE 30, 2004
                                                --------------------------------
                                                     SIX         ONE        FIVE
                                                  MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         0.2%        0.3%        6.9%
 (Broad taxable market)
Lehman Municipal Bond Index                        -0.7         0.8         5.9
Citigroup 3-Month Treasury Bill Index               0.5         1.0         3.1
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                     3.3%       19.5%       -1.6%
Russell 2000 Index (Small-caps)                     6.8        33.4         6.6
Dow Jones Wilshire 5000 Index                       3.9        21.2        -1.0
 (Entire market)
MSCI All Country World Index
 ex USA (International)                             4.1        32.5         1.0
================================================================================
CPI
Consumer Price Index                                2.9%        3.3%        2.7%
--------------------------------------------------------------------------------
*Annualized.


For the fiscal half-year, the yield of the bellwether 10-year Treasury note increased 33 basis points, from 4.25% to 4.58%. At the shorter end of the maturity spectrum, rates climbed more sharply in anticipation of the Federal Reserve's increase in its target federal funds rate. The Fed acted on June 30, lifting its target by 25 basis points, the first increase in four years. The yield of the 3-month Treasury bill, a proxy for money market rates, climbed from 0.92% at year-end 2003 to 1.26% on June 30.

STOCKS MADE MODERATE GAINS

The generally positive economic environment was good news for stock investors worldwide. In the United States, corporate earnings were strong, and Wall Street boosted its earnings-growth forecasts as the economic expansion accelerated. Consumer confidence solidified during the half-year as job creation increased. The broad U.S. stock market returned 3.9%. Developed markets overseas did even better, but a stronger U.S. dollar dampened returns from foreign securities for U.S.-based investors. Gains overall might have been higher but for concerns raised by unrest in the Middle East. In addition, the price of crude oil reached a two-decade high, causing stock prices to dip during the middle of the period.

MORTGAGE-BACKED SECURITIES KEPT FUND IN THE BLACK

The Institutional Total Bond Market Index Fund's six-month return of 0.1% was just shy of the return of its benchmark, though by a margin consistent with the effects of real-world operating costs, which the fund incurs but the index does not. As we mentioned earlier, the return of MBSs helped the index and your fund to stay in the black. The higher coupon rates of MBSs versus Treasuries with equivalent maturities have allowed MBSs to better weather periods of rising interest rates in the recent past, though they have also experienced more moderate price appreciation in an environment of declining interest rates. (We should note that the lower volatility of MBSs may not hold going forward. Unlike noncallable bonds, the durations of MBSs are very volatile and tend to follow the direction of interest rates.)

In recent years, the volatility of bonds in general has been higher than the norm. Despite bonds' strong showing during the first quarter, the downward trend for fixed income securities that began in mid-2003 continued during the half-year. For the 12 months ended June 30, your fund's share price fell -3.5%, which was offset by a 3.8% income return for a total return of 0.3%.

================================================================================
RISING RATES MAY RESULT IN A TEMPORARY DECLINE IN PRINCIPAL VALUE< BU A HIGHER TOTAL RETURN OVER THE LONG RUN.
================================================================================

BONDS CONTINUE TO PLAY A VALUABLE ROLE

In last year's letter, I mentioned that no one should expect bonds' stellar gains in recent years to be the norm going forward and that bonds' short-term performances might be disappointing due to the likelihood that interest rates would rise from their historical lows. With the possibility of more rate hikes to come, that may still be true. But there is a silver lining. For investors with longer time horizons who reinvest their distributions, rising interest rates are good news: While rising rates initially result in a decline of bonds' principal value on paper, they also mean that interest income will be reinvested in securities with lower prices and higher yields, resulting in higher total returns over the long run.

Regardless of the direction of short-term interest rates and their effect on bond prices, bond funds continue to fulfill the important role of diversification in an overall portfolio. The past several years--in which stock and bond prices moved in an almost seesaw motion--only reinforced the tried-and-true value of a balanced approach. Index funds can further enhance your investment plan by providing low-cost, broad exposure to different asset classes.

Thank you for investing your assets with Vanguard.

Sincerely,

/S/ John J. Brennan

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
JULY 21, 2004



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE             DECEMBER 31, 2003--JUNE 30, 2004

                                                        DISTRIBUTIONS PER SHARE
                                                        ------------------------
                            STARTING         ENDING        INCOME        CAPITAL
                         SHARE PRICE    SHARE PRICE     DIVIDENDS          GAINS
--------------------------------------------------------------------------------
Institutional Total Bond
  Market Index Fund           $51.80         $50.81        $1.056         $0.017
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 6/30/2004
FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 6.

--------------------------------------------------------------------------------

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
---------------------------------------------------------------

FINANCIAL ATTRIBUTES
------------------------------------------------------
                                                TARGET
                                    FUND        INDEX*
------------------------------------------------------
Number of Issues                   2,199         5,700
Yield                               4.2%            --
Yield to Maturity                 4.7%**          4.7%
Average Coupon                      5.9%          5.4%
Average Effective Maturity     7.6 years     7.5 years
Average Quality+                     Aa1           Aa1
Average Duration               4.8 years     4.8 years
Expense Ratio                    0.05%++            --
Short-Term Reserves                   0%            --
------------------------------------------------------

------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY+
  (% of portfolio)

Treasury/Agency/GSEs(double dagger)    69%
Aaa                                     7
Aa                                      3
A                                      10
Baa                                    11
------------------------------------------------------
Total                                 100%
------------------------------------------------------

-----------------------------------
INVESTMENT FOCUS

CREDIT QUALITY -- TREASURY/AGENCY
AVERAGE MATURITY -- MEDIUM
-----------------------------------

-----------------------------------
DISTRIBUTION BY MATURITY
  (% of portfolio)

1-5 Years          36%
5-10 Years         48
10-20 Years         9
20-30 Years         7
-----------------------------------
Total             100%
-----------------------------------

-----------------------------------------------
SECTOR DIVERSIFICATION
  (% of portfolio)

Asset-Backed /Commercial Mortgage-Backed     5%
Finance                                      8
Foreign                                      4
Government Mortgage-Backed                  36
Industrial                                  12
Treasury/Agency                             33
Utilities                                    2
-----------------------------------------------
Total                                      100%
-----------------------------------------------

 *Lehman Aggregate Bond Index.
**Before expenses.
 +Source: Moody's Investors Service.
++Annualized.
(dougle dagger)Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.


                                               Visit our website at VANGUARD.COM
                                         for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

AS OF 6/30/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) April 26, 2002--June 30, 2004

           INSTITUTIONAL TOTAL BOND MARKET
                    INDEX FUND                   LEHMAN*
FISCAL    CAPITAL     INCOME          TOTAL        TOTAL
YEAR       RETURN     RETURN         RETURN       RETURN
--------------------------------------------------------
2002         3.8%       3.5%           7.3%         7.9%
2003         0.2        3.9            4.1          4.1
2004**      -1.9        2.0            0.1          0.2
---------------------------------------------------------
 *Lehman Aggregate Bond Index.
**Six months ended June 30, 2004.
Note: See Financial Highlights table on page 34 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2004

                                                           SINCE INCEPTION
                                            ONE     ----------------------------
                      INCEPTION DATE       YEAR    CAPITAL     INCOME      TOTAL
--------------------------------------------------------------------------------
Institutional Total Bond Market
  Index Fund               4/26/2002      0.28%      0.92%      4.35%      5.27%
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. For the six months ended June 30, 2004, the Institutional Total Bond Market Index Fund had an annualized expense ratio of 0.05%.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* Based on hypothetical 5% return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.


--------------------------------------------------------------------------------
Six Months Ended June 30, 2004

INSTITUTIONAL TOTAL        BEGINNING                ENDING              EXPENSES
BOND MARKET            ACCOUNT VALUE         ACCOUNT VALUE           PAID DURING
INDEX FUND                12/31/2003             6/30/2004               PERIOD*
--------------------------------------------------------------------------------
Based on Actual
  Fund Return                 $1,000                $1,001                 $0.25

Based on Hypothetical
  5% Return                   $1,000                $1,050                 $0.25
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
--------------------------------------------------------------------------------

     Note that the expenses shown in the table on page 8 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

     The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     You can find more information about the fund's expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 6/30/2004
FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (67.1%)
----------------------------------------------------------------------------------------------------------------
U.S. Government Securities (21.3%)
U.S. Treasury Bond                                       10.375%            11/15/2009         1,530       1,579
U.S. Treasury Bond                                        10.00%             5/15/2010           850         908
U.S. Treasury Bond                                        12.00%             8/15/2013         1,500       1,980
U.S. Treasury Bond                                        13.25%             5/15/2014           750       1,061
U.S. Treasury Bond                                        12.50%             8/15/2014         1,975       2,757
U.S. Treasury Bond                                        11.75%            11/15/2014           750       1,030
U.S. Treasury Bond                                        11.25%             2/15/2015           575         887
U.S. Treasury Bond                                        9.875%            11/15/2015           600         864
U.S. Treasury Bond                                         9.25%             2/15/2016         3,100       4,304
U.S. Treasury Bond                                         7.50%            11/15/2016           225         277
U.S. Treasury Bond                                         8.75%             5/15/2017           875       1,186
U.S. Treasury Bond                                        8.875%             8/15/2017         7,965      10,915
U.S. Treasury Bond                                        9.125%             5/15/2018         6,825       9,581
U.S. Treasury Bond                                        8.875%             2/15/2019         6,000       8,304
U.S. Treasury Bond                                        8.125%             8/15/2019         1,280       1,676
U.S. Treasury Bond                                         8.50%             2/15/2020           400         541
U.S. Treasury Bond                                         8.75%             5/15/2020           540         747
U.S. Treasury Bond                                         8.75%             8/15/2020           275         381
U.S. Treasury Bond                                        7.875%             2/15/2021           990       1,278
U.S. Treasury Bond                                        8.125%             8/15/2021         1,425       1,885
U.S. Treasury Bond                                         8.00%            11/15/2021         1,805       2,366
U.S. Treasury Bond                                         7.25%             8/15/2022         3,300       4,043
U.S. Treasury Bond                                        7.625%            11/15/2022         4,695       5,971
U.S. Treasury Bond                                         6.25%             8/15/2023            25          28
----------------------------------------------------------------------------------------------------------------

10

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
                                                                              MATURITY        AMOUNT      VALUE*
                                                          COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                                        6.875%             8/15/2025         1,850       2,200
U.S. Treasury Bond                                        6.625%             2/15/2027            30          35
U.S. Treasury Bond                                        6.375%             8/15/2027         6,050       6,830
U.S. Treasury Bond                                         5.50%             8/15/2028         1,350       1,368
U.S. Treasury Bond                                         5.25%            11/15/2028           675         661
U.S. Treasury Bond                                         6.25%             5/15/2030           250         280
U.S. Treasury Note                                         6.50%             8/15/2005         5,250       5,500
U.S. Treasury Note                                         2.00%             8/31/2005         4,500       4,489
U.S. Treasury Note                                        1.875%            11/30/2005         9,750       9,683
U.S. Treasury Note                                        1.875%            12/31/2005         7,550       7,487
U.S. Treasury Note                                        1.875%             1/31/2006         5,000       4,953
U.S. Treasury Note                                        1.625%             2/28/2006         4,375       4,311
U.S. Treasury Note                                        4.625%             5/15/2006         3,925       4,065
U.S. Treasury Note                                        6.875%             5/15/2006         9,415      10,136
U.S. Treasury Note                                         7.00%             7/15/2006        13,215      14,322
U.S. Treasury Note                                         6.50%            10/15/2006         5,700       6,155
U.S. Treasury Note                                         6.25%             2/15/2007         1,525       1,648
U.S. Treasury Note                                        4.375%             5/15/2007           300         310
U.S. Treasury Note                                        6.625%             5/15/2007         4,175       4,573
U.S. Treasury Note                                        6.125%             8/15/2007         4,350       4,720
U.S. Treasury Note                                        5.625%             5/15/2008        13,380      14,407
U.S. Treasury Note                                        3.125%             9/15/2008         3,725       3,656
U.S. Treasury Note                                        3.125%            10/15/2008         5,275       5,170
U.S. Treasury Note                                         4.75%            11/15/2008           725         758
U.S. Treasury Note                                        3.375%            12/15/2008         1,450       1,432
U.S. Treasury Note                                         3.25%             1/15/2009         1,450       1,422
U.S. Treasury Note                                         6.50%             2/15/2010           975       1,099
U.S. Treasury Note                                         5.00%             8/15/2011           175         183
U.S. Treasury Note                                        4.875%             2/15/2012        12,290      12,695
U.S. Treasury Note                                        4.375%             8/15/2012         7,965       7,931
                                                                                                       ---------
                                                                                                         207,028
                                                                                                       ---------
AGENCY BONDS AND NOTES (11.6%)
Federal Home Loan Bank*                                    3.25%             8/15/2005         1,125       1,136
Federal Home Loan Bank*                                    2.50%            12/15/2005         2,000       1,997
Federal Home Loan Bank*                                   5.125%              3/6/2006         2,650       2,750
Federal Home Loan Bank*                                    2.50%             3/15/2006         1,150       1,144
Federal Home Loan Bank*                                   2.875%             9/15/2006         3,000       2,981
Federal Home Loan Bank*                                    6.50%             8/15/2007         2,450       2,660
Federal Home Loan Bank*                                   5.865%              9/2/2008           550         589
Federal Home Loan Bank*                                   3.625%            11/14/2008           750         737
Federal Home Loan Bank*                                    6.50%            11/13/2009         1,300       1,427
Federal Home Loan Bank*                                   7.625%             5/14/2010         5,350       6,195
Federal Home Loan Bank*                                    5.75%             5/15/2012           800         843
Federal Home Loan Bank*                                    4.50%             9/16/2013           800         764
Federal Home Loan Mortgage Corp.*                          7.00%             7/15/2005         8,000       8,385
Federal Home Loan Mortgage Corp.*                         2.125%            11/15/2005         2,250       2,237
Federal Home Loan Mortgage Corp.*                          5.25%             1/15/2006         1,050       1,090
Federal Home Loan Mortgage Corp.*                          4.00%             6/12/2006           850         774
Federal Home Loan Mortgage Corp.*                          5.50%             7/15/2006         1,050       1,100
Federal Home Loan Mortgage Corp.*                         2.875%            12/15/2006         1,000         992
Federal Home Loan Mortgage Corp.*                          5.75%             4/15/2008         2,725       2,908
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.*                          5.75%             3/15/2009         2,000       2,129
Federal Home Loan Mortgage Corp.*                         6.625%             9/15/2009         2,100       2,320
Federal Home Loan Mortgage Corp.*                          7.00%             3/15/2010         2,500       2,812
Federal Home Loan Mortgage Corp.*                         6.875%             9/15/2010         5,900       6,628
Federal Home Loan Mortgage Corp.*                         5.875%             3/21/2011           750         789
Federal Home Loan Mortgage Corp.*                          6.00%             6/15/2011         1,500       1,609
Federal Home Loan Mortgage Corp.*                          5.50%             9/15/2011         1,100       1,147
Federal Home Loan Mortgage Corp.*                          5.75%             1/15/2012         2,550       2,689
Federal Home Loan Mortgage Corp.*                         5.125%             7/15/2012           500         506
Federal Home Loan Mortgage Corp.*                          4.50%             1/15/2013         1,250       1,203
Federal Home Loan Mortgage Corp.*                          4.50%             7/15/2013           500         478
Federal Home Loan Mortgage Corp.*                          6.75%             3/15/2031           889         991
Federal Home Loan Mortgage Corp.*                          6.25%             7/15/2032           132         138
Federal National Mortgage Assn.*                           7.00%             7/15/2005         8,500       8,909
Federal National Mortgage Assn.*                           5.50%             2/15/2006         1,500       1,565
Federal National Mortgage Assn.*                           5.25%             6/15/2006         1,750       1,824
Federal National Mortgage Assn.*                          7.125%             3/15/2007         1,500       1,644
Federal National Mortgage Assn.*                          6.625%            10/15/2007         3,560       3,887
Federal National Mortgage Assn.*                           5.75%             2/15/2008         1,850       1,970
Federal National Mortgage Assn.*                           6.00%             5/15/2008         1,000       1,076
Federal National Mortgage Assn.*                          6.375%             6/15/2009           600         656
Federal National Mortgage Assn.*                          6.625%             9/15/2009         5,015       5,542
Federal National Mortgage Assn.*                           7.25%             1/15/2010         2,830       3,218
Federal National Mortgage Assn.*                          6.625%            11/15/2010           500         555
Federal National Mortgage Assn.*                           6.25%              2/1/2011           225         242
Federal National Mortgage Assn.*                           6.00%             5/15/2011         1,000       1,073
Federal National Mortgage Assn.*                          5.375%            11/15/2011         2,500       2,584
Federal National Mortgage Assn.*                          6.125%             3/15/2012         4,850       5,222
Federal National Mortgage Assn.*                          4.625%              5/1/2013         1,150       1,087
Federal National Mortgage Assn.*                          5.125%              1/2/2014           300         292
Federal National Mortgage Assn.*                          7.125%             1/15/2030           750         872
Federal National Mortgage Assn.*                           7.25%             5/15/2030         1,550       1,829
Federal National Mortgage Assn.*                          6.625%            11/15/2030           800         880
Private Export Funding Corp.
 (U.S. Government Guaranteed)                              7.20%             1/15/2010         1,325       1,503
State of Israel (U.S. Government Guaranteed)               5.50%             9/18/2023           250         248
State of Israel (U.S. Government Guaranteed)               5.50%             12/4/2023           200         199
State of Israel (U.S. Government Guaranteed)               5.50%             4/26/2024           125         124
Tennessee Valley Auth.*                                   5.375%            11/13/2008           325         342
Tennessee Valley Auth.*                                   7.125%              5/1/2030         1,650       1,920
                                                                                                      ----------
                                                                                                         113,411
                                                                                                      ----------
MORTGAGE-BACKED SECURITIES (34.2%)
Federal Home Loan Mortgage Corp.*                          4.00%     7/1/2008-4/1/2019(1)      7,186       6,933
Federal Home Loan Mortgage Corp.*                          4.50%     3/1/2008-4/1/2034(1)     19,102      18,700
Federal Home Loan Mortgage Corp.*                          5.00%     6/1/2007-5/1/2034(1)     36,344      35,663
Federal Home Loan Mortgage Corp.*                          5.50%   12/1/2005-11/1/2035(1)     26,170      26,268
Federal Home Loan Mortgage Corp.*                          6.00%     1/1/2006-6/1/2033(1)     14,074      14,495
Federal Home Loan Mortgage Corp.*                          6.50%    10/1/2004-8/1/2032(1)     11,987      12,554
Federal Home Loan Mortgage Corp.*                          7.00%   10/27/2004-6/1/2032(1)      5,520       5,836
Federal Home Loan Mortgage Corp.*                          7.50%    10/1/2012-2/1/2032(1)      1,810       1,943
Federal Home Loan Mortgage Corp.*                          8.00%    6/1/2012-11/1/2031(1)        935       1,013
----------------------------------------------------------------------------------------------------------------

12

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
                                                                              MATURITY        AMOUNT      VALUE*
                                                          COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.*                          8.50%     6/1/2025-5/1/2030(1)        419         460
Federal Home Loan Mortgage Corp.*                          9.00%     2/1/2025-9/1/2030(1)         35          38
Federal Home Loan Mortgage Corp.*                          9.50%              2/1/2025(1)          5           5
Federal National Mortgage Assn.*                           4.00%    8/1/2010-11/1/2018(1)      4,757       4,581
Federal National Mortgage Assn.*                           4.50%    5/1/2018-10/1/2033(1)     21,789      21,104
Federal National Mortgage Assn.*                           5.00%     9/1/2009-3/1/2034(1)     34,402      33,578
Federal National Mortgage Assn.*                           5.50%     5/1/2009-6/1/2034(1)     53,731      53,763
Federal National Mortgage Assn.*                           6.00%    10/1/2008-4/1/2034(1)     27,090      27,796
Federal National Mortgage Assn.*                           6.50%     1/1/2012-3/1/2033(1)     14,312      14,944
Federal National Mortgage Assn.*                           7.00%     7/1/2014-7/1/2032(1)      4,658       4,920
Federal National Mortgage Assn.*                           7.50%   11/1/2011-10/1/2031(1)      2,122       2,273
Federal National Mortgage Assn.*                           8.00%    12/1/2029-6/1/2031(1)        506         548
Federal National Mortgage Assn.*                           8.50%     4/1/2030-4/1/2031(1)        210         226
Federal National Mortgage Assn.*                           9.00%              8/1/2030(1)         10          11
Federal National Mortgage Assn.*                           9.50%             11/1/2025(1)         16          18
Government National Mortgage Assn.                         4.50%   8/15/2018-9/15/2033(1)      1,658       1,595
Government National Mortgage Assn.                         5.00%   2/15/2018-5/15/2034(1)      7,095       6,932
Government National Mortgage Assn.                         5.50%   2/15/2017-5/15/2034(1)     13,337      13,352
Government National Mortgage Assn.                         6.00%   9/15/2013-3/15/2034(1)      8,992       9,234
Government National Mortgage Assn.                         6.50%  5/15/2013-11/15/2032(1)      6,148       6,435
Government National Mortgage Assn.                         7.00%  10/15/2010-6/15/2032(1)      3,935       4,186
Government National Mortgage Assn.                         7.50%  5/15/2023-10/15/2031(1)      1,732       1,866
Government National Mortgage Assn.                         8.00%  7/15/2025-11/15/2030(1)      1,378       1,506
Government National Mortgage Assn.                         8.50%  12/15/2024-7/15/2030(1)        108         119
Government National Mortgage Assn.                         9.00%   5/15/2025-9/15/2030(1)         64          70
Government National Mortgage Assn.                         9.50%            11/15/2017(1)         26          29
                                                                                                       ---------
                                                                                                         332,994
                                                                                                       ---------
----------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $659,903)                                                                                        653,433
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (29.8%)
----------------------------------------------------------------------------------------------------------------
Asset-Backed/Commercial Mortgage-Backed Securities (6.6%)
 American Express Credit Account Master Trust             1.369%            11/17/2008(1)(3)   4,100       4,111
Bank of America Mortgage Securities                       4.654%             6/25/2032(1)         54          54
California Infrastructure & Economic Development
 Bank Special Purpose Trust PG&E-1                         6.42%             9/25/2008(1)        769         803
California Infrastructure & Economic Development
 Bank Special Purpose Trust SDG&E-1                        6.31%             9/25/2008(1)        822         858
Carco Auto Loan Master Trust                              1.304%            11/15/2006(1)(3)   5,000       5,006
Chase Credit Card Master Trust                            1.339%             2/15/2007(1)(3)   1,000       1,000
Chase Credit Card Master Trust                            1.299%             3/17/2008(1)(3)   1,000       1,001
Chase Credit Card Master Trust                            1.379%             6/16/2008(1)(3)  10,000      10,023
Citibank Credit Card Master Trust                         5.875%             3/10/2011(1)      1,750       1,868
Countrywide Home Loans                                    4.557%             9/19/2032(1)        388         388
Countrywide Home Loans                                    4.145%             5/25/2033(1)      1,078       1,080
Discover Card Master Trust I                              1.519%             2/16/2007(1)(3)   2,000       2,001
Discover Card Master Trust I                              1.369%             4/16/2007(1)(3)   4,000       4,001
Discover Card Master Trust I                              1.419%             9/18/2007(1)(3)   4,000       4,005
First USA Credit Card Master Trust                         1.42%             4/17/2007(1)(3)   1,000       1,000
First USA Credit Card Master Trust                         1.43%             9/19/2008(1)(3)   6,000       6,012
Harley-Davidson Motorcycle Trust                           4.50%             1/15/2010(1)      1,650       1,683
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust                         4.22%             4/16/2007(1)        325         330
Household Credit Card Master Note Trust I                 1.379%             8/15/2008(1)(3)   3,000       3,005
MBNA Credit Card Master Note Trust                        1.369%             2/15/2007(1)(3)   4,000       4,001
MBNA Credit Card Master Note Trust                         4.95%             6/15/2009(1)      1,300       1,350
MBNA Master Credit Card Trust                             1.359%             2/15/2007(1)(3)   4,000       4,001
PECO Energy Transition Trust                               5.80%              3/1/2007(1)      1,908       1,944
PP&L Transition Bond Co. LLC                               6.96%            12/26/2007(1)      1,500       1,574
PSE&G Transition Funding LLC                               6.89%            12/15/2017(1)        200         225
Residential Asset Securities Corp.                        4.988%             2/25/2027(1)        371         372
Salomon Brothers Mortgage Securities VII                  4.161%             9/25/2033(1)      1,627       1,610
Toyota Auto Receivables Owner Trust                        2.65%            11/15/2006(1)        982         985
Toyota Auto Receivables Owner Trust                        4.00%             7/15/2008(1)        100         101
Washington Mutual Mortgage
 Pass-Through Certificates                                5.435%             2/25/2032(1)         23          23
Washington Mutual Mortgage
 Pass-Through Certificates                                 5.50%             4/26/2032(1)        355         356
Washington Mutual Mortgage
 Pass-Through Certificates                                 5.55%             4/26/2032(1)         27          27
World Omni Auto Receivables Trust                          3.79%            11/21/2005(1)          9           9
                                                                                                      ----------
                                                                                                          64,807
                                                                                                      ----------
FINANCE (9.3%)
 BANKING (4.9%)
 ABN AMRO Bank NV                                          7.55%             6/28/2006           250         271
 Abbey National PLC                                        7.95%            10/26/2029           400         475
 African Development Bank                                  3.25%              8/1/2008           300         294
 Asian Development Bank                                   5.593%             7/16/2018           325         332
 Asian Development Bank                                   4.875%              2/5/2007           850         883
 BB&T Corp.                                                4.75%             10/1/2012           150         144
 BB&T Corp.                                                5.20%            12/23/2015           250         240
 BBVA-Bancomer Capital Trust I                            10.50%             2/16/2011(2)        225         253
 BSCH Issuances Ltd.                                      7.625%             9/14/2010           500         572
 Bank One Corp.                                           6.875%              8/1/2006           600         643
 Bank One Corp.                                           2.625%             6/30/2008           100          94
 Bank One Corp.                                            6.00%             2/17/2009           795         842
 Bank One Corp.                                           7.875%              8/1/2010           725         839
 Bank of America Corp.                                    7.125%             9/15/2006           600         648
 Bank of America Corp.                                     5.25%              2/1/2007           550         573
 Bank of America Corp.                                    3.375%             2/17/2009           250         240
 Bank of America Corp.                                     7.40%             1/15/2011           700         797
 Bank of America Corp.                                    5.375%             6/15/2014           150         149
 Bank of New York Co., Inc.                                3.75%             2/15/2008           375         373
 BankAmerica Capital II                                    8.00%            12/15/2026           500         547
 Bayerische Landesbank                                    2.875%            10/15/2008           250         238
 Citicorp                                                 6.375%            11/15/2008           250         272
 Citicorp Capital II                                      8.015%             2/15/2027           100         110
 Citicorp Lease Pass-Through Trust                         8.04%            12/15/2019(2)        225         256
 Citigroup, Inc.                                           6.75%             12/1/2005         1,750       1,847
 Citigroup, Inc.                                          5.625%             8/27/2012           975       1,000
 Citigroup, Inc.                                          4.875%              5/7/2015           200         189
 Citigroup, Inc.                                          6.625%             6/15/2032           275         284
 Citigroup, Inc.                                           6.00%            10/31/2033           450         425
 CoreStates Capital Corp.                                  8.00%            12/15/2026(2)        425         465
----------------------------------------------------------------------------------------------------------------

14

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
                                                                              MATURITY        AMOUNT      VALUE*
                                                          COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 Corporacion Andina de Fomento                             5.20%             5/21/2013           125         121
 Credit Suisse First Boston USA, Inc.                      5.75%             4/15/2007           675         711
 Credit Suisse First Boston USA, Inc.                     4.625%             1/15/2008           500         509
 Credit Suisse First Boston USA, Inc.                      6.50%             1/15/2012           600         642
 Credit Suisse First Boston USA, Inc.                      5.50%             8/15/2013           100         100
 Credit Suisse First Boston USA, Inc.                     5.125%             1/15/2014(1)        300         290
 Credit Suisse First Boston USA, Inc.                     7.125%             7/15/2032           200         219
 Deutsche Bank Financial LLC                              5.375%              3/2/2015           325         319
 European Investment Bank                                 5.625%             1/24/2006           500         523
 European Investment Bank                                  3.00%             8/15/2006           300         302
 European Investment Bank                                 4.875%              9/6/2006           800         831
 European Investment Bank                                 4.625%              3/1/2007         1,300       1,344
 European Investment Bank                                  3.00%             6/16/2008           425         415
 European Investment Bank                                 3.375%             3/16/2009           525         511
 Export-Import Bank of Korea                               7.10%             3/15/2007           250         269
 Fifth Third Bancorp                                       6.75%             7/15/2005           300         312
 Fifth Third Bank                                         3.375%             8/15/2008           200         195
 First Union Corp.                                         7.50%             4/15/2035           100         116
 First Union National Bank (NC)                            7.80%             8/18/2010           275         318
 Fleet Boston Financial Corp.                              7.25%             9/15/2005           200         211
 Fleet Capital Trust II                                    7.92%            12/11/2026           400         435
 Golden West Financial                                    4.125%             8/15/2007           300         303
 HSBC Holdings PLC                                         7.50%             7/15/2009           350         396
 HSBC Holdings PLC                                         5.25%            12/12/2012           550         550
 Inter-American Development Bank                          6.125%              3/8/2006           525         554
 Inter-American Development Bank                          6.375%            10/22/2007           450         488
 Inter-American Development Bank                          5.625%             4/16/2009           700         747
 Inter-American Development Bank                           7.00%             6/15/2025           150         173
 Inter-American Development Bank                           8.50%             3/15/2011           325         398
 International Bank for
  Reconstruction & Development                             5.00%             3/28/2006           700         727
 International Bank for
  Reconstruction & Development                            4.125%             8/12/2009           825         831
 International Bank for
  Reconstruction & Development                            8.875%              3/1/2026           250         349
 J.P. Morgan Chase & Co.                                   5.25%             5/30/2007           950         989
 J.P. Morgan Chase & Co.                                  3.625%              5/1/2008           900         885
 J.P. Morgan Chase & Co.                                   5.25%              5/1/2015           200         191
 J.P. Morgan, Inc.                                         6.70%             11/1/2007           400         435
 JPM Capital Trust II                                      7.95%              2/1/2027           150         163
 KFW International Finance, Inc.                           2.50%            10/17/2005         1,125       1,125
 KFW International Finance, Inc.                           5.25%             6/28/2006           200         209
 KFW International Finance, Inc.                           4.75%             1/24/2007           500         519
 Korea Development Bank                                   3.875%              3/2/2009           300         288
 Korea Development Bank                                    5.75%             9/10/2013           250         249
 Marshall & Ilsley Bank                                   4.125%              9/4/2007           225         229
 Mellon Capital II                                        7.995%             1/15/2027           500         552
 Mellon Funding Corp.                                      5.00%             12/1/2014           200         193
 Mizuho Finance (Cayman)                                   5.79%             4/15/2014(2)        150         145
 National City Bank of Indiana                            4.875%             7/20/2007           300         310
 NationsBank Corp.                                        6.375%             2/15/2008           500         538
 NationsBank Corp.                                         7.25%            10/15/2025           500         557
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 Nordic Investment Bank                                   3.125%             4/24/2008           250         246
 North Fork Bancorp                                       5.875%             8/15/2012           250         257
 Oesterreich Kontrollbank                                  5.50%             1/20/2006           250         260
 Oesterreich Kontrollbank                                 5.125%             3/20/2007           300         314
 PNC Funding Corp.                                         5.75%              8/1/2006           500         523
 Regions Financial Corp.                                  6.375%             5/15/2012           300         321
 Royal Bank of Scotland Group PLC                          4.70%              7/3/2018           250         221
 Royal Bank of Scotland Group PLC                         7.648%             8/31/2049           500         561
 Sanwa Bank Ltd.                                           8.35%             7/15/2009           150         171
 Sanwa Bank Ltd.                                           7.40%             6/15/2011           325         354
 Southtrust Corp.                                          5.80%             6/15/2014           125         127
 Standard Chartered Bank                                   8.00%             5/30/2031(2)        125         145
 Sumitomo Mitsui Banking Corp.                             8.00%             6/15/2012           115         134
 SunTrust Banks, Inc.                                      6.00%             2/15/2026           500         524
 SunTrust Capital II                                       7.90%             6/15/2027           200         219
 Swiss Bank Corp.                                          7.00%            10/15/2015           100         113
 Swiss Bank Corp.                                         7.375%             6/15/2017           100         118
 Synovus Financial Corp.                                   7.25%            12/15/2005           175         186
 The Chase Manhattan Corp.                                 6.00%             11/1/2005           150         156
 The Chase Manhattan Corp.                                7.125%              2/1/2007           250         271
 UFJ Finance Aruba AEC                                     6.75%             7/15/2013           200         207
 US Bancorp                                                5.10%             7/15/2007           500         520
 US Bancorp                                               3.125%             3/15/2008           350         340
 US Bank NA                                                2.85%            11/15/2006           175         173
 US Bank NA                                               6.375%              8/1/2011           100         108
 US Bank NA                                                6.30%              2/4/2014           100         106
 Union Planters Bank NA                                   5.125%             6/15/2007           200         208
 Union Planters Corp.                                      7.75%              3/1/2011           100         115
 UnionBanCal Corp.                                         5.25%            12/16/2013            75          74
 Wachovia Corp.                                            4.95%             11/1/2006           825         856
 Wachovia Corp.                                            3.50%             8/15/2008           500         487
 Washington Mutual Bank                                   6.875%             6/15/2011         1,200       1,338
 Wells Fargo & Co.                                        5.125%             2/15/2007           250         260
 Wells Fargo & Co.                                         3.50%              4/4/2008           625         617
 Wells Fargo & Co.                                         6.45%              2/1/2011           625         679
 Wells Fargo & Co.                                         4.95%            10/16/2013           200         193
 Zions Bancorp.                                            6.00%             9/15/2015           100         101

 BROKERAGE (1.4%)
 Bear Stearns Co., Inc.                                    5.70%             1/15/2007           600         631
 Bear Stearns Co., Inc.                                    4.00%             1/31/2008           200         200
 Bear Stearns Co., Inc.                                    5.70%            11/15/2014           600         602
 Goldman Sachs Group, Inc.                                7.625%             8/17/2005           500         527
 Goldman Sachs Group, Inc.                                4.125%             1/15/2008           475         476
 Goldman Sachs Group, Inc.                                3.875%             1/15/2009           400         390
 Goldman Sachs Group, Inc.                                6.875%             1/15/2011           400         438
 Goldman Sachs Group, Inc.                                 5.70%              9/1/2012           350         354
 Goldman Sachs Group, Inc.                                 5.25%            10/15/2013           250         242
 Goldman Sachs Group, Inc.                                 5.15%             1/15/2014           350         337
 Goldman Sachs Group, Inc.                                 5.50%            11/15/2014           350         344
 Goldman Sachs Group, Inc.                                6.125%             2/15/2033           200         189
 Goldman Sachs Group, Inc.                                6.345%             2/15/2034           375         352
----------------------------------------------------------------------------------------------------------------

16

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
                                                                              MATURITY        AMOUNT      VALUE*
                                                          COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc.                            4.00%             1/22/2008           300         300
 Lehman Brothers Holdings, Inc.                            7.00%              2/1/2008           700         766
 Lehman Brothers Holdings, Inc.                            3.60%             3/13/2009           850         817
 Lehman Brothers Holdings, Inc.                           6.625%             1/18/2012           175         189
 Lehman Brothers Holdings, Inc.                            4.80%             3/13/2014           100          94
 Merrill Lynch & Co., Inc.                                 6.15%             1/26/2006           350         367
 Merrill Lynch & Co., Inc.                                 5.36%              2/1/2007           250         261
 Merrill Lynch & Co., Inc.                                 4.00%            11/15/2007           400         402
 Merrill Lynch & Co., Inc.                                4.125%             1/15/2009           100          99
 Merrill Lynch & Co., Inc.                                 5.30%             9/30/2015           150         146
 Merrill Lynch & Co., Inc.                                6.875%            11/15/2018           450         491
 Morgan Stanley Dean Witter                                6.10%             4/15/2006         1,000       1,055
 Morgan Stanley Dean Witter                               6.875%              3/1/2007           200         216
 Morgan Stanley Dean Witter                                5.80%              4/1/2007           700         739
 Morgan Stanley Dean Witter                               3.625%              4/1/2008           500         491
 Morgan Stanley Dean Witter                               3.875%             1/15/2009           350         341
 Morgan Stanley Dean Witter                                4.75%              4/1/2014           525         485
 Morgan Stanley Dean Witter                                7.25%              4/1/2032           450         502
 Salomon Smith Barney Holdings Inc.                        6.50%             2/15/2008           200         216
 Salomon Smith Barney Holdings Inc.                       5.875%             3/15/2006           275         288
 Waddell & Reed Financial, Inc.                            7.50%             1/18/2006           250         266

 FINANCE COMPANIES (1.9%)
 American Express Co.                                      3.75%            11/20/2007           350         349
 American Express Co.                                      4.75%             6/17/2009           100         101
 American Express Credit Corp.                             3.00%             5/16/2008           300         289
 American General Finance Corp.                           5.875%             7/14/2006           200         210
 American General Finance Corp.                            5.75%             3/15/2007           500         528
 American General Finance Corp.                           5.375%             10/1/2012           225         227
 CIT Group, Inc.                                          4.125%             2/21/2006           550         559
 CIT Group, Inc.                                          7.375%              4/2/2007           350         384
 CIT Group, Inc.                                           4.00%              5/8/2008           250         248
 CIT Group, Inc.                                           4.75%            12/15/2010            50          49
 CIT Group, Inc.                                           7.75%              4/2/2012           200         228
 CIT Group, Inc.                                           5.00%             2/13/2014           150         142
 Capital One Bank                                         4.875%             5/15/2008           675         684
 Capital One Bank                                          4.25%             12/1/2008           100          98
 Countrywide Home Loan                                     5.50%              8/1/2006           550         573
 Countrywide Home Loan                                     5.50%              2/1/2007           500         522
 Countrywide Home Loan                                    2.875%             2/15/2007           125         122
 Countrywide Home Loan                                    5.625%             5/15/2007            50          52
 General Electric Capital Corp.                            2.75%             9/25/2006           300         297
 General Electric Capital Corp.                            2.80%             1/15/2007           350         346
 General Electric Capital Corp.                           5.375%             3/15/2007         1,050       1,101
 General Electric Capital Corp.                            4.25%             1/15/2008         1,000       1,014
 General Electric Capital Corp.                            3.50%              5/1/2008           250         246
 General Electric Capital Corp.                           4.625%             9/15/2009           500         505
 General Electric Capital Corp.                           7.375%             1/19/2010           750         852
 General Electric Capital Corp.                            4.25%             12/1/2010           100          97
 General Electric Capital Corp.                           6.125%             2/22/2011           500         534
 General Electric Capital Corp.                            6.75%             3/15/2032           900         968
 Household Finance Corp.                                   6.50%             1/24/2006           475         501
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 Household Finance Corp.                                   7.20%             7/15/2006           125         135
 Household Finance Corp.                                   5.75%             1/30/2007           350         369
 Household Finance Corp.                                  4.625%             1/15/2008           850         865
 Household Finance Corp.                                  6.375%            10/15/2011           525         561
 Household Finance Corp.                                   7.00%             5/15/2012           925       1,021
 Household Finance Corp.                                   7.35%            11/27/2032            50          57
 International Lease Finance Corp.                        3.125%              5/3/2007            25          25
 International Lease Finance Corp.                        5.625%              6/1/2007           575         602
 International Lease Finance Corp.                         4.50%              5/1/2008           250         252
 International Lease Finance Corp.                        6.375%             3/15/2009           250         268
 MBNA America Bank NA                                      7.75%             9/15/2005(2)        750         791
 SLM Corp.                                                5.625%              8/1/2033           325         297
 SLM Corp.                                                 5.05%            11/14/2014           450         431
 USA Education, Inc.                                      5.625%             4/10/2007           975       1,025

 INSURANCE (0.7%)
 ACE Capital Trust II                                      9.70%              4/1/2030           100         130
 ACE Ltd.                                                  6.00%              4/1/2007           150         158
 AEGON NV                                                  4.75%              6/1/2013           125         119
 AXA SA                                                    8.60%            12/15/2030           350         431
 Allstate Corp.                                           5.375%             12/1/2006           150         157
 Allstate Corp.                                            7.20%             12/1/2009           475         535
 American General Capital II                               8.50%              7/1/2030            50          64
 American International Group, Inc.                       2.875%            11/15/2004(3)        150         145
 American International Group, Inc.                        2.85%             12/1/2005           300         301
 Aon Capital Trust                                        8.205%              1/1/2027           250         274
 Arch Capital Group Ltd.                                   7.35%              5/1/2034           150         149
 Assurant, Inc.                                           5.625%             2/15/2014            50          49
 Assurant, Inc.                                            6.75%             2/15/2034           100          99
 Commerce Group, Inc.                                      5.95%             12/9/2013            75          75
 Fidelity National Financial, Inc.                         7.30%             8/15/2011           175         195
 GE Global Insurance Holdings Corp.                        7.00%             2/15/2026            75          79
 GE Global Insurance Holdings Corp.                        7.75%             6/15/2030           200         228
 Genworth Financial, Inc.                                  4.75%             6/15/2009           100         101
 Genworth Financial, Inc.                                  5.75%             6/15/2014           100         101
 Genworth Financial, Inc.                                  6.50%             6/15/2034           150         152
 Hartford Financial Services Group, Inc.                  4.625%             7/15/2013           200         189
 Hartford Life, Inc.                                      7.375%              3/1/2031           300         341
 Loews Corp.                                               5.25%             3/15/2016           150         139
 Marsh & McLennan Cos., Inc.                               6.25%             3/15/2012           400         424
 MetLife, Inc.                                             5.25%             12/1/2006           375         390
 MetLife, Inc.                                             5.00%            11/24/2013           125         121
 MetLife, Inc.                                            6.375%             6/15/2034           200         200
 Monumental Global Funding II                              6.05%             1/19/2006(2)        150         157
 Nationwide Life Global Funding                            5.35%             2/15/2007(2)        125         131
 Principal Life Inc. Funding                               5.10%             4/15/2014           200         195
 Progressive Corp.                                        6.625%              3/1/2029           200         211
 Protective Life Secured Trust                             3.70%            11/24/2008           350         342
 Prudential Financial, Inc.                                4.50%             7/15/2013           125         116
 Prudential Financial, Inc.                                5.75%             7/15/2033           125         115
 Safeco Capital Trust I                                   8.072%             7/15/2037           100         109
 St. Paul Cos., Inc.                                       5.75%             3/15/2007           125         131
----------------------------------------------------------------------------------------------------------------

18

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
                                                                              MATURITY        AMOUNT      VALUE*
                                                          COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 Travelers Property Casualty Corp.                         3.75%             3/15/2008           175         173
 Travelers Property Casualty Corp.                        6.375%             3/15/2033           125         124

 REAL ESTATE INVESTMENT TRUSTS (0.3%)
 Boston Properties, Inc.                                  5.625%             4/15/2015           150         147
 EOP Operating LP                                          7.75%            11/15/2007           500         556
 EOP Operating LP                                          7.00%             7/15/2011           150         163
 EOP Operating LP                                          4.75%             3/15/2014           125         115
 EOP Operating LP                                         7.875%             7/15/2031            50          56
 ERP Operating LP                                         6.625%             3/15/2012           350         379
 Health Care REIT, Inc.                                    6.00%            11/15/2013           250         247
 Health Care Property Investment, Inc.                     6.45%             6/25/2012           300         317
 ProLogis                                                  5.50%              3/1/2013           100         100
 Rouse Co.                                                5.375%            11/26/2013           100          97
 Simon Property Group Inc.                                6.375%            11/15/2007           700         746

 OTHER (0.1%)
 Berkshire Hathaway, Inc.                                 3.375%            10/15/2008           125         121
 Berkshire Hathaway, Inc.                                  4.20%            12/15/2010           200         194
 Berkshire Hathaway, Inc.                                 4.625%            10/15/2013           100          96
 J. Paul Getty Trust                                      5.875%             10/1/2033           125         122
                                                                                                       ---------
                                                                                                          90,428
                                                                                                       ---------
INDUSTRIAL (12.0%)
 BASIC INDUSTRY (0.7%)
 Alcan, Inc.                                               4.50%             5/15/2013           275         258
 Alcan, Inc.                                               5.20%             1/15/2014           250         246
 Alcan, Inc.                                              6.125%            12/15/2033            75          73
 Alcoa, Inc.                                               4.25%             8/15/2007           825         837
 Celulosa Arauco Constitution SA                          8.625%             8/15/2010           150         175
 Dow Chemical Co.                                         6.125%              2/1/2011           675         709
 Dow Chemical Co.                                         7.375%             11/1/2029           100         108
 E.I. du Pont de Nemours & Co.                            6.875%            10/15/2009           300         336
 E.I. du Pont de Nemours & Co.                            4.125%             4/30/2010           150         147
 E.I. du Pont de Nemours & Co.                            4.875%             4/30/2014            50          49
 E.I. du Pont de Nemours & Co.                             6.50%             1/15/2028           100         106
 ICI Wilmington                                           4.375%             12/1/2008           200         197
 Inco Ltd.                                                 5.70%            10/15/2015           200         195
 International Paper Co.                                   6.75%              9/1/2011           300         324
 International Paper Co.                                   5.85%            10/30/2012           425         432
 International Paper Co.                                   5.50%             1/15/2014           100          98
 International Paper Co.                                   5.25%              4/1/2016           200         188
 Noranda, Inc.                                             7.25%             7/15/2012           200         210
 Placer Dome, Inc.                                         6.45%            10/15/2035           100         100
 Potash Corp. of Saskatchewan                              7.75%             5/31/2011           200         228
 Praxair, Inc.                                             6.90%             11/1/2006           125         135
 Praxair, Inc.                                             3.95%              6/1/2013           350         321
 Rohm & Haas Co.                                           9.80%             4/15/2020           220         280
 Rohm & Haas Co.                                           7.85%             7/15/2029           100         120
 Vale Overseas Ltd.                                       8.625%              3/8/2007           200         214
 Westvaco Corp.                                            8.20%             1/15/2030           225         257
 Weyerhaeuser Co.                                          5.50%             3/15/2005           267         272
 Weyerhaeuser Co.                                         7.375%             3/15/2032           375         408
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 CAPITAL GOODS (1.3%)
 BAE Systems 2001                                         7.156%            12/15/2011(2)        113         121
 Boeing Capital Corp.                                      6.50%             2/15/2012           675         729
 Bombardier Capital Corp.                                 6.125%             6/29/2006(2)        100         100
 CRH America Inc.                                          6.95%             3/15/2012           200         221
 CRH America Inc.                                          6.40%            10/15/2033           100         100
 Caterpillar Financial Services Corp.                      5.95%              5/1/2006           500         526
 Caterpillar, Inc.                                        7.375%              3/1/2097           250         284
 Emerson Electric Co.                                     4.625%            10/15/2012           500         485
 General Dynamics Corp.                                   2.125%             5/15/2006           100          98
 General Dynamics Corp.                                    3.00%             5/15/2008           100          97
 General Dynamics Corp.                                    4.25%             5/15/2013           350         326
 General Electric Co.                                      5.00%              2/1/2013           675         665
 Goodrich Corp.                                            6.45%            12/15/2007           300         321
 Hanson PLC                                                5.25%             3/15/2013           325         316
 Honeywell International, Inc.                            6.125%             11/1/2011           200         213
 Hutchison Whampoa International Ltd.                      5.45%            11/24/2010(2)        125         123
 Ingersoll-Rand Co.                                        6.25%             5/15/2006           150         158
 John Deere Capital Corp.                                  3.90%             1/15/2008           750         750
 John Deere Capital Corp.                                  7.00%             3/15/2012           350         392
 Lockheed Martin Corp.                                     7.65%              5/1/2016           425         492
 Lockheed Martin Corp.                                     8.50%             12/1/2029           200         250
 Masco Corp.                                               6.75%             3/15/2006           500         530
 Masco Corp.                                               6.50%             8/15/2032           100         102
 Northrop Grumman Corp.                                    7.75%             2/15/2031           150         175
 Raytheon Co.                                              4.50%            11/15/2007           800         813
 Raytheon Co.                                              5.50%            11/15/2012           200         202
 Raytheon Co.                                             5.375%              4/1/2013           100         100
 Republic Services, Inc.                                  7.125%             5/15/2009           200         222
 TRW, Inc.                                                 7.75%              6/1/2029           450         520
 Textron Financial Corp.                                  5.875%              6/1/2007           300         318
 Textron, Inc.                                             6.50%              6/1/2012           100         108
 The Boeing Co.                                            8.75%             8/15/2021           300         376
 The Boeing Co.                                           6.125%             2/15/2033           125         121
 Tyco International Group SA                               5.80%              8/1/2006           250         261
 Tyco International Group SA                               6.75%             2/15/2011           175         190
 Tyco International Group SA                              6.375%            10/15/2011           175         187
 Tyco International Group SA                               6.00%            11/15/2013           175         180
 Tyco International Group SA                              6.875%             1/15/2029           175         182
 USA Waste Services, Inc.                                  7.00%             7/15/2028           150         157
 United Technologies Corp.                                4.875%             11/1/2006           425         440
 United Technologies Corp.                                 7.50%             9/15/2029           200         237
 Waste Management, Inc.                                    6.50%            11/15/2008           250         271
 Waste Management, Inc.                                   7.375%              8/1/2010           100         112
 Waste Management, Inc.                                    5.00%             3/15/2014            75          71
 Waste Management, Inc.                                    7.75%             5/15/2032           100         114

 COMMUNICATION (2.7%)
 AT&T Broadband Corp.                                     8.375%             3/15/2013           100         118
 AT&T Broadband Corp.                                     9.455%            11/15/2022           100         129
 AT&T Corp.                                                8.05%            11/15/2011           150         154
 AT&T Corp.                                                8.75%            11/15/2031           525         511
----------------------------------------------------------------------------------------------------------------

20

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
                                                                              MATURITY        AMOUNT      VALUE*
                                                          COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 AT&T Wireless Services, Inc.                             7.875%              3/1/2011           450         513
 AT&T Wireless Services, Inc.                             8.125%              5/1/2012           375         434
 AT&T Wireless Services, Inc.                              8.75%              3/1/2031           500         612
 America Movil SA de C.V.                                 4.125%              3/1/2009(2)        250         235
 America Movil SA de C.V.                                  5.50%              3/1/2014(2)        125         115
 BellSouth Capital Funding                                7.875%             2/15/2030           900       1,045
 BellSouth Corp.                                           6.55%             6/15/2034            75          75
 BellSouth Telecommunications                             6.375%              6/1/2028           250         247
 British Sky Broadcasting Corp.                            7.30%            10/15/2006            75          81
 British Sky Broadcasting Corp.                           6.875%             2/23/2009            75          82
 British Sky Broadcasting Corp.                            8.20%             7/15/2009            75          87
 British Telecommunications PLC                           7.875%            12/15/2005           650         695
 British Telecommunications PLC                           8.875%            12/15/2030           525         649
 Century Tel Enterprises                                  6.875%             1/15/2028           100          97
 Cingular Wireless                                        7.125%            12/15/2031           100         105
 Citizens Communications                                   9.00%             8/15/2031           275         268
 Clear Channel Communications, Inc.                        7.65%             9/15/2010           500         564
 Comcast Cable Communications, Inc.                       6.375%             1/30/2006           250         262
 Comcast Cable Communications, Inc.                        6.75%             1/30/2011           250         270
 Comcast Cable Communications, Inc.                       8.875%              5/1/2017           200         244
 Comcast Corp.                                             5.30%             1/15/2014           400         386
 Comcast Corp.                                             6.50%             1/15/2015           350         364
 Comcast Corp.                                             7.05%             3/15/2033           100         104
 Cox Communications, Inc.                                 3.875%             10/1/2008           250         244
 Cox Communications, Inc.                                  7.75%             11/1/2010           200         226
 Deutsche Telekom International Finance                   3.875%             7/22/2008           100          98
 Deutsche Telekom International Finance                    8.50%             6/15/2010           600         700
 Deutsche Telekom International Finance                    5.25%             7/22/2013           100          98
 Deutsche Telekom International Finance                    8.75%             6/15/2030           400         488
 France Telecom                                            8.20%              3/1/2006           500         536
 France Telecom                                            8.75%              3/1/2011           250         289
 France Telecom                                            9.50%              3/1/2031           275         345
 GTE Corp.                                                 8.75%             11/1/2021           100         123
 GTE South, Inc.                                          6.125%             6/15/2007           700         742
 International Telecom Satellite                          7.625%             4/15/2012            75          72
 Koninklijke KPN NV                                        8.00%             10/1/2010           275         319
 Koninklijke KPN NV                                       8.375%             10/1/2030           200         242
 New England Telephone & Telegraph Co.                    7.875%            11/15/2029           100         115
 News America Holdings, Inc.                               9.25%              2/1/2013           200         252
 News America Holdings, Inc.                               8.00%            10/17/2016           175         205
 News America Holdings, Inc.                               8.15%            10/17/2036           125         150
 News America Holdings, Inc.                               7.75%             12/1/2045           300         343
 R.R. Donnelley & Sons Co.                                 3.75%              4/1/2009(2)        100          97
 R.R. Donnelley & Sons Co.                                 4.95%              4/1/2014(2)        125         119
 SBC Communications, Inc.                                  5.75%              5/2/2006           200         209
 SBC Communications, Inc.                                  6.25%             3/15/2011           225         239
 SBC Communications, Inc.                                 5.875%             8/15/2012         1,000       1,030
 Sprint Capital Corp.                                      6.00%             1/15/2007           400         419
 Sprint Capital Corp.                                     6.125%            11/15/2008           400         421
 Sprint Capital Corp.                                     7.625%             1/30/2011           100         111
 Sprint Capital Corp.                                      8.75%             3/15/2032         1,025       1,194
 TCI Communications, Inc.                                  8.00%              8/1/2005           465         491
----------------------------------------------------------------------------------------------------------------

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
----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 TCI Communications, Inc.                                  8.75%              8/1/2015           175         211
 Tele-Communications, Inc.                                7.875%              8/1/2013           150         172
 Telecom Italia Capital                                    4.00%            11/15/2008(2)        375         368
 Telecom Italia Capital                                    5.25%            11/15/2013(2)        250         242
 Telecom Italia Capital                                   6.375%            11/15/2033(2)        100          96
 Telecomunicaciones de Puerto Rico                         6.65%             5/15/2006           125         132
 Telefonica Europe BV                                      7.35%             9/15/2005           275         290
 Telefonica Europe BV                                      8.25%             9/15/2030           375         456
 Telefonos de Mexico SA                                    8.25%             1/26/2006           175         187
 Telefonos de Mexico SA                                    4.50%            11/19/2008           200         193
 Telus Corp.                                               7.50%              6/1/2007           175         191
 Telus Corp.                                               8.00%              6/1/2011           275         315
 Time Warner Entertainment                                8.375%             3/15/2023           100         116
 Time Warner Entertainment                                8.375%             7/15/2033           450         532
 US Cellular                                               6.70%            12/15/2033           175         166
 USA Interactive                                           7.00%             1/15/2013           300         325
 Univision Communications, Inc.                           2.875%            10/15/2006           100          99
 Univision Communications, Inc.                            3.50%            10/15/2007           150         148
 Verizon Global Funding Corp.                              4.00%             1/15/2008           100         100
 Verizon Global Funding Corp.                              6.75%             12/1/2005           325         343
 Verizon New Jersey, Inc.                                 5.875%             1/17/2012           400         412
 Verizon New York, Inc.                                   6.875%              4/1/2012           175         188
 Verizon New York, Inc.                                   7.375%              4/1/2032           600         630
 Verizon Pennsylvania, Inc.                                5.65%            11/15/2011           475         482
 Verizon Wireless Capital                                 5.375%            12/15/2006           400         418
 Vodafone AirTouch PLC                                     7.75%             2/15/2010           175         201
 Vodafone AirTouch PLC                                    7.875%             2/15/2030           625         739
 WPP Finance USA Corp.                                    5.875%             6/15/2014(2)        150         151

 CONSUMER CYCLICAL (2.9%)
 AOL Time Warner, Inc.                                    6.125%             4/15/2006           650         682
 AOL Time Warner, Inc.                                     6.15%              5/1/2007           525         557
 AOL Time Warner, Inc.                                     6.75%             4/15/2011           100         108
 AOL Time Warner, Inc.                                    7.625%             4/15/2031           600         658
 AOL Time Warner, Inc.                                     7.70%              5/1/2032           150         166
 Brinker International                                     5.75%              6/1/2014(2)         75          75
 Cendant Corp.                                             6.25%             1/15/2008           350         371
 Cendant Corp.                                            7.375%             1/15/2013           175         195
 Cendant Corp.                                            6.875%             8/15/2006           245         262
 Centex Corp.                                             5.125%             10/1/2013           100          94
 Costco Wholesale Corp.                                    5.50%             3/15/2007           175         184
 DaimlerChrysler North America Holding Corp.              7.375%             9/15/2006           975       1,048
 DaimlerChrysler North America Holding Corp.               4.05%              6/4/2008           250         245
 DaimlerChrysler North America Holding Corp.               8.00%             6/15/2010           200         226
 DaimlerChrysler North America Holding Corp.               7.30%             1/15/2012           225         244
 DaimlerChrysler North America Holding Corp.               6.50%            11/15/2013           300         307
 DaimlerChrysler North America Holding Corp.               8.50%             1/18/2031           400         458
 Dayton Hudson Corp.                                       6.65%              8/1/2028           250         266
 Delphi Corp.                                              6.50%             8/15/2013           300         304
 The Walt Disney Co.                                      5.375%              6/1/2007           500         520
 The Walt Disney Co.                                      6.375%              3/1/2012           250         268
 Federated Department Stores, Inc.                         6.90%              4/1/2029           200         207
----------------------------------------------------------------------------------------------------------------

22

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
----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
                                                                              MATURITY        AMOUNT      VALUE*
                                                          COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 Ford Capital BV                                           9.50%              6/1/2010           225         255
 Ford Motor Co.                                            7.45%             7/16/2031           875         830
 Ford Motor Co.                                            9.98%             2/15/2047           650         762
 Ford Motor Credit Co.                                    6.875%              2/1/2006         1,275       1,338
 Ford Motor Credit Co.                                     6.50%             1/25/2007         1,575       1,656
 Ford Motor Credit Co.                                    7.375%            10/28/2009           100         107
 Ford Motor Credit Co.                                    7.875%             6/15/2010           250         272
 Ford Motor Credit Co.                                    7.375%              2/1/2011           125         132
 Ford Motor Credit Co.                                     7.25%            10/25/2011         1,000       1,046
 Ford Motor Credit Co.                                     7.00%             10/1/2013           450         454
 General Motors Acceptance Corp.                           6.75%             1/15/2006           200         209
 General Motors Acceptance Corp.                           4.50%             7/15/2006           375         380
 General Motors Acceptance Corp.                          6.125%             9/15/2006           600         625
 General Motors Acceptance Corp.                          5.625%             5/15/2009           125         125
 General Motors Acceptance Corp.                           7.75%             1/19/2010         1,075       1,166
 General Motors Acceptance Corp.                           7.25%              3/2/2011           250         262
 General Motors Acceptance Corp.                          6.875%             9/15/2011           500         513
 General Motors Acceptance Corp.                           7.00%              2/1/2012           825         849
 General Motors Acceptance Corp.                          6.875%             8/28/2012           900         914
 General Motors Acceptance Corp.                           8.00%             11/1/2031           100         102
 General Motors Corp.                                      7.20%             1/15/2011           250         261
 General Motors Corp.                                      8.25%             7/15/2023           150         157
 General Motors Corp.                                      7.40%              9/1/2025           350         337
 General Motors Corp.                                      6.75%              5/1/2028           375         337
 General Motors Corp.                                     8.375%             7/15/2033           400         421
 Harrah's Operating Co., Inc.                             7.125%              6/1/2007           175         188
 Harrah's Operating Co., Inc.                              7.50%             1/15/2009           250         273
 Harrah's Operating Co., Inc.                             5.375%            12/15/2013            25          23
 Kohl's Corp.                                              6.00%             1/15/2033           100          96
 Liberty Media Corp.                                       3.50%             9/25/2006           200         200
 Liberty Media Corp.                                       8.25%              2/1/2030           250         287
 Lowe's Cos., Inc.                                        6.875%             2/15/2028           250         273
 May Department Stores Co.                                 9.75%             2/15/2021           340         429
 McDonald's Corp.                                          6.00%             4/15/2011           250         266
 Nordstrom, Inc.                                           6.95%             3/15/2028           100         105
 Pulte Homes, Inc.                                         5.25%             1/15/2014           175         166
 Pulte Homes, Inc.                                        7.875%             6/15/2032            75          82
 Target Corp.                                             3.375%              3/1/2008           500         492
 Target Corp.                                              5.40%             10/1/2008           450         471
 Target Corp.                                              6.35%             11/1/2032           100         103
 Toyota Motor Credit Corp.                                 4.35%            12/15/2010           200         198
 Tricon Global Restaurants, Inc.                          8.875%             4/15/2011           200         241
 Viacom International Inc.                                 7.75%              6/1/2005           375         392
 Viacom International Inc.                                6.625%             5/15/2011           100         109
 Viacom International Inc.                                5.625%             8/15/2012           300         304
 Viacom International Inc.                                7.875%             7/30/2030           225         266
 Viacom International Inc.                                 5.50%             5/15/2033           100          89
 Wal-Mart Stores, Inc.                                    4.375%             7/12/2007           250         255
 Wal-Mart Stores, Inc.                                    4.125%             2/15/2011           175         169
 Wal-Mart Stores, Inc.                                     7.55%             2/15/2030           400         479
 Wal-Mart Stores, Inc. Canada                              5.58%              5/1/2006(2)      1,150       1,202
 Yum! Brands, Inc.                                         7.70%              7/1/2012           100         114
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 CONSUMER NONCYCLICAL (2.1%)
 Abbott Laboratories                                      5.625%              7/1/2006           300         314
 Abbott Laboratories                                       3.50%             2/17/2009           175         170
 Albertson's, Inc.                                         7.50%             2/15/2011           150         168
 Albertson's, Inc.                                         7.45%              8/1/2029           150         161
 Albertson's, Inc.                                         8.00%              5/1/2031           150         172
 Altria Group, Inc.                                       5.625%             11/4/2008           275         275
 Anheuser-Busch Cos., Inc.                                7.125%              7/1/2017           475         524
 Archer-Daniels-Midland Co.                               8.125%              6/1/2012           300         360
 Archer-Daniels-Midland Co.                               5.935%             10/1/2032           150         146
 AstraZeneca PLC                                           5.40%              6/1/2014           150         153
 C.R. Bard, Inc.                                           6.70%             12/1/2026           200         213
 Baxter International, Inc.                                5.25%              5/1/2007           250         259
 Boston Scientific                                         5.45%             6/15/2014           125         126
 Bottling Group LLC                                       4.625%            11/15/2012           250         243
 Bristol-Myers Squibb Co.                                  4.00%             8/15/2008(2)        250         248
 Bristol-Myers Squibb Co.                                  5.75%             10/1/2011           550         571
 Bristol-Myers Squibb Co.                                  5.25%             8/15/2013(2)        250         249
 Bunge Ltd. Finance Corp.                                 4.375%            12/15/2008           200         198
 Bunge Ltd. Finance Corp.                                  5.35%             4/15/2014(2)        100          96
 CIGNA Corp.                                               7.40%             5/15/2007           200         218
 Campbell Soup Co.                                         6.75%             2/15/2011           400         441
 Cia. Brasil de Bebidas AmBev                             10.50%            12/15/2011            90         103
 Cia. Brasil de Bebidas AmBev                              8.75%             9/15/2013(2)        150         158
 Coca-Cola Enterprises Inc.                               6.125%             8/15/2011           800         859
 Coca-Cola Enterprises Inc.                                8.50%              2/1/2022            75          95
 Coca-Cola Enterprises Inc.                                6.75%             9/15/2028           250         270
 Conagra, Inc.                                            7.875%             9/15/2010           575         660
 Diageo Capital PLC                                       3.375%             3/20/2008           250         245
 Eli Lilly & Co.                                           6.00%             3/15/2012           125         133
 Fred Meyer, Inc.                                         7.375%              3/1/2005           400         414
 General Mills, Inc.                                      2.625%            10/24/2006           300         294
 General Mills, Inc.                                      5.125%             2/15/2007           475         492
 GlaxoSmithKline Capital Inc.                             2.375%             4/16/2007            25          24
 GlaxoSmithKline Capital Inc.                             4.375%             4/15/2014           350         329
 Grand Metropolitan Investment Corp.                       9.00%             8/15/2011           400         491
 Health Care Services Corp.                                7.75%             6/15/2011(2)        200         223
 H.J. Heinz Co.                                           6.375%             7/15/2028           225         232
 Hospira, Inc.                                             4.95%             6/15/2009(2)        125         126
 Hospira, Inc.                                             5.90%             6/15/2014(2)         75          76
 Imperial Tobacco                                         7.125%              4/1/2009           175         192
 International Flavors & Fragrances                        6.45%             5/15/2006            75          79
 Johnson & Johnson                                         3.80%             5/15/2013           225         207
 Johnson & Johnson                                         4.95%             5/15/2033           125         109
 Kellogg Co.                                               6.00%              4/1/2006           300         315
 Kellogg Co.                                               7.45%              4/1/2031           350         403
 Kimberly-Clark Corp.                                     5.625%             2/15/2012           100         105
 Kraft Foods, Inc.                                        4.625%             11/1/2006           925         947
 Kraft Foods, Inc.                                        5.625%             11/1/2011           225         229
 Kraft Foods, Inc.                                         6.50%             11/1/2031           225         227
 Kroger Co.                                                7.70%              6/1/2029           175         197
 Kroger Co.                                                8.00%             9/15/2029           250         290
----------------------------------------------------------------------------------------------------------------

24

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
----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
                                                                              MATURITY        AMOUNT      VALUE*
                                                          COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 Merck & Co.                                               6.40%              3/1/2028           125         132
 Pepsi Bottling Group, Inc.                                7.00%              3/1/2029           250         278
 Pfizer, Inc.                                              4.50%             2/15/2014           725         694
 Philip Morris Cos., Inc.                                  7.00%             7/15/2005           475         491
 Procter & Gamble Co. ESOP                                 9.36%              1/1/2021           600         788
 Quest Diagnostic, Inc.                                    6.75%             7/12/2006           325         347
 Safeway, Inc.                                             6.50%              3/1/2011           450         477
 Safeway, Inc.                                             5.80%             8/15/2012           125         126
 Sara Lee Corp.                                           6.125%             11/1/2032           200         199
 Schering-Plough Corp.                                     5.30%             12/1/2013           200         196
 Schering-Plough Corp.                                     6.50%             12/1/2033           150         149
 Tyson Foods, Inc.                                         7.25%             10/1/2006           200         214
 Tyson Foods, Inc.                                         8.25%             10/1/2011           200         230
 Unilever Capital Corp.                                   6.875%             11/1/2005           400         422
 Unilever Capital Corp.                                   7.125%             11/1/2010           150         169
 UnitedHealth Group, Inc.                                  5.20%             1/17/2007           375         390
 Wellpoint Health Networks Inc.                           6.375%             1/15/2012           200         212
 Wyeth                                                    4.375%              3/1/2008           425         426
 Wyeth                                                     5.50%             3/15/2013           250         242
 Wyeth                                                     6.50%              2/1/2034           100          94
 Wyeth                                                     5.50%              2/1/2014           100          96

 ENERGY (1.2%)
 Alberta Energy Co. Ltd.                                  7.375%             11/1/2031           225         254
 Anadarko Finance Co.                                      7.50%              5/1/2031           350         400
 Anadarko Petroleum Corp.                                 6.125%             3/15/2012           200         211
 Apache Finance Canada                                     7.75%            12/15/2029            75          91
 BP Capital Markets PLC                                    2.35%             6/15/2006           500         495
 BP Capital Markets PLC                                    2.75%            12/29/2006            50          50
 BP Capital Markets PLC                                   2.625%             3/15/2007           150         147
 Baker Hughes, Inc.                                        6.25%             1/15/2009           300         325
 Burlington Resources, Inc.                                7.40%             12/1/2031           250         284
 Canadian Natural Resources                                5.45%             10/1/2012           100         101
 Canadian Natural Resources                                7.20%             1/15/2032           200         224
 Conoco Funding Co.                                        5.45%            10/15/2006           500         523
 Conoco Funding Co.                                        6.35%            10/15/2011           775         841
 ConocoPhillips                                            5.90%            10/15/2032           500         484
 Devon Energy Corp.                                        7.95%             4/15/2032           300         347
 Devon Financing Corp.                                    7.875%             9/30/2031           100         115
 Devon Financing Corp.                                    6.875%             9/30/2011           500         544
 Encana Holdings Finance Corp.                             5.80%              5/1/2014           100         102
 Halliburton Co.                                           5.50%            10/15/2010           125         126
 Halliburton Co.                                           8.75%             2/15/2021           100         119
 Kerr McGee Corp.                                          6.95%              7/1/2024           125         125
 LG Caltex Oil Corp.                                       7.75%             7/25/2011(2)        200         226
 Marathon Oil Corp.                                       6.125%             3/15/2012           300         317
 Marathon Oil Corp.                                        6.80%             3/15/2032           100         104
 Nexen, Inc.                                               5.05%            11/20/2013           200         192
 Norsk Hydro                                               7.25%             9/23/2027           200         227
 Norsk Hydro                                               7.15%             1/15/2029           300         337
 Occidental Petroleum                                      6.75%             1/15/2012           200         220
 Occidental Petroleum                                      7.20%              4/1/2028           200         223
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 PF Export Receivables Master Trust                        6.60%             12/1/2011(1)(2)     300         315
 PanCanadian Energy Corp.                                  7.20%             11/1/2031           125         138
 Pemex Project Funding Master Trust                       7.875%              2/1/2009           200         217
 Pemex Project Funding Master Trust                       7.375%            12/15/2014           350         356
 Pemex Project Funding Master Trust                       8.625%              2/1/2022           350         362
 Petro-Canada                                              4.00%             7/15/2013           400         355
 Suncor Energy, Inc.                                       7.15%              2/1/2032           325         363
 Texaco Capital, Inc.                                      5.50%             1/15/2009           500         528
 Transocean Sedco Forex, Inc.                             6.625%             4/15/2011           425         465
 Union Oil Co. of California                               5.05%             10/1/2012           300         296
 Valero Energy Corp.                                      6.875%             4/15/2012           425         459

 TECHNOLOGY (0.5%)
 Computer Sciences Corp.                                   6.75%             6/15/2006           225         240
 Eastman Kodak Co.                                        3.625%             5/15/2008           250         238
 Electronic Data Systems                                   6.00%              8/1/2013           350         335
 First Data Corp.                                          4.70%             11/1/2006           250         258
 First Data Corp.                                         3.375%              8/1/2008           300         292
 Hewlett-Packard Co.                                      3.625%             3/15/2008           800         790
 International Business Machines Corp.                     6.45%              8/1/2007           600         649
 International Business Machines Corp.                     7.00%            10/30/2025           450         500
 International Business Machines Corp.                    7.125%             12/1/2096           275         298
 Motorola, Inc.                                           7.625%            11/15/2010           400         449
 Motorola, Inc.                                            8.00%             11/1/2011           100         115
 Motorola, Inc.                                            7.50%             5/15/2025           200         214
 Science Applications International Corp.                  6.25%              7/1/2012            50          53
 Science Applications International Corp.                  5.50%              7/1/2033            50          44
 SunGard Data Systems, Inc.                                3.75%             1/15/2009            50          48
 SunGard Data Systems, Inc.                               4.875%             1/15/2014            50          47
 Texas Instruments, Inc.                                  6.125%              2/1/2006           100         105

 TRANSPORTATION (0.6%)
 American Airlines, Inc.
  Pass-Through Certificates                               7.024%            10/15/2009           325         323
 Burlington Northern Santa Fe Corp.                       7.875%             4/15/2007           350         388
 CNF, Inc.                                                 6.70%              5/1/2034(2)        150         147
 CSX Corp.                                                 6.75%             3/15/2011           200         217
 Canadian National Railway Co.                             6.80%             7/15/2018           375         408
 Canadian Pacific Rail                                     6.25%            10/15/2011           325         349
 Consolidated Rail Corp.                                   9.75%             6/15/2020           100         134
 Continental Airlines Enhanced Equipment
  Trust Certificates                                      6.648%             9/15/2017           277         257
 Delta Air Lines Enhanced Equipment
  Trust Certificates                                      7.111%             9/18/2011           350         321
 ERAC USA Finance Co.                                      7.35%             6/15/2008(2)        175         194
 FedEx Corp.                                               2.65%              4/1/2007(2)        150         146
 FedEx Corp.                                               3.50%              4/1/2009(2)         75          72
 Hertz Corp.                                               6.35%             6/15/2010           100         100
 Hertz Corp.                                               7.40%              3/1/2011           525         549
 Hertz Corp.                                              7.625%              6/1/2012           125         131
 MISC Capital Ltd.                                         5.00%              7/1/2009(2)        175         175
 MISC Capital Ltd.                                        6.125%              7/1/2014(2)        200         199
----------------------------------------------------------------------------------------------------------------

26

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
                                                                              MATURITY        AMOUNT      VALUE*
                                                          COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 Norfolk Southern Corp.                                   8.375%             5/15/2005           525         549
 Norfolk Southern Corp.                                    7.90%             5/15/2097           325         375
 Northwest Airlines, Inc.
  Pass-Through Certificates                               6.841%              4/1/2011           100          97
 Southwest Airlines Co.                                    6.50%              3/1/2012           150         158
 Union Pacific Corp.                                      3.625%              6/1/2010           500         468
 Union Pacific Corp.                                       7.00%              2/1/2016           300         330

 OTHER
 Rockwell International Corp.                              6.70%             1/15/2028           100         105
                                                                                                        --------
                                                                                                         116,948
                                                                                                        --------
UTILITIES (1.9%)
 ELECTRIC (1.5%)
 AEP Texas Central Co.                                     5.50%             2/15/2013           225         226
 AEP Texas Central Co.                                     6.65%             2/15/2033           150         154
 Alabama Power Co.                                         5.50%            10/15/2017           275         275
 American Electric Power                                  6.125%             5/15/2006           125         131
 Arizona Public Service Co.                                4.65%             5/15/2015           500         455
 Boston Edison Co.                                        4.875%             4/15/2014           100          97
 Cincinnati Gas & Electric Co.                             5.70%             9/15/2012           350         356
 Cleveland Electric Illumination Co.                       7.88%             11/1/2017           100         115
 Commonwealth Edison Co.                                   3.70%              2/1/2008           100          99
 Commonwealth Edison Co.                                   6.15%             3/15/2012           100         107
 Commonwealth Edison Co.                                   4.70%             4/15/2015           100          95
 Consolidated Edison, Inc.                                6.625%            12/15/2005           325         343
 Constellation Energy Group, Inc.                         6.125%              9/1/2009           500         530
 Constellation Energy Group, Inc.                          7.00%              4/1/2012           125         136
 Consumers Energy Co.                                      4.25%             4/15/2008           100          99
 Consumers Energy Co.                                      4.80%             2/17/2009           250         251
 Consumers Energy Co.                                     5.375%             4/15/2013           100          98
 Dominion Resources, Inc.                                  5.25%              8/1/2015           100          96
 Duke Capital Corp.                                        6.75%             2/15/2032           175         170
 Duke Energy Corp.                                         6.45%            10/15/2032           350         343
 Energy East Corp.                                         6.75%             6/15/2012           300         321
 Entergy Gulf States                                       3.60%              6/1/2005           150         145
 Florida Power & Light                                    6.875%             12/1/2005           600         634
 Florida Power & Light                                     5.95%             10/1/2033           150         148
 HQI Transelec Chile SA                                   7.875%             4/15/2011           225         251
 Jersey Central Power & Light                             5.625%              5/1/2016(2)        150         147
 MidAmerican Energy Co.                                    6.75%            12/30/2031           625         676
 National Rural Utilities
  Cooperative Finance Corp.                                6.50%              3/1/2007           200         215
 National Rural Utilities
  Cooperative Finance Corp.                                5.75%             8/28/2009         1,000       1,059
 NiSource Finance Corp.                                    3.20%             11/1/2006           300         298
 NiSource Finance Corp.                                   7.875%            11/15/2010           150         172
 Oncor Electric Delivery Co.                              6.375%              5/1/2012           150         161
 Oncor Electric Delivery Co.                              6.375%             1/15/2015           200         212
 Oncor Electric Delivery Co.                               7.25%             1/15/2033           200         225
 PSEG Power Corp.                                         6.875%             4/15/2006           225         239
 PSEG Power Corp.                                          6.95%              6/1/2012           200         217
 PSEG Power Corp.                                         8.625%             4/15/2031           125         153
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
 PacifiCorp                                                6.90%            11/15/2011           275         305
 Pacific Gas & Electric Co.                                3.60%              3/1/2009           100          96
 Pacific Gas & Electric Co.                                4.20%              3/1/2011           125         119
 Pacific Gas & Electric Co.                                4.80%              3/1/2014            75          71
 Pacific Gas & Electric Co.                                6.05%              3/1/2034           525         494
 Pepco Holdings, Inc.                                      6.45%             8/15/2012           200         207
 Pepco Holdings, Inc.                                      7.45%             8/15/2032           100         107
 Progress Energy, Inc.                                     6.05%             4/15/2007           100         105
 Progress Energy, Inc.                                     7.10%              3/1/2011           850         931
 Public Service Co. of Colorado                           4.375%             10/1/2008           550         554
 SCANA Corp.                                               6.25%              2/1/2012           400         424
 Southern California Edison Co.                            5.00%             1/15/2014           150         146
 Southern California Edison Co.                            6.00%             1/15/2034           250         240
 Southern California Edison Co.                            5.75%              4/1/2035           125         116
 United Utilities PLC                                     5.375%              2/1/2019           350         325
 Virginia Electric & Power Co.                            5.375%              2/1/2007           475         495
 Wisconsin Electric Power Co.                             5.625%             5/15/2033           100          93
 XCEL Energy, Inc.                                         7.00%             12/1/2010           125         139

 NATURAL GAS (0.4%)
 Columbia Energy Group                                     7.62%            11/28/2025           150         159
 Consolidated Natural Gas                                 5.375%             11/1/2006           425         442
 Consolidated Natural Gas                                  6.25%             11/1/2011           500         533
 Duke Energy Field Services                                7.50%             8/16/2005           225         236
 Duke Energy Field Services                               8.125%             8/16/2030           150         175
 Keyspan Corp.                                             7.25%            11/15/2005           425         449
 Kinder Morgan Energy Partners, LP                         7.30%             8/15/2033           250         265
 Kinder Morgan, Inc.                                       6.50%              9/1/2012           500         529
 Panhandle Eastern Pipeline                                2.75%             3/15/2007(2)        100          97
 Sempra Energy                                             6.95%             12/1/2005           350         369
 Southern Union Co.                                        7.60%              2/1/2024           200         211
 Texas Gas Transmission                                    4.60%              6/1/2015           150         137
 Trans-Canada Pipelines                                    4.00%             6/15/2013           375         342
                                                                                                       ---------
                                                                                                          18,360
                                                                                                       ---------
----------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $288,378)                                                                                         290,543
----------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated) (2.4%)
----------------------------------------------------------------------------------------------------------------
Canadian Government                                        6.75%             8/28/2006           650         701
Eksportfinans                                             4.375%             7/15/2009           225         226
Export Development Canada                                  4.00%              8/1/2007           200         202
Federation of Malaysia                                     8.75%              6/1/2009           250         295
Federation of Malaysia                                     7.50%             7/15/2011           175         199
Hellenic Republic                                          6.95%              3/4/2008           250         276
Instituto de Credito Oficial                               6.00%             5/19/2008           200         215
International Finance Corp.                                3.00%             4/15/2008           450         441
Kredit Fuer Wiederaufbau                                  2.375%             9/25/2006           200         197
Kredit Fuer Wiederaufbau                                  3.375%             1/23/2008           200         198
Kredit Fuer Wiederaufbau                                   3.25%             3/30/2009            75          73
Landwirtschaft Rentenbank                                 3.375%            11/15/2007           500         496
Landwirtschaft Rentenbank                                  3.25%             6/16/2008           200         196
Landwirtschaft Rentenbank                                 3.875%              9/4/2008           250         250
----------------------------------------------------------------------------------------------------------------

28

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
                                                                              MATURITY        AMOUNT      VALUE*
                                                          COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
Ontario Hydro Electric                                     6.10%             1/30/2008           200         215
People's Republic of China                                 7.30%            12/15/2008           100         112
People's Republic of China                                 4.75%            10/29/2013           100          96
Petroleos Mexicanos                                        6.50%              2/1/2005           750         769
Province of British Columbia                              5.375%            10/29/2008           470         497
Province of Manitoba                                       7.50%             2/22/2010           500         579
Province of New Brunswick                                  3.50%            10/23/2007           200         199
Province of Nova Scotia                                    5.75%             2/27/2012           125         133
Province of Ontario                                        5.50%             10/1/2008         1,600       1,692
Province of Quebec                                         5.75%             2/15/2009           550         588
Province of Quebec                                         5.00%             7/17/2009           500         517
Province of Quebec                                         7.50%             9/15/2029           250         303
Province of Saskatchewan                                  7.375%             7/15/2013           250         294
Quebec Hydro Electric                                      6.30%             5/11/2011           500         546
Quebec Hydro Electric                                      7.50%              4/1/2016           500         598
Region of Lombardy                                        5.804%            10/25/2032           250         246
Republic of Chile                                         5.625%             7/23/2007           450         471
Republic of Finland                                       5.875%             2/27/2006           125         131
Republic of Finland                                        4.75%              3/6/2007           125         130
Republic of Italy                                         4.375%            10/25/2006           500         513
Republic of Italy                                         3.625%             9/14/2007         2,225       2,225
Republic of Italy                                          3.25%             5/15/2009            50          48
Republic of Italy                                         5.625%             6/15/2012         1,400       1,474
Republic of Italy                                         6.875%             9/27/2023           425         481
Republic of Italy                                         5.375%             6/15/2033            50          47
Republic of Korea                                         8.875%             4/15/2008           200         232
Republic of Korea                                          4.25%              6/1/2013           250         230
Republic of South Africa                                  7.375%             4/25/2012           225         244
Republic of South Africa                                   6.50%              6/2/2014           175         177
Republic of South Africa                                   8.50%             6/23/2017           175         199
State of Israel                                           4.625%             6/15/2013           125         115
Swedish Export Credit                                     2.875%             1/26/2007           225         223
United Mexican States                                     9.875%             1/15/2007           600         684
United Mexican States                                     8.625%             3/12/2008           175         197
United Mexican States                                     4.625%             10/8/2008           325         319
United Mexican States                                     9.875%              2/1/2010           300         360
United Mexican States                                     8.375%             1/14/2011         1,275       1,438
United Mexican States                                     6.375%             1/16/2013           250         249
United Mexican States                                    11.375%             9/15/2016            50          70
United Mexican States                                     8.125%            12/30/2019           100         107
United Mexican States                                      8.30%             8/15/2031         1,100       1,150
United Mexican States                                      7.50%              4/8/2033           150         145
----------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $23,114)                                                                                           23,008
----------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.2%)
----------------------------------------------------------------------------------------------------------------
Illinois (Taxable Pension) GO                              4.95%              6/1/2023            75          68
Illinois (Taxable Pension) GO                              5.10%              6/1/2033         1,100         980
Kansas Dev. Finance Auth. Rev.
 (Public Employee Retirement System)                      5.501%              5/1/2034            25          24
New Jersey Econ. Dev. Auth. State Pension Rev.            7.425%             2/15/2029           175         207
New Jersey Turnpike Auth. Rev.                            4.252%              1/1/2016           175         162
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                                FACE      MARKET
INSTITUTIONAL TOTAL BOND                                                      MATURITY        AMOUNT      VALUE*
MARKET INDEX FUND                                         COUPON                  DATE         (000)       (000)
----------------------------------------------------------------------------------------------------------------
Oregon (Taxable Pension) GO                               5.762%              6/1/2023           125         126
Oregon (Taxable Pension) GO                               5.892%              6/1/2027           125         126
Wisconsin Public Service Rev.                              4.80%              5/1/2013           150         147
Wisconsin Public Service Rev.                              5.70%              5/1/2026           150         147
----------------------------------------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
 (Cost $2,016)                                                                                             1,987
----------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.7%)
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note E                         1.466%              7/1/2004         2,018       2,018
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account                                 1.468%              7/1/2004        14,714      14,714
----------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $16,732)                                                                                           16,732
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
 (Cost $990,143)                                                                                         985,703
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
Other Assets                                                                                              28,807
Liabilities--Note E                                                                                     (40,566)
                                                                                                       ---------
                                                                                                        (11,759)
                                                                                                       ---------
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------
Applicable to 19,169,943 outstanding $.001 par value
 shares of beneficial interest (unlimited authorization)                                                $973,944
================================================================================================================
NET ASSET VALUE PER SHARE                                                                                 $50.81
================================================================================================================

*See Note A in Notes to Financial Statements.

*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit) would require congressional action.

(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the aggregate value of these securities was $8,281,000, representing 0.9% of net assets.

(3)Adjustable-rate note.

GO-Government Obligation Bond.

                                                          AMOUNT             PER
                                                           (000)           SHARE
================================================================================
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                        $979,519          $51.10
Undistributed Net Investment Income                          --              --
Accumulated Net Realized Losses                          (1,197)           (.06)
Unrealized Appreciation (Depreciation)
 Investment Securities                                   (4,440)           (.23)
 Swap Contracts                                              62              --
--------------------------------------------------------------------------------
NET ASSETS                                              $973,944          $50.81
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                        INSTITUTIONAL TOTAL BOND
                                                               MARKET INDEX FUND
                                                  SIX MONTHS ENDED JUNE 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                              $23,084
  Security Lending                                                           33
--------------------------------------------------------------------------------
    Total Income                                                         23,117
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Management and Administrative                                           283
--------------------------------------------------------------------------------
      Total Expenses                                                        283
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    22,834
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              4,034
  Swap Contracts                                                            135
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  4,169
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 (23,251)
  Swap Contracts                                                           (339)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (23,590)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 3,413
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

                                                      SIX MONTHS            YEAR
                                                           ENDED           ENDED
                                                   JUNE 30, 2004   DEC. 31, 2003
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $ 22,834        $ 39,556
  Realized Net Gain (Loss)                                4,169           9,009
  Change in Unrealized Appreciation (Depreciation)      (23,590)         (5,503)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           3,413          43,062
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (23,330)        (40,547)
  Realized Capital Gain*                                   (359)         (4,003)
--------------------------------------------------------------------------------
    Total Distributions                                 (23,689)        (44,550)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                114,284         423,202
  Issued in Lieu of Cash Distributions                   16,860          33,805
  Redeemed                                             (321,542)       (275,964)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                               (190,398)        181,043
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            (210,674)        179,555
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 1,184,618       1,005,063
--------------------------------------------------------------------------------
  End of Period                                        $973,944      $1,184,618
--------------------------------------------------------------------------------

1Shares Issued (Redeemed)
  Issued                                                  2,200           8,136
  Issued in Lieu of Cash Distributions                      326             650
  Redeemed                                               (6,227)         (5,282)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding        (3,701)          3,504
================================================================================
*Includes fiscal 2004 and 2003 short-term gain distributions totaling $0 and $2,653,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND

------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED     YEAR ENDED  APRIL 26* TO
                                                              JUNE 30,       DEC. 31,      DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    2004           2003          2002
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $51.80         $51.89        $50.00
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          1.030          1.952         1.701
  Net Realized and Unrealized Gain (Loss) on Investments         (.947)          .133         1.891
------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              .083          2.085         3.592
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (1.056)        (1.997)       (1.690)
  Distributions from Realized Capital Gains                      (.017)         (.178)        (.012)
------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.073)        (2.175)       (1.702)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $50.81         $51.80        $51.89
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      0.14%          4.08%         7.30%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                            $974         $1,185        $1,005
  Ratio of Total Expenses to Average Net Assets                   0.05%**        0.05%         0.05%**
  Ratio of Net Investment Income to Average Net Assets            4.04%**        3.81%         4.57%**
  Portfolio Turnover+                                               53%**          60%           64%
======================================================================================================

*Inception.
**Annualized.
+Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares.


SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and servicing criteria and invest a minimum of $100 million. Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. SWAP CONTRACTS: The fund has entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. The primary risk associated with total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund's trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2004, the fund realized $4,810,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund's swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund's income dividends to shareholders is offset by a change in principal return.
Realized gains on swap contracts of $496,000 have been reclassified from accumulated net realized gains to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month.

At June 30, 2004, net unrealized depreciation of investment securities for tax purposes was $4,440,000, consisting of unrealized gains of $7,154,000 on securities that had risen in value since their purchase and $11,594,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2004, the fund had the following open swap contracts:

Total Return Swaps

------------------------------------------------------------------------------------------------------
                                                                              FLOATING      UNREALIZED
                                                                NOTIONAL      INTEREST    APPRECIATION
                                                                  AMOUNT          RATE  (DEPRECIATION)
REFERENCE ENTITY/TERMINATION DATE                 DEALER*          (000)        PAID**           (000)
------------------------------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities Index
  7/31/2004                                           DBS        $ 9,000         0.56%            $ 20
  8/30/2004                                            BA          5,100         0.56               12
 10/31/2004                                            BA         15,000         0.51               35
------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.00% 30-Year
  7/31/2004                                           UBS          2,000         1.01             (36)
------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.50% 30-Year
 10/31/2004                                           UBS          5,000         1.13               1
------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 5.00% 15-Year
  8/31/2004                                           UBS          7,000         1.18              38
 10/31/2004                                           UBS          4,000         1.16              (7)
------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 5.00% 30-Year
 10/31/2004                                           UBS          2,000         1.16              (1)
                                                                                                ------
                                                                                                  $ 62
------------------------------------------------------------------------------------------------------

*BA--Bank of America.
DBS--Deutsche Bank Securities.
USB--UBS Warburg.
**Based on one-month London InterBank Offered Rate (LIBOR).

D. During the six months ended June 30, 2004, the fund purchased $63,002,000 of investment securities and sold $141,822,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $339,421,000 and $380,057,000, respectively.

E. The market value of securities on loan to broker/dealers at June 30, 2004, was $12,322,000, for which the fund held as collateral cash of $2,018,000 and U.S. government and agency securities with a market value of $10,777,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & Advice and RESEARCH FUNDS & Stocks sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.


INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the       Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief          The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,    served by The Vanguard Group.
                     and Trustee
                     (131)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT          TRUSTEES
CHARLES D. ELLIS     Trustee               The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (131)                 to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee               Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (131)                 Chairman (January-September 1999), and Vice President (prior to
December 2001                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems (commu-
                                           nications components); Board Member of the American Chemistry
                                           Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee               Vice President, Chief Information Officer, and Member of the
HEISEN               (131)                 Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                     consumer products); Director of the University Medical Center at
July 1998                                  Princeton and Women's Research and Education Institute.
------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee               Chemical Bank Chairman's Professor of Economics, Princeton
(1932)               (129)                 University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                   ment fund) (since November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management firm) (since November 2001),
                                           Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (131)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (131)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (131)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (131)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

                                                          THE VANGUARD GROUP (R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q3372 082004

                           VANGUARD(R) INSTITUTIONAL
                         TOTAL STOCK MARKET INDEX FUND

                                 June 30, 2004
[GRAPHIC OF SAILS]

semiannual report

                                                     THE VANGUARD GROUP (R) LOGO

HOW TO READ YOUR FUND REPORT
--------------------------------------------------------------------------------
This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that any opinions expressed here are just that: informed opinions. They should not be considered promises or advice. These opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

1 LETTER FROM THE CHAIRMAN

5 FUND PROFILE

6 GLOSSARY OF INVESTMENT TERMS

7 PERFORMANCE SUMMARY

8 ABOUT YOUR FUND'S EXPENSES

10 FINANCIAL STATEMENTS

54 ADVANTAGES OF VANGUARD.COM
================================================================================
SUMMARY

* Vanguard Institutional Total Stock Market Index Fund met its objective of closely tracking the return of its target index during the six months ended June 30.

* Large-capitalization stocks advanced modestly, as rising interest rates provoked investor anxiety. Small-cap stocks posted stronger returns.

* Financial stocks, which play a significant role in the fund, generated modestly positive returns, but were restrained by rising rates. Energy stocks, which benefited from high oil prices, provided the best returns.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
[PICTURES OF JOHN J. BRENNAN]

 Dear Shareholder,

During the six months ended June 30, 2004, the U.S. stock market got off to a strong start, but stalled as robust economic growth led to higher interest rates and raised the specter of rising inflation. Vanguard Institutional Total Stock Market Index Fund posted a modest half-year return, but succeeded in its objective of closely tracking the return of the Dow Jones Wilshire 5000 Composite Index.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                   June 30, 2004
--------------------------------------------------------------------------------
VANGUARD INSTITUTIONAL
 TOTAL STOCK MARKET INDEX FUND

Institutional Shares                                                        4.0%
Institutional Plus Shares                                                   4.0
Dow Jones Wilshire 5000 Index                                               3.9
Average Multi-Cap Core Fund*                                                3.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table presents the total returns of the fund and its target index. For additional perspective, we also show the average return of multi-capitalization core funds. This group consists primarily of actively managed portfolios. The fund's starting and ending net asset values, as well as its income distributions, appear in a table on page 4.

STOCKS GAINED AS THE ECONOMY REBOUNDED

The U.S. stock market registered moderate returns in a positive economic environment. Corporate earnings growth was strong, and consumers grew more confident as economic growth--and job creation--accelerated.

Gains were tempered, however, by a two-month period in which indicators of rising inflation rattled investors. Unrest in the Middle East and growing global demand pushed the price of oil past a level last seen more than 20 years earlier, during the Iran-Iraq War. But good economic news was back in the headlines in May and June, prompting a snapback for stocks.

For the six months, the Russell 1000 Index of mid- to large-cap stocks produced a 3.3% gain, while the Russell 2000 Index, a proxy for small-cap stocks, jumped 6.8%. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their earnings and other fundamental measures) outdistanced growth stocks (those expected to produce above-average earnings growth).

BONDS REACTED TO THE STRONGER ECONOMY

In the fixed income markets, rates stayed at historically low levels during the first half of the period, then rose sharply in April as the economy strengthened. For the six months, the yield of the benchmark 10-year U.S. Treasury note increased 33 basis points (0.33 percentage point), from 4.25% to 4.58%. At the short end of the maturity spectrum, rates climbed more sharply in anticipation of the Federal Reserve Board's increase in its target federal funds rate. The Fed acted on June 30, lifting its target by 25 basis points, the first increase in four years. The yield of the 3-month Treasury bill, a proxy for money market rates, climbed from 0.92% at year-end 2003 to 1.26% on June 30.

As earnings growth fortified corporate balance sheets, corporate bonds became more attractive, enhancing their performance relative to Treasuries. This trend was particularly obvious among lesser-quality bonds; the Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, posted a six-month return of 1.4%, compared with the 0.2% return of the broad market, as measured by the Lehman Aggregate Bond Index.
--------------------------------------------------------------------------------
MARKET BAROMETER                                                   Total Returns
                                                     Periods Ended June 30, 2004
                                                     ---------------------------
                                                       Six        One      Five
                                                    Months       Year     Years*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                        3.3%      19.5%     -1.6%
Russell 2000 Index (Small-caps)                        6.8       33.4       6.6
Dow Jones Wilshire 5000 Index                          3.9       21.2      -1.0
    (Entire market)
MSCI All Country World Index
 ex USA (International)                                4.1       32.5       1.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            0.2%       0.3%      6.9%
 (Broad taxable market)
Lehman Municipal Bond Index                           -0.7        0.8       5.9
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.1
================================================================================
CPI
Consumer Price Index                                   2.9%       3.3%      2.7%
--------------------------------------------------------------------------------
*Annualized.

FINANCIALS WERE SUBDUED, WHILE ENERGY WAS STRONG

During the past six months, the return of Vanguard Institutional Total Stock Market Index Fund was the product of subdued-to-weak results from large industry sectors such as financial services and technology, and stronger performances from small sectors such as "other energy." Energy-related stocks benefited from persistently high oil prices, while financial services stocks, which make up the broad stock market's largest sector, teetered as interest rates rose. (Higher rates boost the cost of funds for banks and brokerages, reducing the profitability of lending as well as other financial services operations.) Technology stocks, another sizable market sector, were the weakest performers, posting a modest loss overall.
----------------------------------------
Corporate earnings growth was strong,
but inlfationary presures cooled
investor enthusiasm.
----------------------------------------
The net result of these different sector performances was a six-month return of 4.0% for the Institutional and Institutional Plus Shares. The fund got a boost relative to funds that track the more widely followed Standard & Poor's 500 Index from its exposure to small and mid-sized companies, which, as noted earlier, outperformed large stocks.

Of course, index fund managers can't control the market's absolute returns. The measure of an index fund manager's skill is a portfolio's ability to match index returns. Unlike indexes, which are theoretical constructs free of costs, index fund managers must develop portfolio-construction and trading techniques that minimize the real-world burden of operating and transaction costs. During the six-month period, the return of Vanguard Institutional Total Stock Market Index Fund was 0.1 percentage point higher than the index return, a testament to the index-portfolio-management skills of Vanguard Quantitative Equity Group, the fund's advisor.

DO NOT WAVER IN THE FACE OF VOLATILITy

The recent rise in interest rates has reverberated through both the stock and bond markets. A prudent response to this volatility is to remain focused on an investment plan designed to help your institution meet its financial goals. Vanguard has long advised its institutional clients that such a plan include an allocation to stock, bond, and money market portfolios in proportions suited to the organization's unique circumstances. Vanguard Institutional Total Stock Market Index Fund is an excellent means of capturing the returns of the broad stock market at extremely low cost.

Thank you for entrusting your institution's assets to Vanguard.



Sincerely,

/s/John J. Brennan

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
JULY 14, 2004


-----------------------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE                  December 31, 2003-June 30, 2004

                                                            Distributions Per Share
                                               ------------------------------------------------
                                                  Starting         Ending     Income   Capital
                                               Share Price    Share Price  Dividends     Gains
-----------------------------------------------------------------------------------------------
INSTITUTIONAL TOTAL STOCK
  MARKET INDEX FUND
 Institutional Shares                                $23.33         $24.10     $0.160    $0.000
 Institutional Plus Shares                            23.33          24.10      0.164     0.000
------------------------------------------------------------------------------------------------

 AS OF 06/30/2004   FUND PROFILE

                    This   Profile   provides   a   snapshot   of   the   fund's
                    characteristics,   compared  where   appropriate   with  its
                    unmanaged target index. Key terms are defined on page 6.

------------------------------------------------
INSTITUTIONAL TOTAL STOCK MARKET
INDEX FUND
---------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                         Target
                                              Fund       Index*
---------------------------------------------------------------
Number of Stocks                              3,395       5,064
Median Market Cap                            $27.5B      $27.1B
Price/Earnings Ratio                          22.6x       22.5x
Price/Book Ratio                               2.8x        2.8x
Yield                                                      1.6%
 Institutional Shares                          1.4%
 Institutional Plus Shares                     1.4%
Return on Equity                              15.6%       15.7%
Earnings Growth Rate                           6.8%        6.7%
Foreign Holdings                               0.9%        0.9%
Turnover Rate                                  8%**          --
Expense Ratio                                                --
 Institutional Shares                       0.06%**
 Institutional Plus Shares                 0.025%**
Short-Term Reserves                              0%          --
---------------------------------------------------------------


---------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

General Electric Co.                                       2.4%
 (conglomerate)
Microsoft Corp.                                            2.2
 (software)
ExxonMobil Corp.                                           2.1
 (oil)
Pfizer Inc.                                                1.9
(pharmaceuticals)
Citigroup, Inc.                                            1.7
 (banking)
Wal-Mart Stores, Inc.                                      1.6
 (retail)
American International Group, Inc.                         1.3
 (insurance)
Intel Corp.                                                1.3
 (electronics)
Bank of America Corp.                                      1.2
 (banking)
Johnson & Johnson                                          1.2
 (pharmaceuticals)
Short-Term Reserves                              0%         --
---------------------------------------------------------------
Top Ten                                                   16.9%
---------------------------------------------------------------
                    "Ten  Largest   Holdings"   excludes  any   temporary   cash
                    investments and equity index products.


---------------------------------------
VOLATILITY MEASURES
                              Target
                       Fund   Index*
----------------------------------------
R-Squared              1.00    1.00
Beta                   1.00    1.00
---------------------------------------




---------------------------
INVESTMENT FOCUS
[CHART]
Market Cap      Large
Style           Blend
---------------------------

---------------------------------------------------------------
SECTOR DIVERSIFICATIONY
 (% of portfolio)
                                                         Target
                                               Fund      Index*
---------------------------------------------------------------
Auto & Transportation                            3%          3%
Consumer Discretionary                          16          15
Consumer Staples                                 7           7
Financial Services                              23          23
Health Care                                     13          13
Integrated Oils                                  3           4
Other Energy                                     4           3
Materials & Processing                           3           4
Producer Durables                                4           4
Technology                                      14          14
Utilities                                        6           6
Other                                            4           4
---------------------------------------------------------------
*Dow Jones Wilshire 5000 Index
**Annualized.
YSecurity classification based on Wilshire Associates methodology.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OG 06/30/2004    PERFORMANCE SUMMARY

                    All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------


INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) August 31, 2001-June 30, 2004
[BAR CHART]
[40%---3%]

               INSTITUTIONAL TOTAL STOCK        DOW JONES
                             MARKET FUND    WILSHIRE 5000
 YEAR               INSTITUTIONAL SHARES            INDEX
 2001                               2.3%             2.3%
 2002                             -20.8            -20.9
 2003                              31.7             31.6
 2004*                              4.0              3.9
--------------------------------------------------------------------------------
*Six months ended June 30, 2004.
Note: See Financial Highlights tables on pages 49 and 50 for dividend and capital gains information.

-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2004
                                                                                Since Inception
                                                                     One---------------------------------
                                                 Inception Date     Year Capital     Income        Total
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
INSTITUTIONAL SHARES                                  8/31/2001   21.33%   2.10%      1.67%        3.77%
INSTITUTIONAL PLUS SHARES                             5/31/2001   21.31   -1.18       1.52         0.34
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. In the six months ended June 30, 2004, the Institutional Shares of the Institutional Total Stock Market Index Fund had an annualized expense ratio of 0.06%; the fund's Institutional Plus Shares had an annualized expense ratio of 0.025%.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* BASED ON ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* BASED ON HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2004

                                                            Beginning                   Ending            Expenses
INSTITUTIONAL TOTAL                                     Account Value            Account Value         Paid During
STOCK MARKET INDEX FUND                                    12/31/2003                6/30/2004             Period*
-------------------------------------------------------------------------------------------------------------------
Based on Actual Fund Return
Institutional Shares                                           $1,000                   $1,040               $0.30
Institutional Plus Shares                                       1,000                    1,040                0.13

Based on Hypothetical 5% Return
Institutional Shares                                           $1,000                   $1,050               $0.31
Institutional Plus Shares                                       1,000                    1,050                0.13
-------------------------------------------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Note that the expenses shown in the table on page 8 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
06/30/2004       FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector according to Frank Russell Company. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (99.3%)(1)
------------------------------------------------------------------------------------------------------------------------
AUTO & Transportation (2.7%)
  United Parcel Service, Inc.                                                                     83,718  $    6,293
  Ford Motor Co.                                                                                 134,920       2,111
  General Motors Corp.                                                                            42,984       2,003
  FedEx Corp.                                                                                     22,858       1,867
  Harley-Davidson, Inc.                                                                           22,538       1,396
  Union Pacific Corp.                                                                             19,846       1,180
  Southwest Airlines Co.                                                                          60,577       1,016
  Burlington Northern Santa Fe Corp.                                                              28,491         999
  Norfolk Southern Corp.                                                                          30,064         797
  PACCAR, Inc.                                                                                    13,386         776
  CSX Corp.                                                                                       16,341         535
  Genuine Parts Co.                                                                               13,316         528
  Delphi Corp.                                                                                    42,737         456
  Expeditors International of Washington, Inc.                                                     8,050         398
  Lear Corp.                                                                                       5,164         305
  C.H. Robinson Worldwide, Inc.                                                                    6,450         296
  J.B. Hunt Transport Services, Inc.                                                               6,112         236
  Gentex Corp.                                                                                     5,800         230
* JetBlue Airways Corp.                                                                            7,728         227
  Dana Corp.                                                                                      11,311         222
* Navistar International Corp.                                                                     5,275         204
  BorgWarner, Inc.                                                                                 4,090         179
  Polaris Industries, Inc.                                                                         3,412         164
  CNF Inc.                                                                                         3,819         159
  American Axle & Manufacturing Holdings, Inc.                                                     4,106         149
  Oshkosh Truck Corp.                                                                              2,600         149
* AMR Corp.                                                                                       12,141         147
* Yellow Roadway Corp.                                                                             3,637         145
  Thor Industries, Inc.                                                                            4,324         145
* TRW Automotive Holdings Corp.                                                                    7,600         143
  Cooper Tire & Rubber Co.                                                                         5,834         134
  Overseas Shipholding Group Inc.                                                                  3,004         133
  Tidewater Inc.                                                                                   4,318         129
  Werner Enterprises, Inc.                                                                         6,016         127
* Landstar System, Inc.                                                                            2,304         122
* The Goodyear Tire & Rubber Co.                                                                  13,093         119
  Visteon Corp.                                                                                    9,909         116
* Swift Transportation Co., Inc.                                                                   6,304         113
  Florida East CoastIndustries, Inc. Class A                                                       2,868         112
  Modine Manufacturing Co.                                                                         3,404         108
  Alexander & Baldwin, Inc.                                                                        3,224         108
  Heartland Express, Inc.                                                                          3,881         106
  ArvinMeritor, Inc.                                                                               5,325         104
* Laidlaw International Inc.                                                                       7,900         102
* General Maritime Corp.                                                                           3,680         101
* EGL, Inc.                                                                                        3,790         101
  Winnebago Industries, Inc.                                                                       2,600          97
* AirTran Holdings, Inc.                                                                           6,498          92

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Sauer-Danfoss, Inc.                                                                              5,138   $      88

* Wabash National Corp.                                                                            3,119          86
* Kansas City Southern                                                                             5,407          84
  OMI Corp.                                                                                        7,000          83
* Knight Transportation, Inc.                                                                      2,880          83
  Wabtec Corp.                                                                                     4,454          80
  Arkansas Best Corp.                                                                              2,400          79
  Bandag, Inc.                                                                                     1,769          79
  Skywest, Inc.                                                                                    4,516          79
* Pacer International, Inc.                                                                        4,200          78
* Offshore Logistics, Inc.                                                                         2,748          77
  USF Corp.                                                                                        2,116          74
* Northwest Airlines Corp.Class A                                                                  6,676          74
* Delta Air Lines, Inc.                                                                            9,818          70
  Superior Industries International, Inc.                                                          2,037          68
* Old Dominion Freight Line, Inc.                                                                  2,304          68
* Fleetwood Enterprises, Inc.                                                                      4,542          66
* ExpressJet Holdings, Inc.                                                                        5,400          66
* Alaska Air Group, Inc.                                                                           2,745          66
* RailAmerica, Inc.                                                                                4,270          62
* Forward Air Corp.                                                                                1,664          62
* Aviall Inc.                                                                                      3,273          62
* Continental Airlines, Inc. Class B                                                               5,119          58
* Tenneco Automotive, Inc.                                                                         4,329          57
* TBC Corp.                                                                                        2,311          55
* Kirby Corp.                                                                                      1,300          51
  Coachmen Industries, Inc.                                                                        2,915          47
* AAR Corp.                                                                                        3,994          45
* Strattec Security Corp.                                                                            658          45
  Overnite Corp.                                                                                   1,442          42
  Monaco Coach Corp.                                                                               1,500          42
  Titan International, Inc.                                                                        3,911          40
  Marine Products Corp.                                                                            2,166          40
* Mesa Air Group Inc.                                                                              4,847          39
* Aftermarket Technology Corp.                                                                     2,319          38
  Todd Shipyards Corp.                                                                             2,030          36
* SCS Transportation, Inc.                                                                         1,283          34
* Gulfmark Offshore, Inc.                                                                          1,972          31
* Tower Automotive, Inc.                                                                           7,675          29
* Collins & Aikman Corp.                                                                           4,968          28
  Standard Motor Products, Inc.                                                                    1,792          26
* Atlantic Coast Airlines Holdings Inc.                                                            4,572          26
* America West Holdings Corp.Class B                                                               2,845          26
* MAIR Holdings, Inc.                                                                              3,039          25
  Spartan Motors, Inc.                                                                             1,961          24
* Stoneridge, Inc.                                                                                 1,318          22
* Frontier Airlines, Inc.                                                                          2,000          22
* Petroleum Helicopters, Inc.                                                                      1,085          21
* Pinnacle Airlines Corp.                                                                          1,800          20
* Conrad Industries, Inc.                                                                          7,466          18
* Seabulk International, Inc.                                                                      2,019          17
* Genesee & Wyoming Inc. Class A                                                                     700          17
* Dura Automotive Systems, Inc.                                                                    1,752          16
* A.S.V., Inc.                                                                                       500          16
* International Shipholding Corp.                                                                  1,039          15
* Allied Holdings, Inc.                                                                            3,465          15
* Keystone Automotive Industries, Inc.                                                               500          14
* Hayes Lemmerz International, Inc.                                                                  800          13
  Maritrans Inc.                                                                                     700          11
* Republic Airways Holdings Inc.                                                                     600           9
* Miller Industries, Inc.                                                                            609           6
* Impco Technologies Inc.                                                                            921           6
* The Greenbrier Cos., Inc.                                                                          300           6
* Quantum Fuel Systems Technologies Worldwide, Inc.                                                  921           6
* Quality Distribution Inc.                                                                          378           4
* Trailer Bridge, Inc.                                                                               823           4
* Central Freight Lines, Inc.                                                                        205           2
                                                                                                             -------
                                                                                                              28,277

                                                                                                              ------
CONSUMER DISCRETIONARY (15.7%)
  Wal-Mart Stores, Inc.                                                                          325,692      17,184
  Home Depot, Inc.                                                                               170,861       6,014
* Time Warner, Inc.                                                                              333,254       5,859
  Viacom Inc. Class B                                                                            132,475       4,732
* eBay Inc.                                                                                       49,866       4,585
  The Walt Disney Co.                                                                            155,878       3,973
* Yahoo! Inc.                                                                                    102,998       3,742
  Gillette Co.                                                                                    76,424       3,240
  Lowe's Cos., Inc.                                                                               59,667       3,136
  Target Corp.                                                                                    69,937       2,970
  Kimberly-Clark Corp.                                                                            38,403       2,530
  McDonald's Corp.                                                                                95,916       2,494
  Carnival Corp.                                                                                  48,390       2,274
  Liberty Media Corp.                                                                            218,220       1,962
  Cendant Corp.                                                                                   77,658       1,901
* DirecTV Group, Inc.                                                                            104,870       1,793
  Gannett Co., Inc.                                                                               20,794       1,764
  Clear Channel Communications, Inc.                                                              47,209       1,744
* Amazon.com, Inc.                                                                                30,937       1,683
  Avon Products, Inc.                                                                             36,206       1,671
  The Gap, Inc.                                                                                   68,701       1,666
* InterActiveCorp                                                                                 52,605       1,586
  NIKE, Inc. Class B                                                                              20,128       1,525
  Costco Wholesale Corp.                                                                          35,114       1,442
  Waste Management, Inc.                                                                          44,193       1,356
* Starbucks Corp.                                                                                 30,337       1,319

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Best Buy Co., Inc.                                                                              24,844   $   1,261
* Electronic Arts Inc.                                                                            22,900       1,249
* Apollo Group, Inc. Class A                                                                      13,473       1,190
  Tribune Co.                                                                                     25,312       1,153
  The McGraw-Hill Cos., Inc.                                                                      14,679       1,124
  Staples, Inc.                                                                                   37,953       1,112
  Omnicom Group Inc.                                                                              14,619       1,109
* Kohl's Corp.                                                                                    26,068       1,102
  International Game Technology                                                                   26,576       1,026
  TJX Cos., Inc.                                                                                  38,532         930
* Bed Bath & Beyond, Inc.                                                                         22,860         879
  Marriott International, Inc. Class A                                                            17,597         878
* Fox Entertainment Group, IncClass A                                                             32,752         874
* Yum! Brands, Inc.                                                                               21,964         818
  J.C. Penney Co., Inc. (Holding Co.)                                                             21,260         803
* Univision Communications Inc.                                                                   24,679         788
  Starwood Hotels & Resorts Worldwide, Inc.                                                       15,628         701
  Washington Post Co. Class B                                                                        732         681
  Federated Department Stores, Inc.                                                               13,809         678
  Limited Brands, Inc.                                                                            35,862         671
  E.W. Scripps Co. Class A                                                                         6,217         653
* Coach, Inc.                                                                                     14,310         647
  Royal Caribbean Cruises, Ltd.                                                                   14,785         642
  Cintas Corp.                                                                                    13,230         631
  Sears, Roebuck & Co.                                                                            16,467         622
  R.R. Donnelley & Sons Co.                                                                       18,635         615
  May Department Stores Co.                                                                       22,050         606
  Mattel, Inc.                                                                                    32,944         601
  Eastman Kodak Co.                                                                               21,941         592
* EchoStar Communications Corp.Class A                                                            18,604         572
  Hilton Hotels Corp.                                                                             29,061         542
* MGM Mirage, Inc.                                                                                10,943         514
  New York Times Co. Class A                                                                      11,483         513
* AutoZone Inc.                                                                                    6,306         505
  Dollar General Corp.                                                                            25,720         503
  Newell Rubbermaid, Inc.                                                                         21,108         496
* Kmart Holding Corp.                                                                              6,900         495
  Harrah's Entertainment, Inc.                                                                     8,670         469
  Harman International Industries, Inc.                                                            5,086         464
  Estee Lauder Cos. Class A                                                                        9,388         458
  Nordstrom, Inc.                                                                                 10,463         446
  Knight Ridder                                                                                    6,109         440
* Interpublic Group of Cos., Inc.                                                                 31,627         434
* Office Depot, Inc.                                                                              23,689         424
  CDW Corp.                                                                                        6,485         413
  Tiffany & Co.                                                                                   11,179         412
  VF Corp.                                                                                         8,307         406
* XM Satellite Radio Holdings, Inc.                                                               14,635         399
  Family Dollar Stores, Inc.                                                                      13,120         399
  Leggett & Platt, Inc.                                                                           14,614         390
  Robert Half International, Inc.                                                                 13,100         390
  Jones Apparel Group, Inc.                                                                        9,704         383
* Liberty Media International INC-A                                                               10,316         383
* Mohawk Industries, Inc.                                                                          5,067         372
* VeriSign, Inc.                                                                                  18,454         367
  Black & Decker Corp.                                                                             5,881         365
  Whirlpool Corp.                                                                                  5,303         364
  RadioShack Corp.                                                                                12,508         358
  Mandalay Resort Group                                                                            5,211         358
  PETsMART, Inc.                                                                                  10,915         354
  Manpower Inc.                                                                                    6,902         350
* AutoNation, Inc.                                                                                20,457         350
  Republic Services, Inc. Class A                                                                 12,086         350
* Career Education Corp.                                                                           7,670         349
  Alberto-Culver Co. Class B                                                                       6,931         348
* Caesars Entertainment, Inc.                                                                     23,070         346
  Fastenal Co.                                                                                     5,802         330
* Weight Watchers International, Inc.                                                              8,153         319
* Iron Mountain, Inc.                                                                              6,527         315
* Allied Waste Industries, Inc.                                                                   23,788         314
  Ross Stores, Inc.                                                                               11,572         310
* Chico's FAS, Inc.                                                                                6,806         307
* ChoicePoint Inc.                                                                                 6,657         304
  Wendy's International, Inc.                                                                      8,676         302
  Liz Claiborne, Inc.                                                                              8,362         301
* Williams-Sonoma, Inc.                                                                            9,044         298
* Pixar, Inc.                                                                                      4,250         295
  Sabre Holdings Corp.                                                                            10,632         295
* Sirius Satellite Radio, Inc.                                                                    94,779         292
* Lamar Advertising Co. Class A                                                                    6,626         287
  Abercrombie & Fitch Co.                                                                          7,379         286
  Michaels Stores, Inc.                                                                            5,162         284
  The Stanley Works                                                                                6,218         283
* Fisher Scientific International Inc.                                                             4,845         280
  ServiceMaster Co.                                                                               22,534         278
  International Flavors & Fragrances, Inc.                                                         7,173         268
  Foot Locker, Inc.                                                                               10,891         265
  Darden Restaurants Inc.                                                                         12,598         260
* Toys R Us, Inc.                                                                                 16,226         258
  Polo Ralph Lauren Corp.                                                                          7,498         258
* Getty Images, Inc.                                                                               4,294         258
  Hasbro, Inc.                                                                                    13,301         253

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Brinker International, Inc.                                                                      7,303   $     249
* Advance Auto Parts, Inc.                                                                         5,600         247
  The McClatchy Co. Class A                                                                        3,468         243
* Dollar Tree Stores, Inc.                                                                         8,770         242
  Belo Corp. Class A                                                                               8,844         237
  Outback Steakhouse                                                                               5,707         236
  Station Casinos, Inc.                                                                            4,795         232
* Wynn Resorts Ltd.                                                                                5,962         230
  Aramark Corp. Class B                                                                            8,000         230
* Monster Worldwide Inc.                                                                           8,830         227
  Metro-Goldwyn-Mayer Inc.                                                                        18,639         226
  Meredith Corp.                                                                                   3,832         211
  GTECH Holdings Corp.                                                                             4,540         210
  The Neiman Marcus Group, Inc. Class A                                                            3,724         207
  Circuit City Stores, Inc.                                                                       15,959         207
  International Speedway Corp.                                                                     4,016         195
* O'Reilly Automotive, Inc.                                                                        4,169         188
* Education Management Corp.                                                                       5,702         187
* Rent-A-Center, Inc.                                                                              6,260         187
* Urban Outfitters, Inc.                                                                           3,000         183
* Westwood One, Inc.                                                                               7,639         182
  Viad Corp.                                                                                       6,704         181
* Copart, Inc.                                                                                     6,778         181
* Barnes & Noble, Inc.                                                                             5,208         177
* Timberland Co.                                                                                   2,705         175
  Talbots Inc.                                                                                     4,452         174
* Hewitt Associates, Inc.                                                                          6,300         173
* CarMax, Inc.                                                                                     7,907         173
* Tech Data Corp.                                                                                  4,332         170
* Corinthian Colleges, Inc.                                                                        6,824         169
* Service Corp. International                                                                     22,860         168
* Ask Jeeves, Inc.                                                                                 4,305         168
  Lee Enterprises, Inc.                                                                            3,497         168
* Convergys Corp.                                                                                 10,845         167
  The Corporate Executive Board Co.                                                                2,886         167
* Columbia Sportswear Co.                                                                          3,037         166
* Activision, Inc.                                                                                10,362         165
  Harte-Hanks, Inc.                                                                                6,724         164
* Marvel Enterprises Inc.                                                                          8,345         163
* The Cheesecake Factory                                                                           4,087         163
  Reebok International Ltd.                                                                        4,508         162
* American Eagle Outfitters, Inc.                                                                  5,429         157
  Saks Inc.                                                                                       10,445         157
  Regis Corp.                                                                                      3,475         155
  Claire's Stores, Inc.                                                                            7,134         155
  John Wiley & Sons Class A                                                                        4,745         152
* AnnTaylor Stores Corp.                                                                           5,223         151
* Gemstar-TV Guide International, Inc.                                                            31,228         150
* Fossil, Inc.                                                                                     5,436         148
  Snap-On Inc.                                                                                     4,404         148
* Citadel Broadcasting Corp.                                                                      10,100         147
  Maytag Corp.                                                                                     5,992         147
* DeVry, Inc.                                                                                      5,326         147
  Applebee's International, Inc.                                                                   6,287         146
* Entercom Communications Corp.                                                                    3,869         144
  The Brink's Co.                                                                                  4,151         142
  Borders Group, Inc.                                                                              6,032         141
* NetFlix.com, Inc.                                                                                3,900         140
  Ruby Tuesday, Inc.                                                                               5,052         139
* West Corp.                                                                                       5,154         135
  Nu Skin Enterprises, Inc.                                                                        5,309         134
* BJ's Wholesale Club, Inc.                                                                        5,335         133
  Dillard's Inc.                                                                                   5,954         133
  The Toro Co.                                                                                     1,894         133
  Choice Hotel International, Inc.                                                                 2,644         133
* ITT Educational Services, Inc.                                                                   3,486         133
  Boyd Gaming Corp.                                                                                4,950         132
  IKON Office Solutions, Inc.                                                                     11,438         131
* Big Lots Inc.                                                                                    8,928         129
* Laureate Education Inc                                                                           3,355         128
* Earthlink, Inc.                                                                                 12,251         127
  Reader's Digest Association, Inc.                                                                7,671         123
* PETCO Animal Supplies, Inc.                                                                      3,800         122
  SCP Pool Corp.                                                                                   2,700         122
  Blyth, Inc.                                                                                      3,483         120
  Pier 1 Imports Inc.                                                                              6,790         120
* Tractor Supply Co.                                                                               2,864         120
* Valassis Communications, Inc.                                                                    3,930         120
* CNET Networks, Inc.                                                                             10,743         119
* Aeropostale, Inc.                                                                                4,350         117
  CBRL Group, Inc.                                                                                 3,782         117
* Kroll Inc.                                                                                       3,160         117
* The Yankee Candle Co., Inc.                                                                      3,968         116
* Pacific Sunwear of California, Inc.                                                              5,871         115
* American Greetings Corp. Class A                                                                 4,953         115
  Strayer Education, Inc.                                                                          1,015         113
  The Pep Boys (Manny, Moe & Jack)                                                                 4,434         112
  Hollinger International, Inc.                                                                    6,686         112
  Furniture Brands International Inc.                                                              4,462         112
* R.H. Donnelley Corp.                                                                             2,514         110
  Speedway Motorsports, Inc.                                                                       3,268         109
  Media General, Inc. Class A                                                                      1,697         109
* Corrections Corp. of America REIT                                                                2,750         109
* Zale Corp.                                                                                       3,962         108
  Ethan Allen Interiors, Inc.                                                                      2,917         105
* Take-Two Interactive Software, Inc.                                                              3,400         104

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Aztar Corp.                                                                                      3,711   $     104
* Sonic Corp.                                                                                      4,555         104
* United Stationers, Inc.                                                                          2,577         102
* Linens 'n Things, Inc.                                                                           3,444         101
  Hearst-Argyle Television Inc.                                                                    3,888         101
  MSC Industrial Direct Co., Inc.Class A                                                           3,043         100
* MPS Group, Inc.                                                                                  8,234         100
* Quiksilver, Inc.                                                                                 4,190         100
* Penn National Gaming, Inc.                                                                       3,000         100
* Gaylord Entertainment Co.                                                                        3,151          99
* Sirva Inc.                                                                                       4,300          99
* Waste Connections, Inc.                                                                          3,324          99
  Grey Global Group Inc.                                                                             100          99
* United Natural Foods, Inc.                                                                       3,400          98
* Charming Shoppes, Inc.                                                                          11,006          98
  United Auto Group, Inc.                                                                          3,200          98
* Radio One, Inc. Class D                                                                          5,830          93
  Journal Communications, Inc.                                                                     4,900          92
* Tuesday Morning Corp.                                                                            3,180          92
* Scientific Games Corp.                                                                           4,796          92
* InfoSpace, Inc.                                                                                  2,389          92
* Charter Communications, Inc.                                                                    23,084          90
  Tupperware Corp.                                                                                 4,586          89
* Insight Enterprises, Inc.                                                                        4,991          89
* Emmis Communications, Inc.                                                                       4,216          88
  Matthews International Corp.                                                                     2,682          88
* Navigant Consulting, Inc.                                                                        4,120          88
* Krispy Kreme Doughnuts, Inc.                                                                     4,602          88
* Helen of Troy Ltd.                                                                               2,372          87
* Scholastic Corp.                                                                                 2,918          87
  Kellwood Co.                                                                                     2,000          87
* ValueClick, Inc.                                                                                 7,237          87
  Banta Corp.                                                                                      1,948          87
* THQ Inc.                                                                                         3,764          86
* CEC Entertainment Inc.                                                                           2,916          86
  ABM Industries Inc.                                                                              4,406          86
* Jack in the Box Inc.                                                                             2,870          85
* The Warnaco Group, Inc.                                                                          4,000          85
* United Online, Inc.                                                                              4,830          85
* MAXIMUS, Inc.                                                                                    2,398          85
* Arbitron Inc.                                                                                    2,315          85
* DoubleClick Inc.                                                                                10,745          83
* 99 Cents Only Stores                                                                             5,470          83
* CKE Restaurants Inc.                                                                             6,189          82
* Korn/Ferry International                                                                         4,253          82
* Argosy Gaming Co.                                                                                2,179          82
* Stewart Enterprises, Inc. Class A                                                               10,041          82
* Priceline.com, Inc.                                                                              3,023          81
* Men's Wearhouse, Inc.                                                                            3,079          81
* Shuffle Master, Inc.                                                                             2,226          81
  Kelly Services, Inc. Class A                                                                     2,703          81
* Guitar Center, Inc.                                                                              1,800          80
* Stein Mart, Inc.                                                                                 4,922          80
  Rollins, Inc.                                                                                    3,468          80
* Select Comfort Corp.                                                                             2,800          80
* Catalina Marketing Corp.                                                                         4,317          79
* Wesco International, Inc.                                                                        4,291          79
* Panera Bread Co.                                                                                 2,200          79
* Payless ShoeSource, Inc.                                                                         5,268          79
* P.F. Chang's China Bistro, Inc.                                                                  1,900          78
* Hot Topic, Inc.                                                                                  3,766          77
* Boca Resorts, Inc. Class A                                                                       3,883          77
  Wolverine World Wide, Inc.                                                                       2,919          77
  Landry's Restaurants, Inc.                                                                       2,563          77
  IHOP Corp.                                                                                       2,141          77
* Labor Ready, Inc.                                                                                4,896          76
* Rare Hospitality International Inc.                                                              3,030          75
  Liberty Corp.                                                                                    1,601          75
  ADVO, Inc.                                                                                       2,270          75
* NetRatings, Inc.                                                                                 4,580          75
  Kenneth Cole Productions, Inc.                                                                   2,172          74
  Bob Evans Farms, Inc.                                                                            2,717          74
* Journal Register Co.                                                                             3,704          74
* Stage Stores, Inc.                                                                               1,965          74
  La-Z-Boy Inc.                                                                                    4,115          74
  Ameristar Casinos, Inc.                                                                          2,200          74
  G & K Services, Inc. Class A                                                                     1,833          74
* WMS Industries, Inc.                                                                             2,455          73
  Burlington Coat Factory Warehouse Corp.                                                          3,763          73
* The Sports Authority, Inc.                                                                       2,021          73
  Regal Entertainment Group Class A                                                                4,000          72
* Tempur-Pedic International Inc.                                                                  5,125          72
* The Children's Place Retail Stores, Inc.                                                         3,043          72
* Teletech Holdings Inc.                                                                           8,151          71
  Renaissance Learning, Inc.                                                                       3,186          71
  Sonic Automotive, Inc.                                                                           3,213          71
* Universal Technical Institute Inc.                                                               1,772          71
* Resources Connection, Inc.                                                                       1,800          70
* A.C. Moore Arts & Crafts, Inc.                                                                   2,514          69
* Cross Country Healthcare, Inc.                                                                   3,800          69
* Ryan's Restaurant Group, Inc.                                                                    4,362          69
* Group 1 Automotive, Inc.                                                                         2,062          68
  Fred's, Inc.                                                                                     3,100          68
* Cumulus Media Inc.                                                                               3,999          67
  Callaway Golf Co.                                                                                5,926          67
* Consolidated Graphics, Inc.                                                                      1,521          67
* bebe stores, inc.                                                                                3,342          67
* ProQuest Co.                                                                                     2,451          67

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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Oakley, Inc.                                                                                     5,157   $      67
  Aaron Rents, Inc. Class B                                                                        2,000          66
* Tetra Tech, Inc.                                                                                 4,050          66
* The Dress Barn, Inc.                                                                             3,854          66
* Electronics Boutique Holdings Corp.                                                              2,500          66
  CDI Corp.                                                                                        1,894          66
* Alliance Gaming Corp.                                                                            3,788          65
* J. Jill Group, Inc.                                                                              2,748          65
* Jarden Corp.                                                                                     1,800          65
* CoStar Group, Inc.                                                                               1,400          65
  World Fuel Services Corp.                                                                        1,411          64
* CSK Auto Corp.                                                                                   3,706          64
* Midway Games Inc.                                                                                5,509          63
* Hollywood Entertainment Corp.                                                                    4,724          63
 Startek, Inc.                                                                                     1,746          63
  Handleman Co.                                                                                    2,692          62
* Global Imaging Systems, Inc.                                                                     1,700          62
* Dollar Thrifty Automotive Group, Inc.                                                            2,267          62
* PRIMEDIA Inc.                                                                                   22,261          62
  Central Parking Corp.                                                                            3,284          62
* CMGI Inc.                                                                                       31,155          61
* Bright Horizons Family Solutions, Inc.                                                           1,133          61
* Dick's Sporting Goods, Inc.                                                                      1,800          60
  Cato Corp. Class A                                                                               2,672          60
* Coldwater Creek Inc.                                                                             2,235          59
  The Nautilus Group, Inc.                                                                         3,000          59
  K-Swiss, Inc.                                                                                    2,888          58
* Six Flags, Inc.                                                                                  7,923          58
* Spherion Corp.                                                                                   5,660          57
* Vail Resorts Inc.                                                                                2,972          57
* Cox Radio, Inc.                                                                                  3,272          57
* Crown Media Holdings, Inc.                                                                       6,671          57
* Guess?, Inc.                                                                                     3,499          56
* Multimedia Games Inc.                                                                            2,100          56
  Gevity HR, Inc.                                                                                  2,138          56
* Cost Plus, Inc.                                                                                  1,700          55
* Wireless Facilities, Inc.                                                                        5,579          55
* infoUSA Inc.                                                                                     5,316          54
  Movado Group, Inc.                                                                               3,124          54
* Central Garden and Pet Co.                                                                       1,500          54
* Playtex Products, Inc.                                                                           6,835          53
* Hibbett Sporting Goods, Inc.                                                                     1,950          53
  Christopher & Banks Corp.                                                                        3,000          53
* Steak n Shake Co.                                                                                2,900          53
* FTI Consulting, Inc.                                                                             3,200          53
  Movie Gallery, Inc.                                                                              2,700          53
* Ventiv Health, Inc.                                                                              3,362          52
* K2 Inc.                                                                                          3,291          52
* Administaff, Inc.                                                                                3,104          52
  The Buckle, Inc.                                                                                 1,819          51
* PDI, Inc.                                                                                        1,691          51
* Prime Hospitality Corp.                                                                          4,794          51
  Watson Wyatt & Co. Holdings                                                                      1,900          51
* aQuantive, Inc.                                                                                  5,110          51
* Too Inc.                                                                                         3,006          50
* Papa John's International, Inc.                                                                  1,697          50
  Lone Star Steakhouse & Saloon, Inc.                                                              1,837          50
* The Advisory Board Co.                                                                           1,400          50
* ShopKo Stores, Inc.                                                                              3,520          50
* USANA Health Sciences, Inc.                                                                      1,600          50
* Spanish Broadcasting System, Inc.                                                                5,339          50
* SOURCECORP, Inc.                                                                                 1,805          50
  Oxford Industries, Inc.                                                                          1,140          50
  Blockbuster Inc. Class A                                                                         3,257          49
* Exult Inc.                                                                                       9,154          49
* The Gymboree Corp.                                                                               3,192          49
  Gray Television, Inc.                                                                            3,500          49
  The Marcus Corp.                                                                                 2,816          49
  Bowne & Co., Inc.                                                                                3,062          49
* Finish Line, Inc.                                                                                1,600          48
* Entravision Communications Corp.                                                                 6,283          48
  Phillips-Van Heusen Corp.                                                                        2,489          48
* Trans World Entertainment Corp.                                                                  4,768          48
  Russell Corp.                                                                                    2,654          48
* Pinnacle Entertainment, Inc.                                                                     3,777          48
* Big 5 Sporting Goods Corp.                                                                       1,800          47
  Churchill Downs, Inc.                                                                            1,151          47
* Lin TV Corp.                                                                                     2,200          47
* GameStop Corp.                                                                                   3,000          46
* Amerco, Inc.                                                                                     1,922          46
* Clark, Inc.                                                                                      2,460          46
* Cole National Corp. Class A                                                                      1,950          46
* ValueVision Media, Inc.                                                                          3,477          45
* Volt Information Sciences Inc.                                                                   1,436          45
* Forrester Research, Inc.                                                                         2,390          45
  Libbey, Inc.                                                                                     1,604          45
* MemberWorks, Inc.                                                                                1,494          44
* Coinstar, Inc.                                                                                   2,013          44
* JAKKS Pacific, Inc.                                                                              2,124          44
* Charles River Associates Inc.                                                                    1,424          44
* Carter's, Inc.                                                                                   1,500          44
  The Topps Co., Inc.                                                                              4,456          43
* Insight Communications Co., Inc.                                                                 4,648          43
  Advanced Marketing Services                                                                      3,322          43
* Jo-Ann Stores, Inc.                                                                              1,450          43
* AMN Healthcare Services, Inc.                                                                    2,781          43
* Lakes Entertainment, Inc.                                                                        3,662          42

                                                                              15
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
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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Leapfrog Enterprises, Inc.                                                                       2,100   $      42
  Chemed Corp.                                                                                       857          42
* Lifeline Systems, Inc.                                                                           1,734          41
* School Specialty, Inc.                                                                           1,122          41
* Salem Communications Corp.                                                                       1,500          41
  Triarc Cos., Inc. Class B                                                                        3,988          41
* Skechers U.S.A., Inc.                                                                            3,108          41
* NIC Inc.                                                                                         5,631          40
* Playboy Enterprises, Inc. Class B                                                                3,463          40
  National Presto Industries, Inc.                                                                   974          40
* Isle of Capri Casinos, Inc.                                                                      2,300          40
  Pulitzer, Inc.                                                                                     816          40
* Dave & Busters, Inc.                                                                             2,097          39
* Pre-Paid Legal Services, Inc.                                                                    1,650          39
* Century Business Services, Inc.                                                                  8,949          39
  Sinclair Broadcast Group, Inc.                                                                   3,767          39
  Hancock Fabrics, Inc.                                                                            3,023          39
* AMC Entertainment, Inc.                                                                          2,500          38
* Red Robin Gourmet Burgers                                                                        1,400          38
  The Stride Rite Corp.                                                                            3,457          38
  Blair Corp.                                                                                      1,319          38
  Brown Shoe Co., Inc.                                                                               929          38
  Stanley Furniture Co., Inc.                                                                        900          38
* TiVo Inc.                                                                                        5,343          38
  Thomas Nelson, Inc.                                                                              1,661          38
* 1-800-FLOWERS.COM, Inc.                                                                          4,632          38
* Sharper Image Corp.                                                                              1,200          38
* Water Pik Technologies, Inc.                                                                     2,229          37
* Pegasus Solutions Inc.                                                                           2,764          36
* S&K Famous Brands Inc.                                                                           2,167          36
* Benihana Inc. Class A                                                                            2,406          36
* Jos. A. Bank Clothiers, Inc.                                                                     1,140          36
  Dover Downs Gaming & Entertainment, Inc.                                                         3,167          36
* Casella Waste Systems, Inc.                                                                      2,692          35
* Shoe Carnival, Inc.                                                                              2,340          35
* Insurance Auto Auctions, Inc.                                                                    2,048          35
  Action Performance Cos., Inc.                                                                    2,309          35
* Regent Communications, Inc.                                                                      5,607          35
* Perry Ellis International Corp.                                                                  1,372          35
* iVillage Inc.                                                                                    5,432          34
* Applica Inc.                                                                                     3,844          34
* California Pizza Kitchen, Inc.                                                                   1,779          34
* Friendly Ice Cream Corp.                                                                         2,582          34
* Radio One, Inc.                                                                                  2,100          34
* The Boyds Collection, Ltd.                                                                      10,116          34
  Bassett Furniture Industries, Inc.                                                               1,535          33
* GSI Commerce, Inc.                                                                               3,468          33
* Galyan's Trading Co.                                                                             2,000          33
* Learning Tree International, Inc.                                                                2,288          33
  L.S. Starrett Co. Class A                                                                        2,036          33
  Angelica Corp.                                                                                   1,287          32
* RC2 Corp.                                                                                          903          32
* Overstock.com, Inc.                                                                                800          31
* Kforce Inc.                                                                                      3,231          31
* Revlon, Inc. Class A                                                                            10,328          31
  World Wrestling Entertainment, Inc.                                                              2,365          30
* FindWhat.com                                                                                     1,300          30
* Hartmarx Corp.                                                                                   4,764          30
* Steven Madden, Ltd.                                                                              1,500          30
* MTR Gaming Group Inc.                                                                            2,686          29
* Central European Distribution Corp.                                                              1,125          29
* Nashua Corp.                                                                                     2,999          29
* Universal Electronics, Inc.                                                                      1,648          29
* 4Kids Entertainment Inc.                                                                         1,200          29
* iPass Inc.                                                                                       2,700          29
  Superior Uniform Group, Inc.                                                                     1,793          28
* Innotrac Corp.                                                                                   3,214          28
* Heidrick & Struggles International, Inc.                                                           954          28
* Retail Ventures, Inc.                                                                            3,569          28
* O'Charley's Inc.                                                                                 1,600          28
* PC Connection, Inc.                                                                              4,148          27
* Drugstore.com, Inc.                                                                              7,678          27
* SITEL Corp.                                                                                      6,305          27
* Chicago Pizza & Brewery, Inc.                                                                    1,700          26
  CPI Corp.                                                                                        1,745          26
* Navigant International, Inc.                                                                     1,440          26
* Saga Communications, Inc.                                                                        1,400          26
* Asbury Automotive Group, Inc.                                                                    1,700          26
* PLATO Learning, Inc.                                                                             2,572          25
  Courier Corp.                                                                                      600          25
* Navarre Corp.                                                                                    1,714          25
* FreeMarkets, Inc.                                                                                3,766          25
* Neoforma, Inc.                                                                                   1,998          24
* America's Car-Mart, Inc.                                                                           800          24
  American Woodmark Corp.                                                                            400          24
  Dover Motorsports, Inc.                                                                          5,954          24
* Young Broadcasting Inc.                                                                          1,770          23
* Hudson Highland Group, Inc.                                                                        759          23
* The Wet Seal, Inc. Class A                                                                       4,443          23
* Spherix Inc.                                                                                     4,519          23
  Traffix, Inc.                                                                                    3,467          23
* First Consulting Group, Inc.                                                                     4,092          23
* MarketWatch.com, Inc.                                                                            1,915          22
* Enesco Group, Inc.                                                                               2,497          22
* Brightpoint, Inc.                                                                                1,620          22
* Syms Corp.                                                                                       2,395          22
* Harris Interactive Inc.                                                                          3,300          22
* Autobytel Inc.                                                                                   2,441          22

16

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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Department 56 Inc.                                                                               1,426   $      22
* Information Holdings Inc.                                                                          800          22
* Casual Male Retail Group, Inc.                                                                   2,977          22
* Martha Stewart Living Omnimedia, Inc.                                                            2,387          21
* West Marine, Inc.                                                                                  800          21
  Cadmus Communications                                                                            1,449          21
  UniFirst Corp.                                                                                     726          21
* Elizabeth Arden, Inc.                                                                            1,000          21
* 1-800 CONTACTS, Inc.                                                                             1,400          21
* Midas Inc.                                                                                       1,185          21
  Triarc Cos., Inc. Class A                                                                        1,994          21
* Kirkland's, Inc.                                                                                 1,700          20
* LodgeNet Entertainment Corp.                                                                     1,200          20
* DiamondCluster International, Inc.                                                               2,278          20
* Alloy, Inc.                                                                                      3,200          20
* Orbitz, Inc.                                                                                       900          19
* Genesco, Inc.                                                                                      800          19
* Atari, Inc.                                                                                      7,811          19
  Ambassadors Group, Inc.                                                                            800          19
* EZCORP, Inc.                                                                                     1,891          19
  Stamps.com Inc.                                                                                  1,779          18
* On Assignment, Inc.                                                                              3,055          18
  Russ Berrie and Co., Inc.                                                                          900          17
* Luby's, Inc.                                                                                     2,513          17
  Fedders Corp.                                                                                    3,786          16
* The Princeton Review, Inc.                                                                       2,100          16
* Carmike Cinemas, Inc.                                                                              400          16
  Goody's Family Clothing                                                                          1,495          16
* Bally Total Fitness Holding Corp.                                                                3,038          15
* Fisher Communications, Inc.                                                                        300          15
  Lithia Motors, Inc.                                                                                600          15
  Allen Organ Co.                                                                                    283          15
* Beasley Broadcast Group, Inc.                                                                      980          15
* Lazare Kaplan International, Inc.                                                                1,707          14
* MarineMax, Inc.                                                                                    500          14
  Strategic Distribution, Inc.                                                                     1,081          14
  CSS Industries, Inc.                                                                               400          14
* Geo Group Inc.                                                                                     677          14
* Nexstar Broadcasting Group, Inc.                                                                 1,252          14
* Carriage Services, Inc.                                                                          2,708          14
* SM&A Corp.                                                                                       1,556          13
* Wyndham International, Inc. Class A                                                             13,380          13
* Cellstar Corp.                                                                                   1,817          13
* The Pantry, Inc.                                                                                   600          13
* Digital Theater Systems Inc.                                                                       500          13
* Cenveo Inc.                                                                                      4,425          13
* Pegasus Communications Corp.                                                                       528          13
* Charlotte Russe Holding Inc.                                                                       600          13
* Gartner, Inc. Class B                                                                              979          13
* Checkers Drive-In Restaurants, Inc.                                                              1,088          13
  Inter Parfums, Inc.                                                                                600          13
* Correctional Services Corp.                                                                      3,725          12
* Greg Manning Auctions, Inc.                                                                        800          12
* Cornell Companies, Inc.                                                                            900          12
* Brookstone, Inc.                                                                                   600          12
* Clean Harbors Inc.                                                                               1,200          11
* Blue Nile Inc.                                                                                     300          11
* ParkerVision, Inc.                                                                               1,902          11
* Raindance Communications, Inc.                                                                   5,187          11
  Haverty Furniture Cos., Inc.                                                                       600          10
* Franklin Electronic Publishers, Inc.                                                             2,242          10
* Worldwide RestaurantConcepts Inc.                                                                2,964          10
* LookSmart, Ltd.                                                                                  4,764          10
* Internap Network Services Corp.                                                                  8,392          10
  Haggar Corp.                                                                                       500          10
* Gadzooks, Inc.                                                                                   3,843          10
* Monarch Casino & Resort, Inc.                                                                      700          10
* Digital Generation Systems                                                                       6,395           9
* Conn's, Inc.                                                                                       595           9
* QRS Corp.                                                                                        1,390           9
* Paxson Communications Corp.                                                                      2,800           9
* Total Entertainment Restaurant Corp.                                                               667           9
* Medical Staffing Network Holdings, Inc.                                                          1,400           9
* Daily Journal Corp.                                                                                260           9
* LKQ Corp.                                                                                          473           9
* Alderwoods Group, Inc.                                                                             709           9
* Buca, Inc.                                                                                       1,600           9
* WCA Waste Corp.                                                                                  1,000           9
* Big Dog Holdings, Inc.                                                                           1,650           8
  Stephan Co.                                                                                      1,743           8
* Mothers Work, Inc.                                                                                 400           8
* Management Network Group Inc.                                                                    3,210           8
* Interstate Hotels & Resorts, Inc.                                                                1,462           8
* Candie's, Inc.                                                                                   2,808           8
* Emerson Radio Corp.                                                                              2,400           8
* Champps Entertainment Inc.                                                                         900           7
* Perficient, Inc.                                                                                 1,810           7
  Flexsteel Industry                                                                                 300           7
* Maxwell Shoe Co. Inc.                                                                              300           7
* PriceSmart, Inc.                                                                                 1,105           7
* Oneida Ltd.                                                                                      4,222           7
* Edgewater Technology, Inc.                                                                       1,077           7
* Digital Impact, Inc.                                                                             3,471           7
* SPEEDUS Corp.                                                                                    2,777           7
* LECG Corp.                                                                                         334           6

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Metro One Telecommunications, Inc.                                                               3,900   $       6
* Systemax Inc.                                                                                      848           6
* Empire Resorts Inc.                                                                                400           6
* Concord Camera Corp.                                                                             1,700           6
* Acme Communications, Inc.                                                                          800           6
* Century Casinos, Inc.                                                                            1,000           5
* Cabela's Inc.                                                                                      200           5
* Brillian Corp.                                                                                     666           5
* Medialink Worldwide, Inc.                                                                        1,489           5
* eMerge Interactive, Inc.                                                                         2,734           5
* COMFORCE Corp.                                                                                   2,081           5
* Gander Mountain Co.                                                                                200           5
* Tweeter Home Entertainment Group, Inc.                                                             800           4
* Synagro Technologies Inc.                                                                        1,506           4
* Trump Hotels & Casino Resorts, Inc.                                                              1,687           4
* ICT Group, Inc.                                                                                    375           3
* Acclaim Entertainment Inc.                                                                       9,860           3
* APAC Teleservices, Inc.                                                                          1,928           3
  Lawson Products, Inc.                                                                               84           3
  ILX Resorts Inc.                                                                                   329           3
* Pfsweb Inc.                                                                                      1,689           3
* SciQuest, Inc.                                                                                     446           3
* Protection One, Inc.                                                                             9,439           3
* Exponent, Inc.                                                                                     100           3
* Commerce One, Inc.                                                                               2,823           3
* Register.com, Inc.                                                                                 397           2
* Mayor's Jeweler's, Inc.                                                                          2,977           2
  Waste Industries USA, Inc.                                                                         200           2
* 24/7 Real Media, Inc.                                                                              380           2
* Rainmaker Systems, Inc.                                                                            992           2
  Craftmade International, Inc.                                                                      100           2
  The First Years Inc.                                                                               100           2
* Gallery of History, Inc.                                                                           466           2
* Fresh Choice, Inc.                                                                               1,092           2
* A.T. Cross Co. Class A                                                                             300           1
* SportsLine.com, Inc.                                                                             1,287           1
* Verticalnet, Inc.                                                                                  850           1
  Star Buffet, Inc.                                                                                  186           1
* Onvia.com, Inc.                                                                                    174           1
* Bush Industries, Inc.                                                                            3,784           1
* Hanover Direct, Inc.                                                                             6,816           1
* Liquid Audio, Inc.                                                                               2,723           1
* Marchex, Inc.                                                                                       60           1
* National Technical Systems, Inc.                                                                   107           1
* Geerlings & Wade Inc.                                                                              764          --
* VCampus Corp.                                                                                      142          --
* Major Automotive Cos., Inc.                                                                        435          --
* Visual Data Corp.                                                                                  139          --
* EasyLink Services Corp.                                                                            148          --
* Headway Corporate Resources, Inc.                                                                3,808          --
                                                                                                             -------
                                                                                                             164,593
                                                                                                             -------
CONSUMER STAPLES (6.6%)
  The Procter & Gamble Co.                                                                       196,322      10,688
  The Coca-Cola Co.                                                                              185,001       9,339
  Altria Group, Inc.                                                                             155,696       7,793
  PepsiCo, Inc.                                                                                  130,348       7,023
  Anheuser-Busch Cos., Inc.                                                                       61,389       3,315
  Walgreen Co.                                                                                    77,785       2,817
  Colgate-Palmolive Co.                                                                           40,592       2,373
  Sysco Corp.                                                                                     48,496       1,740
  Sara Lee Corp.                                                                                  60,654       1,394
  General Mills, Inc.                                                                             28,685       1,363
  Kellogg Co.                                                                                     31,407       1,314
  CVS Corp.                                                                                       30,235       1,270
  Wm. Wrigley Jr. Co.                                                                             17,265       1,089
  ConAgra Foods, Inc.                                                                             40,072       1,085
  H.J. Heinz Co.                                                                                  26,973       1,057
  Coca-Cola Enterprises, Inc.                                                                     35,891       1,040
* The Kroger Co.                                                                                  57,082       1,039
  Hershey Foods Corp.                                                                             19,848         918
  The Clorox Co.                                                                                  16,115         867
* Safeway, Inc.                                                                                   33,939         860
  Campbell Soup Co.                                                                               31,538         848
  Albertson's, Inc.                                                                               28,127         746
  Kraft Foods Inc.                                                                                21,455         680
  The Pepsi Bottling Group, Inc.                                                                  20,086         613
  Tyson Foods, Inc.                                                                               26,975         565
  UST, Inc.                                                                                       12,676         456
  Brown-Forman Corp. Class B                                                                       9,306         449
  Whole Foods Market, Inc.                                                                         4,680         447
* Dean Foods Co.                                                                                  11,923         445
  R.J. Reynolds Tobacco Holdings, Inc.                                                             6,448         436
  McCormick & Co., Inc.                                                                           10,550         359
  Hormel Foods Corp.                                                                              10,614         330
  SuperValu Inc.                                                                                  10,262         314
* Constellation Brands, Inc.Class A                                                                8,148         303
* Smithfield Foods, Inc.                                                                           8,436         248
  PepsiAmericas, Inc.                                                                             11,008         234
* Rite Aid Corp.                                                                                  39,557         206
  J.M. Smucker Co.                                                                                 4,396         202
  Adolph Coors Co. Class B                                                                         2,674         193
* Del Monte Foods Co.                                                                             15,829         161
* 7-Eleven, Inc.                                                                                   8,685         155
* NBTY, Inc.                                                                                       5,236         154
  Church & Dwight, Inc.                                                                            3,209         147
  Pilgrim's Pride Corp.                                                                            5,058         146

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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Tootsie Roll Industries, Inc.                                                                    3,867   $     126
  Fresh Del Monte Produce Inc.                                                                     4,343         110
  Ruddick Corp.                                                                                    4,415          99
  Universal Corp. (VA)                                                                             1,901          97
* Performance Food Group Co.                                                                       3,487          93
  Flowers Foods, Inc.                                                                              3,526          92
  Sanderson Farms, Inc.                                                                            1,650          88
  Casey's General Stores, Inc.                                                                     4,478          82
  Longs Drug Stores, Inc.                                                                          3,382          81
  Winn-Dixie Stores, Inc.                                                                         11,051          80
  Sensient Technologies Corp.                                                                      3,612          78
* Ralcorp Holdings, Inc.                                                                           2,162          76
  Weis Markets, Inc.                                                                               2,072          73
* Hain Celestial Group, Inc.                                                                       3,924          71
  Schweitzer-Mauduit International, Inc.                                                           2,085          64
  Vector Group Ltd.                                                                                3,872          61
* Chiquita Brands International, Inc.                                                              2,816          59
  Lance, Inc.                                                                                      3,549          55
  Riviana Foods, Inc.                                                                              1,997          52
  Standard Commercial Tobacco Co.                                                                  2,540          46
* Duane Reade Inc.                                                                                 2,800          46
  American Italian Pasta Co.                                                                       1,451          44
  Interstate Bakeries Corp.                                                                        3,974          43
* The Great Atlantic & Pacific Tea Co., Inc.                                                       5,133          39
* Pathmark Stores, Inc.                                                                            4,660          36
* Chalone Wine Group Ltd.                                                                          2,901          31
  Coca-Cola Bottling Co.                                                                             522          30
* M&F Worldwide Corp.                                                                              2,122          29
* Todhunter International, Inc.                                                                    1,975          28
  Nash-Finch Co.                                                                                   1,099          28
  Farmer Brothers, Inc.                                                                              980          26
  Dimon Inc.                                                                                       4,458          26
  Seaboard Corp.                                                                                      50          25
* Boston Beer Co., Inc. Class A                                                                      886          18
* Provide Commerce Inc.                                                                              800          16
* Wild Oats Markets Inc.                                                                             900          13
* J & J Snack Foods Corp.                                                                            300          12
* Robert Mondavi Corp. Class A                                                                       300          11
* Omega Protein Corp.                                                                              1,100          11
* Lifeway Foods, Inc.                                                                                654          10
* Smart & Final Inc.                                                                                 800          10
* Green Mountain Coffee Roasters, Inc.                                                               500           9
* Nutraceutical International Corp.                                                                  300           6
* John B. Sanfilippo & Son, Inc.                                                                     200           5
  Rocky Mountain Chocolate Factory, Inc.                                                             251           3
* Nutrition 21 Inc.                                                                                4,377           3
* Redhook Ale Brewery, Inc.                                                                          825           2
                                                                                                              ------
                                                                                                              69,364
                                                                                                              ------
FINANCIAL SERVICES (21.9%)
  Citigroup, Inc.                                                                                392,776      18,264
  American International Group, Inc.                                                             198,101      14,121
  Bank of America Corp.                                                                          154,801      13,099
  Wells Fargo & Co.                                                                              128,175       7,335
  J.P. Morgan Chase & Co.                                                                        158,167       6,132
  Fannie Mae                                                                                      73,521       5,246
  American Express Co.                                                                            97,063       4,987
  Wachovia Corp.                                                                                  99,871       4,444
  Morgan Stanley                                                                                  83,402       4,401
  Bank One Corp.                                                                                  85,705       4,371
  U.S. Bancorp                                                                                   144,693       3,988
  Merrill Lynch & Co., Inc.                                                                       72,704       3,925
  The Goldman Sachs Group, Inc.                                                                   36,845       3,469
  Freddie Mac                                                                                     52,240       3,307
  First Data Corp.                                                                                66,605       2,965
  Washington Mutual, Inc.                                                                         66,181       2,557
  MBNA Corp.                                                                                      97,040       2,503
  Allstate Corp.                                                                                  53,336       2,483
  Fifth Third Bancorp                                                                             42,682       2,295
  St. Paul Travelers Cos., Inc.                                                                   50,812       2,060
  Metropolitan Life Insurance Co.                                                                 57,359       2,056
  Automatic Data Processing, Inc.                                                                 45,234       1,894
  Prudential Financial, Inc.                                                                      40,123       1,865
  Marsh & McLennan Cos., Inc.                                                                     39,795       1,806
  The Bank of New York Co., Inc.                                                                  59,468       1,753
  National City Corp.                                                                             47,475       1,662
  Lehman Brothers Holdings, Inc.                                                                  21,254       1,599
  AFLAC Inc.                                                                                      39,059       1,594
  BB&T Corp.                                                                                      41,863       1,548
  The Hartford Financial Services Group Inc.                                                      22,351       1,536
  Countrywide Financial Corp.                                                                     21,183       1,488
  Progressive Corp. of Ohio                                                                       16,656       1,421
  SunTrust Banks, Inc.                                                                            21,557       1,401
  SLM Corp.                                                                                       33,508       1,355
  Capital One Financial Corp.                                                                     18,344       1,254
  State Street Corp.                                                                              25,565       1,254
  Golden West Financial Corp.                                                                     11,687       1,243
  PNC Financial Services Group                                                                    21,333       1,132
  Charles Schwab Corp.                                                                           104,077       1,000
  The Chubb Corp.                                                                                 14,461         986
  SouthTrust Corp.                                                                                25,259         981
  Paychex, Inc.                                                                                   28,903         979
  Mellon Financial Corp.                                                                          32,995         968
  Franklin Resources Corp.                                                                        19,120         958
  KeyCorp                                                                                         31,871         953

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  The Principal Financial Group, Inc.                                                             24,700   $     859
  Loews Corp.                                                                                     14,227         853
  Equity Office Properties Trust REIT                                                             30,705         835
* Genworth Financial Inc.                                                                         35,880         823
  Simon Property Group, Inc. REIT                                                                 15,960         821
  M & T Bank Corp.                                                                                 9,210         804
  Charter One Financial, Inc.                                                                     17,004         751
  CIGNA Corp.                                                                                     10,785         742
  Moody's Corp.                                                                                   11,427         739
  Comerica, Inc.                                                                                  13,404         736
  Northern Trust Corp.                                                                            16,866         713
  AmSouth Bancorp                                                                                 26,855         684
  Aon Corp.                                                                                       24,013         684
  Marshall & Ilsley Corp.                                                                         17,376         679
  Bear Stearns Co., Inc.                                                                           7,901         666
  Lincoln National Corp.                                                                          13,652         645
  H & R Block, Inc.                                                                               13,246         632
  MBIA, Inc.                                                                                      11,054         631
  UnionBanCal Corp.                                                                               11,193         631
  CIT Group Inc.                                                                                  16,372         627
  Equity Residential REIT                                                                         21,080         627
  Regions Financial Corp.                                                                         17,036         623
  Ambac Financial Group, Inc.                                                                      8,189         601
  Synovus Financial Corp.                                                                         23,161         586
* CNA Financial Corp.                                                                             19,533         578
* Fiserv, Inc.                                                                                    14,855         578
  MGIC Investment Corp.                                                                            7,513         570
* SunGard Data Systems, Inc.                                                                      21,892         569
  Jefferson-Pilot Corp.                                                                           10,839         551
  Vornado Realty Trust REIT                                                                        9,356         534
  Cincinnati Financial Corp.                                                                      12,189         530
  Sovereign Bancorp, Inc.                                                                         23,436         518
  National Commerce Financial Corp.                                                               15,714         511
  North Fork Bancorp, Inc.                                                                        13,036         496
  Fidelity National Financial, Inc.                                                               13,157         491
  T. Rowe Price Group Inc.                                                                         9,655         487
  General Growth Properties Inc. REIT                                                             16,437         486
  Hudson City Bancorp, Inc.                                                                       14,482         484
  SAFECO Corp.                                                                                    10,747         473
  Torchmark Corp.                                                                                  8,679         467
  Legg Mason Inc.                                                                                  5,018         457
  Plum Creek Timber Co. Inc. REIT                                                                 13,972         455
  ProLogis REIT                                                                                   13,736         452
  Public Storage, Inc. REIT                                                                        9,731         448
  First Horizon National Corp.                                                                     9,616         437
  Popular, Inc.                                                                                   10,140         434
  Union Planters Corp.                                                                            14,379         429
  Archstone-Smith Trust REIT                                                                      14,559         427
  Banknorth Group, Inc.                                                                           13,110         426
  Zions Bancorp                                                                                    6,875         422
  Boston Properties, Inc. REIT                                                                     8,102         406
  New York Community Bancorp, Inc.                                                                20,609         405
  Green Point Financial Corp.                                                                     10,176         404
  Compass Bancshares Inc.                                                                          9,332         401
  Huntington Bancshares Inc.                                                                      17,441         399
  Kimco Realty Corp. REIT                                                                          8,469         385
  Rouse Co. REIT                                                                                   7,892         375
* Ameritrade Holding Corp.                                                                        32,339         367
  The Chicago Mercantile Exchange                                                                  2,500         361
  UnumProvident Corp.                                                                             22,541         358
  White Mountains Insurance Group Inc.                                                               678         346
  Radian Group, Inc.                                                                               7,208         345
  Duke Realty Corp. REIT                                                                          10,808         344
  Commerce Bancorp, Inc.                                                                           6,034         332
  Total System Services, Inc.                                                                     15,147         332
  iStar Financial Inc. REIT                                                                        8,230         329
  Old Republic International Corp.                                                                13,797         327
  Transatlantic Holdings, Inc.                                                                     4,026         326
* Providian Financial Corp.                                                                       22,109         324
  The PMI Group Inc.                                                                               7,362         320
  TCF Financial Corp.                                                                              5,389         313
  Avalonbay Communities, Inc.REIT                                                                  5,517         312
* E*TRADE Financial Corp.                                                                         27,916         311
* DST Systems, Inc.                                                                                6,444         310
* Host Marriott Corp. REIT                                                                        24,738         306
  Janus Capital Group Inc.                                                                        18,337         302
* The Dun & Bradstreet Corp.                                                                       5,584         301
  Hibernia Corp. Class A                                                                          11,783         286
  Doral Financial Corp.                                                                            8,213         283
  Mercantile Bankshares Corp.                                                                      6,051         283
  Dow Jones & Co., Inc.                                                                            6,233         281
  Developers Diversified Realty Corp. REIT                                                         7,907         280
  W.R. Berkley Corp.                                                                               6,406         275
  Assurant, Inc.                                                                                  10,300         272
  Leucadia National Corp.                                                                          5,323         265
  Equifax, Inc.                                                                                   10,623         263
* Alliance Data Systems Corp.                                                                      6,200         262
  Liberty Property Trust REIT                                                                      6,384         257
  Federated Investors, Inc.                                                                        8,255         250
  Associated Banc-Corp.                                                                            8,347         247
  City National Corp.                                                                              3,678         242
  Health Care Properties Investors REIT                                                           10,038         241
  Commerce Bancshares, Inc.                                                                        5,178         238

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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* AmeriCredit Corp.                                                                               12,174   $     238
  Allied Capital Corp.                                                                             9,710         237
  SEI Corp.                                                                                        8,033         233
  Brown & Brown, Inc.                                                                              5,388         232
  Independence Community Bank Corp.                                                                6,277         228
  Apartment Investment & Management Co. Class A REIT                                               7,312         228
  Erie Indemnity Co. Class A                                                                       4,854         227
* CapitalSource Inc.                                                                               9,000         220
* Conseco, Inc.                                                                                   11,050         220
  Astoria Financial Corp.                                                                          6,008         220
  Unitrin, Inc.                                                                                    5,128         218
  Investors Financial Services Corp.                                                               4,994         218
  Chelsea Property Group REIT                                                                      3,334         217
  People's Bank                                                                                    6,973         217
  AMB Property Corp. REIT                                                                          6,257         217
  Hospitality Properties Trust REIT                                                                5,059         214
  Student Loan Corp.                                                                               1,554         212
* WellChoice Inc.                                                                                  5,100         211
  Friedman, Billings, Ramsey Group, Inc. REIT                                                     10,651         211
  A.G. Edwards & Sons, Inc.                                                                        6,194         211
  The Macerich Co. REIT                                                                            4,386         210
  Protective Life Corp.                                                                            5,402         209
  Arthur J. Gallagher & Co.                                                                        6,823         208
  Mercury General Corp.                                                                            4,159         206
* Markel Corp.                                                                                       742         206
* CheckFree Corp.                                                                                  6,815         204
  Weingarten Realty Investors REIT                                                                 6,521         204
  Ryder System, Inc.                                                                               5,023         201
  Eaton Vance Corp.                                                                                5,161         197
  Fulton Financial Corp.                                                                           9,751         196
  Regency Centers Corp. REIT                                                                       4,576         196
  Webster Financial Corp.                                                                          4,167         196
  Catellus Development Corp. REIT                                                                  7,893         195
  American National Insurance Co.                                                                  2,105         194
  United Dominion Realty Trust REIT                                                                9,811         194
  Reinsurance Group of America, Inc.                                                               4,748         193
  Mack-Cali Realty Corp. REIT                                                                      4,636         192
  Valley National Bancorp                                                                          7,507         190
  Bank of Hawaii Corp.                                                                             4,177         189
  Certegy, Inc.                                                                                    4,864         189
* The First Marblehead Corp.                                                                       4,675         188
  Nuveen Investments, Inc. Class A                                                                 7,016         188
  Wilmington Trust Corp.                                                                           5,024         187
  Trizec Properties, Inc. REIT                                                                    11,500         187
  Westcorp, Inc.                                                                                   4,094         186
  Mills Corp. REIT                                                                                 3,921         183
  Fair, Isaac, Inc.                                                                                5,400         180
  Cullen/Frost Bankers, Inc.                                                                       3,948         178
  Colonial BancGroup, Inc.                                                                         9,677         176
  Sky Financial Group, Inc.                                                                        7,073         175
  First American Corp.                                                                             6,743         175
* BOK Financial Corp.                                                                              4,444         175
  New Plan Excel Realty Trust REIT                                                                 7,391         173
  American Financial Group, Inc.                                                                   5,561         170
  FirstMerit Corp.                                                                                 6,396         169
  Deluxe Corp.                                                                                     3,861         168
  Rayonier Inc. REIT                                                                               3,775         168
  Capitol Federal Financial                                                                        5,606         168
  Thornburg Mortgage, Inc. REIT                                                                    6,072         164
* Alleghany Corp.                                                                                    568         163
  HCC Insurance Holdings, Inc.                                                                     4,847         162
  Nationwide Financial Services, Inc.                                                              4,244         160
  Pan Pacific RetailProperties, Inc. REIT                                                          3,129         158
  Federal Realty Investment Trust REIT                                                             3,720         155
  International Bancshares Corp.                                                                   3,805         154
  WFS Financial, Inc.                                                                              3,101         154
  StanCorp Financial Group, Inc.                                                                   2,243         150
  Annaly Mortgage Management Inc. REIT                                                             8,845         150
  Raymond James Financial, Inc.                                                                    5,635         149
  Provident Financial Group, Inc.                                                                  3,728         147
  Ventas, Inc. REIT                                                                                6,237         146
  Washington Federal Inc.                                                                          5,992         144
  Arden Realty Group, Inc. REIT                                                                    4,877         143
  SL Green Realty Corp. REIT                                                                       3,033         142
  American Capital Strategies, Ltd.                                                                5,022         141
  Reckson Associates Realty Corp. REIT                                                             5,096         140
  Camden Property Trust REIT                                                                       3,045         139
  W Holding Co., Inc.                                                                              8,118         139
  Whitney Holdings Corp.                                                                           3,108         139
  Waddell & Reed Financial, Inc.                                                                   6,235         138
  IndyMac Bancorp, Inc. REIT                                                                       4,333         137
  CenterPoint Properties Corp. REIT                                                                1,784         137
* Allmerica Financial Corp.                                                                        4,007         135
  Jack Henry & Associates Inc.                                                                     6,717         135
  BRE Properties Inc. Class A REIT                                                                 3,876         135
  Westamerica Bancorporation                                                                       2,564         134
  UCBH Holdings, Inc.                                                                              3,400         134
  BancorpSouth, Inc.                                                                               5,957         134

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Jefferies Group, Inc.                                                                            4,296   $     133
  HRPT Properties Trust REIT                                                                      13,099         131
  The South Financial Group, Inc.                                                                  4,616         131
* BISYS Group, Inc.                                                                                9,258         130
  First Midwest Bancorp, Inc.                                                                      3,686         130
  Shurgard Storage Centers, Inc. Class A REIT                                                      3,452         129
  Health Care Inc. REIT                                                                            3,958         129
  Old National Bancorp                                                                             5,165         128
  Trustmark Corp.                                                                                  4,418         128
  Hudson United Bancorp                                                                            3,423         128
  Global Payments Inc.                                                                             2,823         127
  CBL & Associates Properties, Inc. REIT                                                           2,303         127
  New Century Financial Corp.                                                                      2,700         126
  Realty Income Corp. REIT                                                                         3,026         126
  First BanCorp Puerto Rico                                                                        3,083         126
  Cathay General Bancorp                                                                           1,882         126
  AmerUs Group Co.                                                                                 3,011         125
  Park National Corp.                                                                                971         124
  Healthcare Realty Trust Inc. REIT                                                                3,271         123
* Interactive Data Corp.                                                                           7,006         122
  CarrAmerica Realty Corp. REIT                                                                    4,034         122
  Crescent Real Estate, Inc. REIT                                                                  7,500         121
  Commerce Group, Inc.                                                                             2,439         120
* The MONY Group Inc.                                                                              3,847         120
  Cousins Properties, Inc. REIT                                                                    3,647         120
  FactSet Research Systems Inc.                                                                    2,534         120
  Odyssey Re Holdings Corp.                                                                        4,980         120
* National Processing, Inc.                                                                        4,130         119
  Essex Property Trust, Inc. REIT                                                                  1,731         118
* Instinet Group Inc.                                                                             22,401         118
  Greater Bay Bancorp                                                                              4,041         117
  East West Bancorp, Inc.                                                                          3,800         117
  Texas Regional Bancshares, Inc.                                                                  2,531         116
  Prentiss Properties Trust REIT                                                                   3,447         116
  Southwest Bancorporation of Texas, Inc.                                                          2,601         115
  Downey Financial Corp.                                                                           2,101         112
* La Quinta Corp. REIT                                                                            13,301         112
* Affiliated Managers Group, Inc.                                                                  2,191         110
  First Industrial Realty Trust REIT                                                               2,977         110
* United Rentals, Inc.                                                                             6,008         107
  United Bankshares, Inc.                                                                          3,302         107
  MAF Bancorp, Inc.                                                                                2,510         107
  Delphi Financial Group, Inc.                                                                     2,406         107
  Impac Mortgage Holdings, Inc. REIT                                                               4,700         106
* Silicon Valley Bancshares                                                                        2,668         106
* NewAlliance Bancshares, Inc.                                                                     7,486         105
* UICI                                                                                             4,389         105
  Citizens Banking Corp.                                                                           3,331         103
* Philadelphia Consolidated Holding Corp.                                                          1,713         103
  American Financial Realty Trust REIT                                                             7,200         103
  Susquehanna Bancshares, Inc.                                                                     4,084         103
  GATX Corp.                                                                                       3,777         103
  Fremont General Corp.                                                                            5,749         101
  Chittenden Corp.                                                                                 2,865         101
  Pennsylvania REIT                                                                                2,935         101
  Pacific Capital Bancorp                                                                          3,546         100
* Arch Capital Group Ltd.                                                                          2,500         100
  United Community Banks, Inc.                                                                     3,900          98
  Home Properties, Inc. REIT                                                                       2,480          97
  Hilb, Rogal and Hamilton Co.                                                                     2,708          97
* Kronos, Inc.                                                                                     2,327          96
  Heritage Property Investment Trust REIT                                                          3,500          95
  MB Financial, Inc.                                                                               2,567          94
  Brandywine Realty Trust REIT                                                                     3,474          94
  State Auto Financial Corp.                                                                       3,071          94
  Equity One, Inc. REIT                                                                            5,199          94
  Highwood Properties, Inc. REIT                                                                   3,980          94
* Ohio Casualty Corp.                                                                              4,644          93
  Washington REIT                                                                                  3,170          93
  Nationwide Health Properties, Inc. REIT                                                          4,902          93
  Waypoint Financial Corp.                                                                         3,348          92
  Flagstar Bancorp, Inc.                                                                           4,638          92
  Community First Bankshares, Inc.                                                                 2,821          91
* Ocwen Financial Corp.                                                                            7,537          91
  The Phoenix Cos., Inc.                                                                           7,400          91
  Post Properties, Inc. REIT                                                                       3,091          90
* Knight Trading Group, Inc.                                                                       8,967          90
  BlackRock, Inc.                                                                                  1,400          89
  Corus Bankshares Inc.                                                                            2,157          89
  Taubman Co. REIT                                                                                 3,866          88
  First Citizens BancShares Class A                                                                  723          88
  Alfa Corp.                                                                                       6,254          88
  Zenith National Insurance Corp.                                                                  1,801          88
* NCO Group, Inc.                                                                                  3,251          87
  21st Century Insurance Group                                                                     6,666          86
  FBL Financial Group, Inc. Class A                                                                3,027          86
  Commercial Federal Corp.                                                                         3,151          85
  Alexandria Real Estate Equities, Inc. REIT                                                       1,500          85
  UMB Financial Corp.                                                                              1,645          85
  Northwest Bancorp, Inc.                                                                          3,708          85
  Senior Housing Properties Trust REIT                                                             5,034          85
* Commercial Capital Bancorp, Inc.                                                                 4,859          84

22
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
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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Maguire Properties, Inc. REIT                                                                    3,400   $      84
  Chemical Financial Corp.                                                                         2,236          82
  PS Business Parks, Inc. REIT                                                                     2,049          82
  Kilroy Realty Corp. REIT                                                                         2,414          82
  Horace Mann Educators Corp.                                                                      4,645          81
* Triad Guaranty, Inc.                                                                             1,394          81
  Hancock Holding Co.                                                                              2,784          81
  Summit Properties, Inc. REIT                                                                     3,136          80
  Redwood Trust, Inc. REIT                                                                         1,431          80
  BankAtlantic Bancorp, Inc.Class A                                                                4,301          79
  John H. Harland Co.                                                                              2,696          79
  Republic Bancorp, Inc.                                                                           5,687          79
* Jones Lang Lasalle Inc.                                                                          2,908          79
* Alexander's, Inc. REIT                                                                             469          79
  First Commonwealth Financial Corp.                                                               6,040          78
  Wintrust Financial Corp.                                                                         1,550          78
  CVB Financial Corp.                                                                              3,589          78
  Santander BanCorp                                                                                3,158          78
  Seacoast Financial Services Corp.                                                                2,249          78
  S & T Bancorp, Inc.                                                                              2,428          78
  First Niagara Financial Group, Inc.                                                              6,449          77
* Sotheby's Holdings Class A                                                                       4,837          77
  Amcore Financial, Inc.                                                                           2,534          76
  TrustCo Bank NY                                                                                  5,822          76
  Capital Automotive REIT                                                                          2,600          76
  First Federal Capital Corp.                                                                      2,727          76
* ProAssurance Corp.                                                                               2,200          75
  R.L.I. Corp.                                                                                     2,044          75
* eFunds Corp.                                                                                     4,242          74
  First Financial Bankshares, Inc.                                                                 1,770          74
  Brookline Bancorp, Inc.                                                                          5,044          74
  Advanta Corp. Class A                                                                            3,370          74
  NDCHealth Corp.                                                                                  3,170          74
  First National Bankshares of Florida                                                             3,867          73
  National Health Investors REIT                                                                   2,690          73
  First Financial Bancorp                                                                          4,067          72
  Lexington Corporate Properties Trust REIT                                                        3,600          72
* CB Richard Ellis Group, Inc.                                                                     3,733          71
  Provident Bankshares Corp.                                                                       2,462          71
  First Republic Bank                                                                              1,641          71
  F.N.B. Corp.                                                                                     3,454          70
  Commercial Net Lease Realty REIT                                                                 4,079          70
* Piper Jaffray Cos., Inc.                                                                         1,518          69
  Novastar Financial, Inc. REIT                                                                    1,800          68
  Glimcher Realty Trust REIT                                                                       3,038          67
* First Federal Financial Corp.                                                                    1,615          67
* S1 Corp.                                                                                         6,755          67
  Presidential Life Corp.                                                                          3,711          67
  McGrath Rent Corp.                                                                               1,808          67
  City Holding Co.                                                                                 2,106          67
* BankUnited Financial Corp.                                                                       2,577          66
  Cash America International Inc.                                                                  2,888          66
  Dime Community Bancshares                                                                        3,795          66
  Irwin Financial Corp.                                                                            2,511          66
  First Charter Corp.                                                                              3,003          65
* CompuCredit Corp.                                                                                3,732          65
  Anchor Bancorp Wisconsin Inc.                                                                    2,434          64
* Digital Insight Corp.                                                                            3,101          64
  Harbor Florida Bancshares, Inc.                                                                  2,335          64
  Sun Communities, Inc. REIT                                                                       1,706          64
  NBT Bancorp, Inc.                                                                                2,847          64
* USI Holdings Corp.                                                                               4,000          63
  Harleysville National Corp.                                                                      2,457          63
  Manufactured Home Communities, Inc. REIT                                                         1,887          63
  Central Pacific Financial Co.                                                                    2,276          63
  First Sentinel Bancorp Inc.                                                                      3,004          62
  Getty Realty Holding Corp. REIT                                                                  2,451          62
* Financial Federal Corp.                                                                          1,743          61
  CB Bancshares Inc. (HI)                                                                            653          61
  Riggs National Corp.                                                                             2,878          61
  Corporate Office Properties Trust, Inc. REIT                                                     2,440          61
  Koger Equity, Inc. REIT                                                                          2,621          61
  First Source Corp.                                                                               2,422          61
  PFF Bancorp, Inc.                                                                                1,624          60
  Westbanco Inc.                                                                                   2,076          60
  Community Bank System, Inc.                                                                      2,648          60
  Gold Banc Corp., Inc.                                                                            3,888          60
  First Financial Corp. (IN)                                                                       1,876          60
  Selective Insurance Group                                                                        1,500          60
  Hanmi Financial Corp.                                                                            2,024          60
  R & G Financial Corp. Class B                                                                    1,800          60
  Sterling Bancshares, Inc.                                                                        4,166          59
  LandAmerica Financial Group, Inc.                                                                1,516          59
  Sovran Self Storage, Inc. REIT                                                                   1,530          58
  Equity Inns, Inc. REIT                                                                           6,282          58
  Great American Financial Resources, Inc.                                                         3,654          58
  Glacier Bancorp, Inc.                                                                            2,062          58
  Charter Financial Corp.                                                                          1,700          58
  Parkway Properties Inc. REIT                                                                     1,300          58
  American Home MortgageInvestment Corp. REIT                                                      2,214          57

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Newcastle Investment Corp. REIT                                                                  1,900   $      57
  Colonial Properties Trust REIT                                                                   1,463          56
  Gables Residential Trust REIT                                                                    1,641          56
* FelCor Lodging Trust, Inc. REIT                                                                  4,608          56
  Independent Bank Corp. (MA)                                                                      1,909          55
* Advent Software, Inc.                                                                            3,040          55
  Net.Bank, Inc.                                                                                   4,980          54
* Danielson Holdings Corp.                                                                         7,834          54
  Mid-State Bancshares                                                                             2,287          54
  Correctional Properties Trust REIT                                                               1,826          53
* Investment Technology Group, Inc.                                                                4,156          53
* CNA Surety Corp.                                                                                 4,842          53
  Anthracite Capital Inc. REIT                                                                     4,411          53
  Glenborough Realty Trust, Inc. REIT                                                              2,872          53
  Kansas City Life Insurance Co.                                                                   1,231          52
  Boston Private Financial Holdings, Inc.                                                          2,231          52
  Harleysville Group, Inc.                                                                         2,700          51
  Oriental Financial Group Inc.                                                                    1,872          51
  Stewart Information Services Corp.                                                               1,500          51
  Hudson River Bancorp. Inc.                                                                       2,960          51
  Great Southern Bancorp, Inc.                                                                     1,712          50
  First Community Bancorp                                                                          1,300          50
* Nelnet, Inc.                                                                                     2,800          50
  EastGroup Properties, Inc. REIT                                                                  1,475          50
* Credit Acceptance Corp.                                                                          3,295          50
* InterCept, Inc.                                                                                  3,018          49
* Universal American Financial Corp.                                                               4,500          49
  Interchange Financial Services Corp.                                                             1,925          48
  Town & Country Trust REIT                                                                        1,884          48
* eSPEED, Inc. Class A                                                                             2,667          47
  Umpqua Holdings Corp.                                                                            2,240          47
* Sterling Financial Corp.                                                                         1,452          46
  First Place Financial Corp.                                                                      2,489          46
  Bryn Mawr Bank Corp.                                                                             2,030          46
  Fidelity Bankshares, Inc.                                                                        1,300          46
  First Indiana Corp.                                                                              2,391          46
* Metris Cos., Inc.                                                                                5,190          45
* PICO Holdings, Inc.                                                                              2,356          45
  Community Trust Bancorp Inc.                                                                     1,476          45
  First Financial Holdings, Inc.                                                                   1,562          45
  Capital City Bank Group, Inc.                                                                    1,125          45
  Alabama National BanCorporation                                                                    800          44
  Quaker City Bancorp, Inc.                                                                          807          44
  U.S.B. Holding Co., Inc.                                                                         1,922          44
  Suffolk Bancorp                                                                                  1,348          44
* Accredited Home Lenders Holding Co.                                                              1,560          44
  WSFS Financial Corp.                                                                               882          43
  First Merchants Corp.                                                                            1,653          43
  Universal Health RealtyIncome REIT                                                               1,494          43
* World Acceptance Corp.                                                                           2,327          43
  United Fire & Casualty Co.                                                                         730          42
  Independent Bank Corp. (MI)                                                                      1,650          42
  BancFirst Corp.                                                                                    700          42
  Unizan Financial Corp.                                                                           1,600          42
* Stifel Financial Corp.                                                                           1,532          42
  Midland Co.                                                                                      1,400          42
* HomeStore, Inc.                                                                                 10,278          41
  West Coast Bancorp                                                                               1,908          41
  NYMAGIC, Inc.                                                                                    1,545          41
  National Penn Bancshares Inc.                                                                    1,365          41
  Washington Trust Bancorp, Inc.                                                                   1,558          40
  Community Banks, Inc.                                                                            1,373          40
  Peoples Holding Co.                                                                              1,165          40
* Argonaut Group, Inc.                                                                             2,177          40
  Columbia Banking System, Inc.                                                                    1,803          40
  Bank Mutual Corp.                                                                                3,668          40
* United PanAm Financial Corp.                                                                     2,341          40
  HMN Financial, Inc.                                                                              1,513          40
* Saxon Capital Inc.                                                                               1,700          39
  LaBranche & Co. Inc.                                                                             4,605          39
* National Western Life Insurance Co. Class A                                                        251          39
  Ziegler Cos., Inc.                                                                               2,124          38
* Ace Cash Express, Inc.                                                                           1,483          38
  Flushing Financial Corp.                                                                         2,142          38
  Crawford & Co. Class B                                                                           7,625          38
  Seacoast Banking Corp of Florida                                                                 1,789          37
  Arrow Financial Corp.                                                                            1,226          37
  First Bancorp (NC)                                                                               1,108          37
  Value Line, Inc.                                                                                 1,037          37
  Associated Estates Realty Corp. REIT                                                             4,513          36
  Humboldt Bancorp                                                                                 1,733          36
  Midwest Banc Holdings, Inc.                                                                      1,620          36
  Entertainment PropertiesTrust REIT                                                               1,000          36
  Medallion Financial Corp.                                                                        4,472          36
  Capital Bank Corp.                                                                               2,169          36
  Vesta Insurance Group, Inc.                                                                      5,486          35
  MCG Capital Corp.                                                                                2,300          35
  American Land Lease, Inc. REIT                                                                   1,851          35

24

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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* American Physicians Capital, Inc.                                                                1,500   $      35
  MFA Mortgage Investments, Inc. REIT                                                              3,900          35
* Tradestation Group Inc.                                                                          4,806          35
  Capital Corp. of the West                                                                          889          35
  Omega Financial Corp.                                                                              992          34
  Mid-America Apartment Communities, Inc. REIT                                                       900          34
  Sanders Morris Harris Group Inc.                                                                 2,300          34
  Keystone Property Trust REIT                                                                     1,400          34
  Cross Timbers Royalty Trust                                                                      1,210          33
  Banner Corp.                                                                                     1,141          33
  Infinity Property & Casualty Corp.                                                               1,000          33
* iPayment Holdings, Inc.                                                                            800          33
  LTC Properties, Inc. REIT                                                                        1,970          33
  First South Bancorp, Inc.                                                                        1,456          33
  Century Bancorp, Inc. Class A                                                                      990          33
  OceanFirst Financial Corp.                                                                       1,349          32
  Winston Hotels, Inc. REIT                                                                        3,118          32
  BSB Bancorp, Inc.                                                                                  907          32
  Horizon Financial Corp.                                                                          1,605          32
  CFS Bancorp, Inc.                                                                                2,400          32
* MeriStar Hospitality Corp. REIT                                                                  4,629          32
* PRG-Schultz International, Inc.                                                                  5,772          32
* CyberSource Corp.                                                                                3,774          32
* Apollo Investment Corp.                                                                          2,341          32
  Simmons First National Corp.                                                                     1,210          31
  Provident Bancorp, Inc.                                                                          2,761          31
  FNB Financial Services Corp.                                                                     1,847          31
  Innkeepers USA Trust REIT                                                                        3,021          31
* Florida Banks, Inc.                                                                              1,419          31
  TF Financial Corp.                                                                               1,016          30
* Portfolio Recovery Associates, Inc.                                                              1,100          30
  Farmers Capital Bank Corp.                                                                         846          30
* Euronet Worldwide, Inc.                                                                          1,300          30
  Safety Insurance Group, Inc.                                                                     1,400          30
  Kramont Realty Trust REIT                                                                        1,872          30
  Second Bancorp, Inc.                                                                               949          30
  Wayne Savings Bancshares, Inc.                                                                   1,873          30
  Capstead Mortgage Corp. REIT                                                                     2,186          29
  First Federal Bancshares of Arkansas, Inc.                                                       1,506          29
  Frontier Financial Corp.                                                                           839          29
* Ameriserv Financial Inc.                                                                         5,269          29
  Prosperity Bancshares, Inc.                                                                      1,200          29
  Nara Bancorp, Inc.                                                                               1,672          29
  Cascade Bancorp                                                                                  1,542          28
* Willis Lease Finance Corp.                                                                       3,389          28
  Southwest Bancorp, Inc.                                                                          1,540          28
* First Mariner Bancorp, Inc.                                                                      1,646          28
  Newmil Bancorp, Inc.                                                                               950          28
  Sizeler PropertyInvestors, Inc. REIT                                                             3,028          28
  HopFed Bancorp, Inc.                                                                             1,705          28
  Sterling Bancorp                                                                                 1,000          28
  Sandy Spring Bancorp, Inc.                                                                         794          28
  PrivateBancorp, Inc.                                                                             1,000          27
  KNBT Bancorp Inc.                                                                                1,643          27
  BCSB Bankcorp, Inc.                                                                              2,051          27
  Tanger Factory Outlet Centers, Inc. REIT                                                           692          27
  Affordable Residential Communities                                                               1,622          27
  First Keystone Financial, Inc.                                                                   1,097          27
  Summit Bancshares, Inc.                                                                            912          27
  AMLI Residential Properties Trust REIT                                                             900          26
  Comm Bancorp, Inc.                                                                                 639          26
  Sterling Financial Corp. (PA)                                                                    1,006          26
  Anworth Mortgage Asset Corp. REIT                                                                2,200          26
  Capitol Bancorp Ltd.                                                                             1,000          26
  Capital Trust Class A                                                                              970          26
  First Midwest Financial, Inc.                                                                    1,049          25
  Wainwright Bank & Trust Co.                                                                      2,050          25
  RAIT Investment Trust REIT                                                                       1,000          25
  Omega Healthcare Investors, Inc. REIT                                                            2,437          24
  Greater Community Bancorp                                                                        1,710          24
  LaSalle Hotel Properties REIT                                                                    1,000          24
  Pulaski Financial Corp.                                                                          1,362          24
  Codorus Valley Bancorp, Inc.                                                                     1,297          24
  Investors Title Co.                                                                                748          24
* CCC Information Services Group                                                                   1,400          24
* Prime Group Realty Trust REIT                                                                    4,282          23
  Main Street Banks, Inc.                                                                            800          22
  Ameriana Bancorp                                                                                 1,500          22
  LSB Corp.                                                                                        1,398          22
  Oak Hill Financial, Inc.                                                                           710          22
* Ceres Group, Inc.                                                                                3,566          22
  HF Financial Corp.                                                                               1,414          22
* DutchFork Bancshares, Inc.                                                                         559          22
  Partners Trust Financial Group, Inc.                                                             1,100          22
  Gabelli Asset Management Inc.                                                                      500          21
  Columbia Bancorp                                                                                   726          21
* Carreker Corp.                                                                                   2,100          21
  State Financial Services Corp.Class A                                                              701          21
  Cornerstone RealtyIncome Trust, Inc. REIT                                                        2,287          20

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  German American Bancorp                                                                          1,188   $       20
  Price Legacy Corp. REIT                                                                          1,075          20
  Merchants Bancshares, Inc.                                                                         752          20
  Peoples Bancorp, Inc.                                                                              735          20
  Team Financial, Inc.                                                                             1,658          19
* Federal Agricultural Mortgage Corp. Class A                                                      1,021          19
  Greater Delaware Valley Savings Bank                                                               663          19
  First State Bancorporation                                                                         600          18
  Community West Bancshares                                                                        2,110          18
* Navigators Group, Inc.                                                                             624          18
  PMA Capital Corp. Class A                                                                        2,000          18
  IBERIABANK Corp.                                                                                   300          18
  Provident Financial Holdings, Inc.                                                                 706          17
* HealthExtras, Inc.                                                                               1,000          17
  North Valley Bancorp                                                                             1,042          17
  Heritage Financial Corp.                                                                           862          16
  Old Second Bancorp, Inc.                                                                           300          16
  BancTrust Financial Group, Inc.                                                                    900          16
  Shore Bancshares, Inc.                                                                             600          15
* Amnet Mortgage INC                                                                               1,460          15
* Ampal-American Israel Corp.                                                                      4,703          15
* Investors Capital Holdings, Ltd.                                                                 3,067          15
  Bristol West Holdings, Inc.                                                                        800          15
  Government Properties Trust, Inc.                                                                1,400          15
* Criimi Mae, Inc. REIT                                                                            1,204          14
  Massbank Corp.                                                                                     413          14
* Franklin Bank Corp.                                                                                900          14
  Rainier Pacific Financial Group Inc.                                                               875          14
  Highland Hospitality Corp.                                                                       1,400          14
  Penn-America Group, Inc.                                                                         1,000          14
  Bank of the Ozarks, Inc.                                                                           600          14
* Marlin Business Services Inc.                                                                      900          14
* E-LOAN, Inc.                                                                                     5,008          14
* Banc Corp.                                                                                       2,068          13
* Signature Bank                                                                                     566          13
  Commercial Bankshares, Inc.                                                                        500          13
  American Equity Investment Life Holding Co.                                                      1,300          13
  Chester Valley Bancorp                                                                             601          13
  Saul Centers, Inc. REIT                                                                            400          13
  First Potomac REIT                                                                                 669          13
  First M&F Corp.                                                                                    400          12
  SWS Group, Inc.                                                                                    800          12
* ITLA Capital Corp.                                                                                 300          12
  Ramco-Gershenson Properties Trust REIT                                                             500          12
  Sound Federal Bancorp Inc.                                                                         900          12
  Urstadt Biddle Properties Class A REIT                                                             800          12
* Hypercom Corp.                                                                                   1,400          12
  United Community Financial Corp.                                                                   900          12
  Bay View Capital Corp.                                                                           5,600          12
  Foothill Independent Bancorp.                                                                      545          11
  TriCo Bancshares                                                                                   600          11
  American National Bankshares Inc.                                                                  500          11
  MutualFirst Financial Inc.                                                                         500          11
  FirstBank Corp.                                                                                    396          11
  Baldwin & Lyons, Inc. Class B                                                                      400          11
  FNB Corp. (VA)                                                                                     371          11
  Peapack Gladstone Financial Corp.                                                                  330          11
* AmericanWest Bancorporation                                                                        550          11
  Security Bank Corp.                                                                                300          10
* First Union Real Estate REIT                                                                     3,259          10
  Pennfed Financial Services, Inc.                                                                   300          10
* Central Coast Bancorp                                                                              550          10
  Ashford Hospitality Trust                                                                        1,200          10
  First United Corp.                                                                                 500          10
  LSB Bancshares, Inc.                                                                               600          10
  Unity Bancorp, Inc.                                                                                717          10
  Center Bancorp, Inc.                                                                               840           9
  Camco Financial Corp.                                                                              670           9
* Consumer Portfolio Services, Inc.                                                                2,020           9
  Yardville National Bancorp                                                                         363           9
* The Bancorp Bank                                                                                   500           9
  First Defiance Financial Corp.                                                                     400           9
  Integra Bank Corp.                                                                                 400           9
* Portal Software, Inc.                                                                            2,426           9
  Citizens First Financial Corp.                                                                     387           9
  Bedford Property Investors, Inc. REIT                                                              300           9
  Webster City Federal Bancorp                                                                       600           9
  United Mobile Homes, Inc. REIT                                                                     648           9
* First Cash Financial Services, Inc.                                                                400           9
* Asset Acceptance Capital Corp.                                                                     500           9
  Luminent Mortgage Capital, Inc.                                                                    700           8
* TheStreet.com, Inc.                                                                              2,242           8
  Belmont Bancorp                                                                                  1,366           8
  First Financial Service Corp.                                                                      330           8
  Capital Title Group, Inc.                                                                        1,848           8
  Citizens South Banking Corp.                                                                       600           8
  Jefferson Bancshares, Inc.                                                                         600           8
  ESB Financial Corp.                                                                                600           8
  Financial Institutions, Inc.                                                                       300           7
  Mission West Properties Inc. REIT                                                                  600           7
  Community Bancorp Inc.                                                                             300           7
  Track Data Corp.                                                                                 6,608           7
  EFC Bancorp, Inc.                                                                                  300           7
  Royal Bancshares of Pennsylvania, Inc.                                                             280           7

26

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Humphrey Hospitality Trust, Inc. REIT                                                            1,565   $       7
  Leesport Financial Corp.                                                                           300           7
* Sun Bancorp, Inc. (NJ)                                                                             315           7
* Republic First Bancorp, Inc.                                                                       500           6
* American Independence Corp.                                                                        390           6
  Republic Bancorp, Inc. Class A                                                                     315           6
  Bank of Granite Corp.                                                                              300           6
* Intersections Inc.                                                                                 260           6
  Investors Real Estate Trust REIT                                                                   600           6
  CoBiz Inc.                                                                                         450           6
  Westfield Financial, Inc.                                                                          300           6
  Eastern Virginia Bankshares, Inc.                                                                  300           6
  AmeriVest Properties, Inc. REIT                                                                  1,000           6
  BNP Residential Properties, Inc. REIT                                                              444           6
* Falcon Financial Investment Trust REIT                                                             700           5
* Pacific Mercantile Bancorp.                                                                        500           5
  Habersham Bancorp.                                                                                 209           5
* Texas Capital Bancshares, Inc.                                                                     300           5
  Cavalry Bancorp, Inc.                                                                              300           5
  U.S. RestaurantProperties, Inc. REIT                                                               300           5
* Heritage Commerce Corp.                                                                            300           4
  First Busey Corp.                                                                                  146           4
* Greenhill & Co., Inc.                                                                              200           4
  American Mortgage Acceptance Co. REIT                                                              300           4
  Community Bank of Northern Virginia                                                                300           4
  BostonFed Bancorp, Inc.                                                                            100           4
  BRT Realty Trust REIT                                                                              200           4
  FNB Corp. (NC)                                                                                     200           4
  Pennrock FinancialServices Corp.                                                                   129           4
  Berkshire Hills Bancorp, Inc.                                                                      100           4
* Intelidata Technologies Corp.                                                                    5,592           4
  Warwick Community Bancorp, Inc.                                                                    109           3
  National Health Realty Inc. REIT                                                                   200           3
* Pacific Premier Bancorp, Inc.                                                                      305           3
  Maxcor Financial Group Inc.                                                                        300           3
  Citizens 1st Bancorp, Inc.                                                                         125           3
  Princeton National Bancorp, Inc.                                                                   100           3
  Northern States Financial Corp.                                                                    100           3
  FFLC Bancorp, Inc.                                                                                 100           3
  Home Federal Bancorp                                                                               100           3
* Boykin Lodging Co. REIT                                                                            300           2
  NASB Financial Inc.                                                                                 51           2
  Clifton Savings Bancorp, Inc.                                                                      173           2
  Burnham Pacific Properties, Inc. REIT                                                           15,143           2
  United Financial Corp.                                                                              75           2
  Acadia Realty Trust REIT                                                                           100           1
* InsWeb Corp.                                                                                       237           1
  Hoenig Group, Inc.Rights Exp. 9/1/2006                                                           3,670           1
* Cardinal Financial Corp.                                                                            78           1
  Pittsburgh & West Virginia Railroad REIT                                                            73           1
* FirstCity Financial Corp.                                                                           71           1
* Pinnacle Warrants Exp. 11/13/2007                                                                    9          --
                                                                                                             -------
                                                                                                             229,670
                                                                                                            --------
HEALTH CARE (12.9%)
  Pfizer Inc.                                                                                    579,585      19,868
  Johnson & Johnson                                                                              225,485      12,560
  Merck & Co., Inc.                                                                              168,706       8,014
  Eli Lilly & Co.                                                                                 86,033       6,015
* Amgen, Inc.                                                                                     96,581       5,270
  Abbott Laboratories                                                                            119,270       4,861
  Medtronic, Inc.                                                                                 91,988       4,482
  Wyeth                                                                                          101,295       3,663
  Bristol-Myers Squibb Co.                                                                       147,661       3,618
  UnitedHealth Group Inc.                                                                         46,956       2,923
* Boston Scientific Corp.                                                                         63,826       2,732
  Cardinal Health, Inc.                                                                           32,719       2,292
* Genentech, Inc.                                                                                 40,572       2,280
  Schering-Plough Corp.                                                                          112,747       2,084
  Stryker Corp.                                                                                   30,562       1,681
* Biogen Idec Inc.                                                                                25,952       1,641
* Zimmer Holdings, Inc.                                                                           18,572       1,638
  Baxter International, Inc.                                                                      46,834       1,616
* Forest Laboratories, Inc.                                                                       28,154       1,594
  HCA Inc.                                                                                        35,436       1,474
  Guidant Corp.                                                                                   23,905       1,336
* WellPoint Health Networks Inc. Class A                                                          11,690       1,309
* Caremark Rx, Inc.                                                                               35,150       1,158
* Gilead Sciences, Inc.                                                                           16,402       1,099
* St. Jude Medical, Inc.                                                                          13,488       1,020
  Becton, Dickinson & Co.                                                                         19,341       1,002
  Aetna Inc.                                                                                      11,687         993
* Anthem, Inc.                                                                                    10,610         950
  Allergan, Inc.                                                                                   9,994         895
  Biomet, Inc.                                                                                    19,545         869
* Genzyme Corp.-General Division                                                                  17,424         825
* Medco Health Solutions, Inc.                                                                    20,723         777
  McKesson Corp.                                                                                  22,310         766
  Quest Diagnostics, Inc.                                                                          7,937         674
* Chiron Corp.                                                                                    14,350         641

                                                                              27
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
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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  AmerisourceBergen Corp.                                                                          8,653   $     517
* ImClone Systems, Inc.                                                                            5,769         495
* Tenet Healthcare Corp.                                                                          35,441         475
* Express Scripts Inc.                                                                             5,976         473
* MedImmune Inc.                                                                                  19,066         446
  C.R. Bard, Inc.                                                                                  7,874         446
* Laboratory Corp. of America Holdings                                                            10,992         436
  IMS Health, Inc.                                                                                18,306         429
  Mylan Laboratories, Inc.                                                                        20,617         417
* Varian Medical Systems, Inc.                                                                     5,248         416
  Health Management Associates Class A                                                            18,514         415
* Patterson Dental Co.                                                                             5,213         399
* IVAX Corp.                                                                                      14,976         359
* Celgene Corp.                                                                                    6,253         358
  Oxford Health Plans, Inc.                                                                        6,266         345
* Sepracor Inc.                                                                                    6,487         343
* Coventry Health Care Inc.                                                                        6,923         339
  Omnicare, Inc.                                                                                   7,785         333
* Hospira, Inc.                                                                                   11,927         329
* Millennium Pharmaceuticals, Inc.                                                                22,990         317
  DENTSPLY International Inc.                                                                      6,057         316
  Beckman Coulter, Inc.                                                                            4,791         292
* Eon Labs, Inc.                                                                                   7,100         291
* Invitrogen Corp.                                                                                 3,876         279
* Barr Pharmaceuticals Inc.                                                                        7,742         261
  Bausch & Lomb, Inc.                                                                              3,958         258
* Lincare Holdings, Inc.                                                                           7,540         248
* PacifiCare Health Systems, Inc.                                                                  6,388         247
* Kinetic Concepts, Inc.                                                                           4,900         245
* Endo Pharmaceuticals Holdings, Inc.                                                             10,035         235
* DaVita, Inc.                                                                                     7,531         232
* Cephalon, Inc.                                                                                   4,299         232
* Health Net Inc.                                                                                  8,598         228
* Watson Pharmaceuticals, Inc.                                                                     8,288         223
  Manor Care, Inc.                                                                                 6,741         220
* WebMD Corp.                                                                                     23,522         219
* Apogent Technologies Inc.                                                                        6,784         217
* Triad Hospitals, Inc.                                                                            5,718         213
* OSI Pharmaceuticals, Inc.                                                                        3,014         212
* Cytyc Corp.                                                                                      8,331         211
* Millipore Corp.                                                                                  3,740         211
* King Pharmaceuticals, Inc.                                                                      18,335         210
* Henry Schein, Inc.                                                                               3,315         209
* Humana Inc.                                                                                     12,275         207
* Community Health Systems, Inc.                                                                   7,539         202
  Universal Health Services Class B                                                                4,188         192
* Renal Care Group, Inc.                                                                           5,695         189
* Covance, Inc.                                                                                    4,734         183
* Charles River Laboratories, Inc.                                                                 3,528         172
* Gen-Probe Inc.                                                                                   3,600         170
* INAMED Corp.                                                                                     2,700         170
* IDEXX Laboratories Corp.                                                                         2,692         169
  Medicis Pharmaceutical Corp.                                                                     4,182         167
* American Pharmaceuticals Partners, Inc.                                                          5,400         164
* Stericycle, Inc.                                                                                 3,163         164
  Cooper Cos., Inc.                                                                                2,582         163
* Amylin Pharmaceuticals, Inc.                                                                     7,103         162
* Respironics, Inc.                                                                                2,681         158
* Edwards Lifesciences Corp.                                                                       4,464         156
* Andrx Group                                                                                      5,448         152
* Dade Behring Holdings Inc.                                                                       3,200         152
* Affymetrix, Inc.                                                                                 4,610         151
* MGI Pharma, Inc.                                                                                 5,380         145
* ICOS Corp.                                                                                       4,784         143
* Accredo Health, Inc.                                                                             3,621         141
* Neurocrine Biosciences, Inc.                                                                     2,700         140
* VCA Antech, Inc.                                                                                 3,100         139
* Protein Design Labs, Inc.                                                                        7,062         135
* Techne Corp.                                                                                     3,107         135
* Pharmaceutical Product Development, Inc.                                                         4,215         134
* ResMed Inc.                                                                                      2,533         129
* Martek Biosciences Corp.                                                                         2,284         128
* Nektar Therapeutics                                                                              6,424         128
  Valeant Pharmaceuticals International                                                            6,265         125
* STERIS Corp.                                                                                     5,512         124
* Pediatrix Medical Group, Inc.                                                                    1,780         124
* Tularik, Inc.                                                                                    4,903         122
* Cerner Corp.                                                                                     2,670         119
* Bio-Rad Laboratories, Inc. Class A                                                               1,974         116
* Human Genome Sciences, Inc.                                                                      9,776         114
  Mentor Corp.                                                                                     3,280         112
* The Medicines Co.                                                                                3,653         111
* First Health Group Corp.                                                                         7,134         111
* eResearch Technology, Inc.                                                                       3,975         111
* Onyx Pharmaceuticals, Inc.                                                                       2,600         110
* Apria Healthcare Group Inc.                                                                      3,827         110
* LifePoint Hospitals, Inc.                                                                        2,879         107
* NeighborCare Inc.                                                                                3,319         104
  Invacare Corp.                                                                                   2,290         102
  Perrigo Co.                                                                                      5,381         102
  Select Medical Corp.                                                                             7,548         101
* VISX Inc.                                                                                        3,745         100
  Arrow International, Inc.                                                                        3,342         100
* AMERIGROUP Corp.                                                                                 2,000          98

28

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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Pharmion Corp.                                                                                   2,000   $      98
  Diagnostic Products Corp.                                                                        2,220          98
* Ocular Sciences, Inc.                                                                            2,525          96
* Ligand Pharmaceuticals Inc.  Class B                                                             5,500          96
* US Oncology, Inc.                                                                                6,455          95
* Sierra Health Services, Inc.                                                                     2,100          94
* Advanced Medical Optics, Inc.                                                                    2,198          94
* ILEX Oncology, Inc.                                                                              3,724          93
* Kos Pharmaceuticals, Inc.                                                                        2,800          92
* Alkermes, Inc.                                                                                   6,750          92
* PAR Pharmaceutical Cos. Inc.                                                                     2,600          92
* Magellan Health Services, Inc.                                                                   2,701          90
* Wright Medical Group, Inc.                                                                       2,500          89
* Sybron Dental Specialties, Inc.                                                                  2,949          88
* Inveresk Research Group Inc.                                                                     2,800          86
* Sunrise Senior Living, Inc.                                                                      2,200          86
* Beverly Enterprises, Inc.                                                                        9,947          86
* Impax Laboratories, Inc.                                                                         4,400          85
* K-V Pharmaceutical Co. Class A                                                                   3,692          85
* Cyberonics, Inc.                                                                                 2,538          85
* Integra LifeSciences Holdings                                                                    2,400          85
* Kyphon Inc.                                                                                      3,000          85
* United Surgical Partners International, Inc.                                                     2,125          84
* Align Technology, Inc.                                                                           4,400          84
* American Medical Systems Holdings, Inc.                                                          2,475          83
  Alpharma, Inc. Class A                                                                           3,999          82
* Haemonetics Corp.                                                                                2,728          81
* Kindred Healthcare, Inc.                                                                         3,064          81
* Abgenix, Inc.                                                                                    6,832          80
  Owens & Minor, Inc. Holding Co.                                                                  3,061          79
* ArthroCare Corp.                                                                                 2,713          79
* Telik, Inc.                                                                                      3,300          79
* Zymogenetics, Inc.                                                                               4,125          78
* Priority Healthcare Corp.Class B                                                                 3,353          77
* PSS World Medical, Inc.                                                                          6,807          76
* Province Healthcare Co.                                                                          4,425          76
* Genencor International Inc.                                                                      4,597          75
* Dendreon Corp.                                                                                   5,937          73
* Possis Medical Inc.                                                                              2,100          72
* Viasys Healthcare Inc.                                                                           3,425          72
* IDX Systems Corp.                                                                                2,243          72
* Noven Pharmaceuticals, Inc.                                                                      3,223          71
* Intuitive Surgical, Inc.                                                                         3,706          70
* RehabCare Group, Inc.                                                                            2,600          69
* Immucor Inc.                                                                                     2,103          68
* Exelixis, Inc.                                                                                   6,633          67
* Nabi Biopharmaceuticals                                                                          4,658          66
* Applera Corp.-Celera Genomics Group                                                              5,723          66
* Centene Corp.                                                                                    1,700          66
* Tanox, Inc.                                                                                      3,394          65
* Vertex Pharmaceuticals, Inc.                                                                     5,967          65
* Ventana Medical Systems, Inc.                                                                    1,349          64
* United Therapeutics Corp.                                                                        2,394          61
* CIMA Labs Inc.                                                                                   1,808          61
* NPS Pharmaceuticals Inc.                                                                         2,841          60
* Salix Pharmaceuticals, Ltd.                                                                      1,800          59
* PAREXEL International Corp.                                                                      2,938          58
* Atrix Laboratories, Inc.                                                                         1,686          58
* Sola International Inc.                                                                          3,342          58
* Eclipsys Corp.                                                                                   3,731          57
* Hologic, Inc.                                                                                    2,438          57
* AmSurg Corp.                                                                                     2,250          57
* Medarex, Inc.                                                                                    7,745          56
* MedCath Corp.                                                                                    2,800          56
* American Medical Security Group, Inc.                                                            2,053          56
* Per-Se Technologies, Inc.                                                                        3,825          56
* OraSure Technologies, Inc.                                                                       5,632          55
* CONMED Corp.                                                                                     1,972          54
* Biosite Inc.                                                                                     1,191          54
* Adolor Corp.                                                                                     4,184          53
* Gentiva Health Services, Inc.                                                                    3,250          53
* Odyssey Healthcare, Inc.                                                                         2,800          53
* Advanced Neuromodulation Systems, Inc.                                                           1,600          52
* CTI Molecular Imaging, Inc.                                                                      3,700          52
* Vicuron Pharmaceuticals Inc.                                                                     4,166          52
  Hooper Holmes, Inc.                                                                              9,039          52
* Quality Systems, Inc.                                                                            1,051          52
* Digene Corp.                                                                                     1,394          51
* Maxygen Inc.                                                                                     4,741          50
* Transkaryotic Therapies, Inc.                                                                    3,314          50
* Closure Medical Corp.                                                                            1,964          49
* Aspect Medical Systems, Inc.                                                                     2,654          49
* Enzon Pharmaceuticals, Inc.                                                                      3,804          49
* Orthodontic Centers of America, Inc.                                                             5,896          48
* Genesis Healthcare Corp.                                                                         1,659          48
* Incyte Corp.                                                                                     6,148          47
* Thoratec Corp.                                                                                   4,317          46
* Serologicals Corp.                                                                               2,300          46
* American Healthways Inc.                                                                         1,700          45
* TriPath Imaging, Inc.                                                                            4,789          45
* CV Therapeutics, Inc.                                                                            2,683          45
* Encysive Pharmaceuticals, Inc.                                                                   5,223          44
* Molecular Devices Corp.                                                                          2,494          44
  PolyMedica Corp.                                                                                 1,400          43

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Bruker BioSciences Corp.                                                                         8,844   $      43
* Regeneron Pharmaceuticals, Inc.                                                                  4,081          43
* VaxGen, Inc.                                                                                     3,020          43
* Cepheid, Inc.                                                                                    3,700          43
* ABIOMED, Inc.                                                                                    3,375          42
* Enzo Biochem, Inc.                                                                               2,827          42
  Vital Signs, Inc.                                                                                1,457          42
* SurModics, Inc.                                                                                  1,711          42
* SonoSite, Inc.                                                                                   1,762          42
* Indevus Pharmaceuticals, Inc.                                                                    6,819          42
* Maxim Pharmaceuticals, Inc.                                                                      4,304          42
* Albany Molecular Research, Inc.                                                                  3,206          41
  Meridian Bioscience Inc.                                                                         3,732          41
* CorVel Corp.                                                                                     1,452          41
* Cell Genesys, Inc.                                                                               3,948          41
* InterMune Inc.                                                                                   2,625          40
* Connetics Corp.                                                                                  2,000          40
* Luminex Corp.                                                                                    4,004          40
* Candela Corp.                                                                                    4,092          40
* Zoll Medical Corp.                                                                               1,141          40
* Alexion Pharmaceuticals, Inc.                                                                    2,112          39
* Inspire Pharmaceuticals, Inc.                                                                    2,300          38
* AtheroGenics, Inc.                                                                               2,000          38
* CardioDynamics International Corp.                                                               7,532          38
* LCA-Vision Inc.                                                                                  1,291          38
* ImmunoGen, Inc.                                                                                  6,130          37
* Lexicon Genetics Inc.                                                                            4,729          37
* Cubist Pharmaceuticals, Inc.                                                                     3,337          37
* Alliance Imaging, Inc.                                                                           8,100          37
* DJ Orthopedics Inc.                                                                              1,600          37
* Myriad Genetics, Inc.                                                                            2,400          36
* Isis Pharmaceuticals, Inc.                                                                       6,225          36
* Regeneration Technologies, Inc.                                                                  3,290          35
* Wilson Greatbatch Technologies, Inc.                                                             1,200          34
* Diversa Corp.                                                                                    3,302          33
* CuraGen Corp.                                                                                    5,529          33
* SFBC International, Inc.                                                                         1,050          33
* BioMarin Pharmaceutical Inc.                                                                     5,435          33
* SuperGen, Inc.                                                                                   4,928          32
* Specialty Laboratories, Inc.                                                                     3,533          32
* US Physical Therapy, Inc.                                                                        2,300          32
* Stratagene Holding Corp.                                                                         3,795          31
* National Dentex Corp.                                                                            1,077          31
* Pharmacyclics, Inc.                                                                              3,019          31
* Cell Therapeutics, Inc.                                                                          3,930          29
* Kensey Nash Corp.                                                                                  828          29
* First Horizon Pharmaceutical Corp.                                                               1,500          28
* Allscripts Healthcare Solutions, Inc.                                                            3,570          28
* Dyax Corp.                                                                                       2,379          28
* GenVec, Inc.                                                                                     9,030          28
* Accelrys Inc.                                                                                    2,797          28
* Laserscope                                                                                       1,000          28
* Molina Healthcare Inc.                                                                             700          27
* Trimeris, Inc.                                                                                   1,826          26
* Air Methods Corp.                                                                                3,041          26
* Antigenics, Inc.                                                                                 3,021          26
* Bone Care International, Inc.                                                                    1,093          26
* Eyetech Pharmaceuticals Inc.                                                                       594          25
* PRAECIS Pharmaceuticals Inc.                                                                     6,704          25
  Analogic Corp.                                                                                     600          25
  West Pharmaceutical Services, Inc.                                                                 600          25
* Superior Consultant Holdings Corp.                                                               4,112          25
* Immunomedics Inc.                                                                                5,002          24
* BioLase Technology, Inc.                                                                         1,800          24
* VistaCare, Inc.                                                                                  1,300          24
* MedQuist, Inc.                                                                                   2,003          24
  Datascope Corp.                                                                                    600          24
* Ciphergen Biosystems, Inc.                                                                       3,206          23
* Chattem, Inc.                                                                                      800          23
* Nanogen, Inc.                                                                                    3,386          23
* Matria Healthcare, Inc.                                                                            904          23
* Rochester Medical Corp.                                                                          2,716          22
* SciClone Pharmaceuticals, Inc.                                                                   4,366          22
* LabOne, Inc.                                                                                       700          22
* Nuvelo, Inc.                                                                                     2,308          22
* Gene Logic Inc.                                                                                  5,467          22
* Inverness Medical Innovations, Inc.                                                              1,007          22
* Third Wave Technologies                                                                          4,741          21
* Corixa Corp.                                                                                     4,497          21
* Alcide Corp.                                                                                     1,009          21
* Illumina, Inc.                                                                                   3,276          21
* Aclara Biosciences, Inc.                                                                         4,614          21
* Able Laboratories, Inc.                                                                          1,000          21
* XOMA Ltd.                                                                                        4,538          20
* Conceptus, Inc.                                                                                  1,800          20
* Medical Action Industries Inc.                                                                   1,100          20
* Penwest Pharmaceuticals Co.                                                                      1,563          20
* Lifecore Biomedical Inc.                                                                         3,233          20
* Exactech, Inc.                                                                                     900          20
* Bradley Pharmaceuticals, Inc.                                                                      700          20
* SONUS Pharmaceuticals, Inc.                                                                      4,183          19
* Vivus, Inc.                                                                                      5,306          19
* Embrex, Inc.                                                                                     1,419          19
* Theragenics Corp.                                                                                4,093          19
* Nastech Pharmaceutical Co., Inc.                                                                 1,785          18
* Progenics Pharmaceuticals, Inc.                                                                  1,070          18

30

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Trover Solutions, Inc.                                                                           2,600   $      18
* Neurogen Corp.                                                                                   2,387          18
* Advanced Magnetics, Inc.                                                                         1,173          18
* IVAX Diagnostics, Inc.                                                                           2,766          18
* Geron Corp.                                                                                      2,138          17
* ARIAD Pharmaceuticals, Inc.                                                                      2,300          17
* Savient Pharmaceuticals Inc.                                                                     6,883          17
* ICU Medical, Inc.                                                                                  500          17
  Landauer, Inc.                                                                                     375          17
* Sangamo BioSciences, Inc.                                                                        2,740          16
* InKine Pharmaceutical Co., Inc.                                                                  4,225          16
* Spectranetics Corp.                                                                              2,779          16
* Durect Corp.                                                                                     4,425          15
* Novavax, Inc.                                                                                    2,847          15
* Harvard Bioscience, Inc.                                                                         3,410          15
* Curative Health Services, Inc.                                                                   1,739          15
* Neogen Corp.                                                                                       875          15
* Pozen Inc.                                                                                       2,165          15
* EPIX Medical, Inc.                                                                                 700          15
* Oscient Pharmaceuticals                                                                          2,887          15
* HMS Holdings Corp.                                                                               2,468          15
* Genta Inc.                                                                                       5,819          15
* Curis, Inc.                                                                                      3,275          14
* Hollis-Eden Pharmaceuticals, Inc.                                                                1,200          14
* BioSphere Medical Inc.                                                                           4,500          14
* CYTOGEN Corp.                                                                                      879          14
* VitalWorks Inc.                                                                                  3,890          13
* Genaissance Pharmaceuticals, Inc.                                                                3,100          13
* Lipid Sciences, Inc.                                                                             2,862          13
* Curon Medical Inc.                                                                               7,226          12
* CryoLife Inc.                                                                                    2,226          12
* NMT Medical, Inc.                                                                                3,100          12
* Axonyx Inc.                                                                                      2,200          12
* Oxigene, Inc.                                                                                    1,815          11
* SRI/Surgical Express, Inc.                                                                       1,677          11
* AP Pharma Inc.                                                                                   3,352          11
* Merit Medical Systems, Inc.                                                                        700          11
* Tapestry Pharmaceuticals Inc.                                                                    6,104          11
* aaiPharma Inc.                                                                                   2,000          11
* Vical, Inc.                                                                                      1,846          11
* Novoste Corp.                                                                                    3,865          11
* Emisphere Technologies, Inc.                                                                     2,550          10
* Caliper Life Sciences, Inc.                                                                      2,209          10
* Sonic Innovations, Inc.                                                                          1,778          10
* Cytokinetics, Inc.                                                                                 671          10
* Aphton Corp.                                                                                     2,490          10
* Insmed Inc.                                                                                      4,380          10
* Hi-Tech Pharmacal Co., Inc.                                                                        600          10
* Chronimed Inc.                                                                                   1,200          10
* Allied Healthcare International Inc.                                                             1,980          10
* Cypress Bioscience, Inc.                                                                           700          10
* Abaxis, Inc.                                                                                       500           9
* La Jolla Pharmaceutical Co.                                                                      3,848           9
* Large Scale Biology Corp.                                                                        6,609           9
* Titan Pharmaceuticals, Inc.                                                                      3,367           9
* Symbion, Inc.                                                                                      500           9
* NeoPharm, Inc.                                                                                     814           8
* Microvision, Inc.                                                                                1,000           8
* Kendle International Inc.                                                                        1,075           8
* Corgentech Inc.                                                                                    500           8
* Iridex Corp.                                                                                     1,100           8
* Pharmacopeia Drug Discovery                                                                      1,398           8
* Orchid Biosciences, Inc.                                                                         1,004           8
* Discovery Laboratories, Inc.                                                                       800           8
  Psychemedics Corp.                                                                                 725           8
* V.I. Technologies, Inc.                                                                          6,546           7
* Tercica, Inc.                                                                                      800           7
* Kosan Biosciences, Inc.                                                                            800           6
* Neurobiological Technologies, Inc.                                                               1,600           6
* Rita Medical Systems, Inc.                                                                       1,400           6
* Targeted Genetics Corp.                                                                          3,721           6
* MacroChem Corp.                                                                                  3,800           6
* Seattle Genetics, Inc.                                                                             800           6
* Carrington Labs Inc.                                                                             1,246           6
* EntreMed, Inc.                                                                                   2,738           6
* Virologic, Inc.                                                                                  2,205           5
* Proxymed Pharmacy, Inc.                                                                            320           5
* Sequenom, Inc.                                                                                   3,558           5
* Columbia Laboratories Inc.                                                                       1,500           5
* Orphan Medical, Inc.                                                                               500           5
* Aradigm Corp.                                                                                    5,575           5
* Collagenex Pharmaceuticals, Inc.                                                                   500           5
* Cerus Corp.                                                                                      1,842           4
* Aksys, Ltd.                                                                                        737           4
* Northfield Laboratories, Inc.                                                                      300           4
* Ista Pharmaceuticals Inc.                                                                          398           4
* Alteon, Inc.                                                                                     3,513           4
* ViroPharma Inc.                                                                                  2,238           4
* Lanvision Systems, Inc.                                                                          1,425           4
* Transgenomic, Inc.                                                                               2,841           4
* Cortex Pharmaceuticals, Inc.                                                                     1,300           3
* GTC Biotherapeutics, Inc.                                                                        2,100           3
* Synovis Life Technologies, Inc.                                                                    300           3
* Continucare Corp.                                                                                1,581           3
* Five Star Quality Care, Inc.                                                                       668           3
* Interpharm Holdings, Inc.                                                                          739           3
* Santarus Inc.                                                                                      196           3
* Renovis, Inc.                                                                                      300           3
* Paradigm Genetics, Inc.                                                                          3,296           3

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Repligen Corp.                                                                                   1,000   $       2
* Cardima, Inc.                                                                                    4,715           2
* PharmaNetics, Inc.                                                                               5,064           2
* Applied Imaging Corp.                                                                            2,500           2
* Matritech Inc.                                                                                   1,700           2
* Biopure Corp.                                                                                    3,100           2
* Aastrom Biosciences, Inc.                                                                        2,400           2
* GTx, Inc.                                                                                          200           2
* Avigen, Inc.                                                                                       604           2
* Osteotech, Inc.                                                                                    300           2
* Bioject Medical Technologies Inc.                                                                1,000           2
* Animas Corp.                                                                                       100           2
* IntraBiotics Pharmaceuticals, Inc.                                                                 470           2
* SIGA Technologies, Inc.                                                                          1,265           2
* eXegenics Inc.                                                                                   2,293           2
* Myogen, Inc.                                                                                       200           2
  Wellcare Group Inc.                                                                                100           2
* The Immune Response Corp.                                                                          981           1
* Valentis, Inc.                                                                                     165           1
* Epimmune Inc.                                                                                      643           1
* IGI, Inc.                                                                                          418           1
* Lynx Therapeutics, Inc.                                                                            408           1
* Corcept Therapeutics Inc.                                                                          107           1
* HealthAxis, Inc.                                                                                   225           1
* Barrier Therapeutics Inc.                                                                          100           1
* Precision Optics Corp., Inc.                                                                       391          --
* Pure Bioscience                                                                                    571          --

                                                                                                           ---------
                                                                                                             135,553
                                                                                                           ---------
INTEGRATED OILS (3.6%)
  ExxonMobil Corp.                                                                               496,715      22,059
  ChevronTexaco Corp.                                                                             81,238       7,645
  ConocoPhillips Co.                                                                              52,086       3,974
  Occidental Petroleum Corp.                                                                      29,706       1,438
  Marathon Oil Corp.                                                                              26,143         989
  Unocal Corp.                                                                                    19,839         754
  Amerada Hess Corp.                                                                               6,882         545
  Murphy Oil Corp.                                                                                 7,014         517
  Hugoton Royalty Trust                                                                            3,800          87
* KCS Energy, Inc.                                                                                 5,533          74
* Giant Industries, Inc.                                                                           2,210          49
* Delta Petroleum Corp.                                                                            3,500          47
* NewMarket Corp.                                                                                  1,463          31
* GMX Resources Inc.                                                                               3,450          27
                                                                                                           ---------
                                                                                                              38,236
                                                                                                           ---------
OTHER ENERGY (2.6%)
  Schlumberger Ltd.                                                                                 44,882     2,850
  Devon Energy Corp.                                                                                18,115     1,196
  Anadarko Petroleum Corp.                                                                          19,222     1,126
  Burlington Resources, Inc.                                                                        30,236     1,094
  Apache Corp.                                                                                      24,860     1,083
  Halliburton Co.                                                                                   33,550     1,015
  Baker Hughes, Inc.                                                                                25,598       964
  Valero Energy Corp.                                                                               10,009       738
* Transocean Inc.                                                                                   24,531       710
  Kerr-McGee Corp.                                                                                  11,391       612
  XTO Energy, Inc.                                                                                  19,607       584
* BJ Services Co.                                                                                   12,162       558
  EOG Resources, Inc.                                                                                8,817       526
* Nabors Industries, Inc.                                                                           11,258       509
  GlobalSantaFe Corp.                                                                               17,874       474
  Williams Cos., Inc.                                                                               39,518       470
* Weatherford International Ltd.                                                                    10,086       454
* Smith International, Inc.                                                                          7,976       445
* Noble Corp.                                                                                       10,337       392
  El Paso Corp.                                                                                     48,859       385
  Sunoco, Inc.                                                                                       5,973       380
  ENSCO International, Inc.                                                                         11,457       333
  Pioneer Natural Resources Co.                                                                      9,182       322
  Chesapeake Energy Corp.                                                                           18,005       265
  Peabody Energy Corp.                                                                               4,684       262
  Texas Genco Holdings, Inc.                                                                         5,674       256
  Equitable Resources, Inc.                                                                          4,738       245
  CONSOL Energy, Inc.                                                                                6,804       245
  Pogo Producing Co.                                                                                 4,921       243
* Reliant Energy, Inc.                                                                              22,445       243
* Newfield Exploration Co.                                                                           4,323       241
* Premcor, Inc.                                                                                      6,300       236
  Diamond Offshore Drilling, Inc.                                                                    9,874       235
  Noble Energy, Inc.                                                                                 4,329       221
* Ultra Petroleum Corp.                                                                              5,678       212
  Patterson-UTI Energy, Inc.                                                                         6,323       211
* National-Oilwell, Inc.                                                                             6,499       205
* Cooper Cameron Corp.                                                                               4,144       202
* Rowan Cos., Inc.                                                                                   7,863       191
* NRG Energy                                                                                         7,591       188
* Pride International, Inc.                                                                         10,288       176
* Grant Prideco, Inc.                                                                                9,532       176
  Massey Energy Co.                                                                                  5,791       163
* Varco International, Inc.                                                                          7,409       162
  Patina Oil & Gas Corp.                                                                             5,350       160
* FMC Technologies Inc.                                                                              5,123       148
  Arch Coal, Inc.                                                                                    4,011       147
* Tesoro Petroleum Corp.                                                                             5,000       138
* Calpine Corp.                                                                                     31,345       135
* Evergreen Resources, Inc.                                                                          3,326       134
* Quicksilver Resources, Inc.                                                                        1,894       127
* Houston Exploration Co.                                                                            2,382       123
* Dynegy, Inc.                                                                                      28,866       123
* Forest Oil Corp.                                                                                   4,080       111
  Vintage Petroleum, Inc.                                                                            6,431       109
* Unit Corp.                                                                                         3,452       109
  Cabot Oil & Gas Corp.                                                                              2,462       104

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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Plains Exploration & Production Co.                                                                5,655 $     104
* Spinnaker Exploration Co.                                                                          2,576       101
  Helmerich & Payne, Inc.                                                                            3,776        99
  St. Mary Land & Exploration Co.                                                                    2,710        97
* Cimarex Energy Co.                                                                                 3,192        96
* Key Energy Services, Inc.                                                                         10,156        96
* Stone Energy Corp.                                                                                 2,041        93
* Encore Acquisition Co.                                                                             3,315        92
* Denbury Resources, Inc.                                                                            4,200        88
* Oceaneering International, Inc.                                                                    2,499        86
* Cal Dive International, Inc.                                                                       2,818        85
  CARBO Ceramics Inc.                                                                                1,190        81
* Magnum Hunter Resources Inc.                                                                       7,780        81
* Swift Energy Co.                                                                                   3,391        75
  Range Resources Corp.                                                                              5,100        74
  Frontier Oil Corp.                                                                                 3,476        74
* Seacor Holdings INC                                                                                1,659        73
* Universal Compression Holdings, Inc.                                                               2,362        72
* Hanover Compressor Co.                                                                             6,075        72
  Holly Corp.                                                                                        1,918        72
* Comstock Resources, Inc.                                                                           3,665        71
  Berry Petroleum Class A                                                                            2,385        70
* Remington Oil & Gas Corp.                                                                          2,958        70
  Penn Virginia Corp.                                                                                1,912        69
* Enbridge Energy Management LLC                                                                     1,600        68
* Plug Power, Inc.                                                                                   8,936        67
* Global Industries Ltd.                                                                            11,658        67
* Veritas DGC Inc.                                                                                   2,845        66
* Grey Wolf, Inc.                                                                                   15,529        66
* Atwood Oceanics, Inc.                                                                              1,554        65
  RPC Inc.                                                                                           4,091        65
* Energy Partners, Ltd.                                                                              4,208        64
* Newpark Resources, Inc.                                                                           10,383        64
* TETRA Technologies, Inc.                                                                           2,335        63
* Input/Output, Inc.                                                                                 7,542        63
* Superior Energy Services, Inc.                                                                     6,200        62
* Prima Energy Corp.                                                                                 1,558        62
  Resource America, Inc.                                                                             2,534        60
* Whiting Petroleum Corp.                                                                            2,217        56
* Petroleum Development Corp.                                                                        2,000        55
* Harvest Natural Resources, Inc.                                                                    3,500        52
* Plains Resources Inc.                                                                              2,927        50
* W-H Energy Services, Inc.                                                                          2,487        49
* Brigham Exploration Co.                                                                            5,300        49
* ATP Oil & Gas Corp.                                                                                6,200        48
* Syntroleum Corp.                                                                                   6,873        45
* McMoRan Exploration Co.                                                                            2,795        44
* Dril-Quip, Inc.                                                                                    2,328        44
* TransMontaigne Inc.                                                                                8,059        43
* Parker Drilling Co.                                                                               11,063        42
* PetroQuest Energy, Inc.                                                                            9,400        40
* Hydrill Co.                                                                                        1,200        38
* The Meridian Resource Corp.                                                                        5,349        37
* FuelCell Energy, Inc.                                                                              3,060        36
* Oil States International, Inc.                                                                     2,300        35
* Parallel Petroleum Corp.                                                                           6,000        30
* Double Eagle Petroleum Co.                                                                         2,171        30
* Callon Petroleum Co.                                                                               1,966        28
* Prime Energy Corp.                                                                                 1,426        26
  Gulf Island Fabrication, Inc.                                                                      1,148        25
* The Exploration Co.of Delaware, Inc.                                                               6,500        25
* KFX, Inc.                                                                                          3,200        24
* Todco                                                                                              1,300        20
* Beta Oil & Gas Inc.                                                                                2,900        19
* Toreador Resources Corp.                                                                           2,315        17
* Capstone Turbine Corp.                                                                             7,214        16
* Clayton Williams Energy, Inc.                                                                        647        15
* Goodrich Petroleum Corp.                                                                           1,400        12
* Royale Energy, Inc.                                                                                  775        11
* Torch Offshore, Inc.                                                                               3,600        10
* Harken Energy Corp.                                                                               19,883        10
* Global Power Equipment Group Inc.                                                                  1,215        10
* Magellan Petroleum Corp.                                                                           5,434         7
* Abraxas Petroleum Corp.                                                                            3,800         6
* Westmoreland Coal Co.                                                                                300         6
* Horizon Offshore, Inc.                                                                             4,889         5
* U.S. Energy Systems, Inc.                                                                          4,134         4
* Infinity, Inc.                                                                                       800         3
* FX Energy, Inc.                                                                                      200         2
* Wilshire Enterprises, Inc.                                                                           190         1
* ICO, Inc.                                                                                            357         1
                                                                                                            --------
                                                                                                              27,485
                                                                                                           ---------
MATERIALS & Processing (4.0%)
  E.I. du Pont de Nemours & Co.                                                                   76,463       3,396
  Dow Chemical Co.                                                                                71,374       2,905
  Alcoa Inc.                                                                                      66,589       2,199
  International Paper Co.                                                                         36,789       1,644
  Newmont Mining Corp (Holding Co.)                                                               30,735       1,191
  Weyerhaeuser Co.                                                                                17,023       1,074
  Masco Corp.                                                                                     33,423       1,042
  Praxair, Inc.                                                                                   24,882         993
  Air Products & Chemicals, Inc.                                                                  17,401         913
  Archer-Daniels-Midland Co.                                                                      49,693         834
  PPG Industries, Inc.                                                                            13,074         817
  Monsanto Co.                                                                                    20,336         783
  Georgia Pacific Group                                                                           19,483         720

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Rohm & Haas Co.                                                                                 17,053   $      709
* American Standard Cos., Inc.                                                                    16,606         669
  Ecolab, Inc.                                                                                    19,700         624
* Phelps Dodge Corp.                                                                               7,177         556
  Avery Dennison Corp.                                                                             8,405         538
  Sherwin-Williams Co.                                                                            11,174         464
  Nucor Corp.                                                                                      6,000         461
  MeadWestvaco Corp.                                                                              15,373         452
  Freeport-McMoRan Copper & Gold, Inc. Class B                                                    13,586         450
  Smurfit-Stone Container Corp.                                                                   18,871         376
  Vulcan Materials Co.                                                                             7,768         369
* Sealed Air Corp.                                                                                 6,525         348
  Ball Corp.                                                                                       4,358         314
  Sigma-Aldrich Corp.                                                                              5,267         314
  Engelhard Corp.                                                                                  9,560         309
  Bunge Ltd.                                                                                       7,900         308
  United States Steel Corp.                                                                        8,687         305
  Fluor Corp.                                                                                      6,299         300
* Pactiv Corp.                                                                                    11,973         299
  Temple-Inland Inc.                                                                               4,174         289
  Ashland, Inc.                                                                                    5,277         279
* Energizer Holdings, Inc.                                                                         6,189         279
  Eastman Chemical Co.                                                                             5,922         274
  Precision Castparts Corp.                                                                        4,951         271
  Boise Cascade Corp.                                                                              6,717         253
  Lyondell Chemical Co.                                                                           13,515         235
  Bemis Co., Inc.                                                                                  8,104         229
  The St. Joe Co.                                                                                  5,762         229
  Lafarge North America Inc.                                                                       5,236         227
* International Steel Group, Inc.                                                                  7,500         223
  Forest City Enterprise Class A                                                                   3,753         199
  Valspar Corp.                                                                                    3,908         197
  Packaging Corp. of America                                                                       8,024         192
  Louisiana-Pacific Corp.                                                                          8,054         190
  Cabot Corp.                                                                                      4,680         190
  Sonoco Products Co.                                                                              7,419         189
* Owens-Illinois, Inc.                                                                            11,257         189
  The Timken Co.                                                                                   6,772         179
  Bowater Inc.                                                                                     4,276         178
* Glamis Gold, Ltd.                                                                                9,900         174
  Martin Marietta Materials, Inc.                                                                  3,836         170
* Jacobs Engineering Group Inc.                                                                    4,298         169
* Scotts Co.                                                                                       2,514         161
  Harsco Corp.                                                                                     3,138         147
  Cytec Industries, Inc.                                                                           3,123         142
  Lubrizol Corp.                                                                                   3,870         142
  Florida Rock Industries, Inc.                                                                    3,342         141
  Worthington Industries, Inc.                                                                     6,684         137
  Corn Products International, Inc.                                                                2,879         134
  RPM International, Inc.                                                                          8,809         134
  Airgas, Inc.                                                                                     5,524         132
  Hughes Supply, Inc.                                                                              2,235         132
  Southern Peru Copper Corp.                                                                       3,053         126
  York International Corp.                                                                         3,055         125
* Crown Holdings, Inc.                                                                            12,372         123
  AptarGroup Inc.                                                                                  2,747         120
* FMC Corp.                                                                                        2,735         118
  IMC Global Inc.                                                                                  8,630         116
  Allegheny Technologies Inc.                                                                      6,136         111
* Steel Dynamics, Inc.                                                                             3,755         108
  Great Lakes Chemical Corp.                                                                       3,964         107
  Simpson Manufacturing Co.                                                                        1,900         107
* Hercules, Inc.                                                                                   8,590         105
  Valhi, Inc.                                                                                      9,126         104
  Albemarle Corp.                                                                                  3,246         103
* Dycom Industries, Inc.                                                                           3,656         102
  Reliance Steel & Aluminum Co.                                                                    2,500         101
* Stillwater Mining Co.                                                                            6,686         100
* Meridian Gold Co.                                                                                7,732         100
  Texas Industries, Inc.                                                                           2,341          96
  Mueller Industries Inc.                                                                          2,652          95
* Longview Fibre Co.                                                                               6,400          94
* URS Corp.                                                                                        3,409          93
  Potlatch Corp.                                                                                   2,237          93
  Brady Corp. Class A                                                                              2,020          93
  Olin Corp.                                                                                       5,151          91
* OM Group, Inc.                                                                                   2,720          90
  Acuity Brands, Inc.                                                                              3,311          89
  Georgia Gulf Corp.                                                                               2,491          89
  Minerals Technologies, Inc.                                                                      1,537          89
* Rogers Corp.                                                                                     1,255          88
  Clarcor Inc.                                                                                     1,894          87
  Lennox International Inc.                                                                        4,784          87
  Greif Inc. Class A                                                                               2,019          85
  Kaydon Corp.                                                                                     2,757          85
  Albany International Corp.                                                                       2,500          84
* Millennium Chemicals, Inc.                                                                       4,840          84
* Symyx Technologies, Inc.                                                                         3,468          84
  Ferro Corp.                                                                                      3,107          83
  LNR Property Corp.                                                                               1,518          82
* Maverick Tube Corp.                                                                              3,082          81
  Spartech Corp.                                                                                   3,108          81
* NCI Building Systems, Inc.                                                                       2,460          80
  Silgan Holdings, Inc.                                                                            1,986          80
  Carpenter Technology Corp.                                                                       2,340          80
  USEC Inc.                                                                                        8,955          79
  Commercial Metals Co.                                                                            2,354          76
  MacDermid, Inc.                                                                                  2,244          76
  Kronos Worldwide, Inc.                                                                           2,200          75
* Armor Holdings, Inc.                                                                             2,200          75
  Watsco, Inc.                                                                                     2,653          74

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Wausau-Mosinee Paper Corp.                                                                       4,286   $      74
* GrafTech International Ltd.                                                                      6,942          73
* WCI Communities, Inc.                                                                            3,250          73
  Glatfelter                                                                                       5,139          72
  H.B. Fuller Co.                                                                                  2,546          72
* Lone Star Technologies, Inc.                                                                     2,616          72
* Graphic Packaging Corp.                                                                          8,200          71
  Tredegar Corp.                                                                                   4,344          70
  Arch Chemicals, Inc.                                                                             2,388          69
  A. Schulman Inc.                                                                                 3,174          68
  Brookfield Homes Corp.                                                                           2,600          68
* Coeur d'Alene Mines Corp.                                                                       16,261          66
* Oregon Steel Mills, Inc.                                                                         4,488          66
* Tejon Ranch Co.                                                                                  1,877          65
  AMCOL International Corp.                                                                        3,408          65
  Delta & Pine Land Co.                                                                            2,913          64
* PolyOne Corp.                                                                                    8,571          64
* Buckeye Technology, Inc.                                                                         5,499          63
  Crompton Corp.                                                                                   9,725          61
  NL Industries, Inc.                                                                              4,088          59
  Ryerson Tull, Inc.                                                                               3,730          59
  Granite Construction Co.                                                                         3,233          59
* Cabot Microelectronics Corp.                                                                     1,921          59
  Chesapeake Corp. of Virginia                                                                     2,187          58
* USG Corp.                                                                                        3,299          58
  Cambrex Corp.                                                                                    2,289          58
* Hexcel Corp.                                                                                     4,979          58
* Century Aluminum Co.                                                                             2,290          57
* Quanta Services, Inc.                                                                            9,079          56
* Trammell Crow Co.                                                                                3,872          55
* Jacuzzi Brands, Inc.                                                                             6,753          54
* Caraustar Industries, Inc.                                                                       3,795          54
  ElkCorp                                                                                          2,210          53
* EMCOR Group, Inc.                                                                                1,200          53
  Barnes Group, Inc.                                                                               1,809          52
* AK Steel Corp.                                                                                   9,745          51
* Avatar Holding, Inc.                                                                             1,234          51
* Insituform Technologies Inc.Class A                                                              3,150          51
  Eagle Materials, Inc. B Shares                                                                     725          50
* Hecla Mining Co.                                                                                 8,792          50
  Myers Industries, Inc.                                                                           3,513          50
  Eagle Materials, Inc.                                                                              697          50
* Shaw Group, Inc.                                                                                 4,862          49
* Encore Wire Corp.                                                                                1,783          49
  Rock-Tenn Co.                                                                                    2,900          49
* Interface, Inc.                                                                                  5,627          49
* Trex Co., Inc.                                                                                   1,200          45
  Schnitzer Steel Industries, Inc.
                                      Class A                                                      1,275          43
* Mobile Mini, Inc.                                                                                1,523          43
* Titanium Metals Corp.                                                                              461          43
* Omnova Solutions Inc.                                                                            6,933          42
* Material Sciences Corp.                                                                          3,688          39
  Quanex Corp.                                                                                       800          39
* Terra Industries, Inc.                                                                           6,769          38
* A.M. Castle & Co.                                                                                3,520          38
  CIRCOR International, Inc.                                                                       1,846          38
  Apogee Enterprises, Inc.                                                                         3,608          38
* Zoltek Cos., Inc.                                                                                4,979          36
  Oil-Dri Corp. of America                                                                         2,123          35
* Integrated Electrical Services, Inc.                                                             4,211          34
* AAON, Inc.                                                                                       1,650          33
  The Standard Register Co.                                                                        2,700          32
* Lydall, Inc.                                                                                     3,277          32
* NS Group Inc.                                                                                    1,926          32
* Maxxam Inc.                                                                                      1,190          32
  Penford Corp.                                                                                    1,785          31
  Ampco-Pittsburgh Corp.                                                                           2,429          31
* Griffon Corp.                                                                                    1,400          31
* Northwest Pipe Co.                                                                               1,751          31
* CompX International Inc.                                                                         1,929          29
* Energy Conversion Devices, Inc.                                                                  2,557          29
* Griffin Land & Nurseries, Inc.                                                                   1,126          29
* Stratus Properties Inc.                                                                          2,199          28
* Cleveland-Cliffs Inc.                                                                              500          28
  Wellman, Inc.                                                                                    3,463          28
  Valmont Industries, Inc.                                                                         1,200          27
  LSI Industries Inc.                                                                              2,257          26
* Synalloy Corp.                                                                                   2,538          26
* Huttig Building Products, Inc.                                                                   3,365          26
* Ceradyne, Inc.                                                                                     700          25
  Royal Gold, Inc.                                                                                 1,700          24
  Aceto Corp.                                                                                      1,350          24
  Calgon Carbon Corp.                                                                              3,497          23
  Gibraltar Steel                                                                                    700          23
* W.R. Grace & Co.                                                                                 3,562          22
  Steel Technologies, Inc.                                                                         1,000          22
  Consolidated-Tomoka Land Co.                                                                       580          22
  Alico, Inc.                                                                                        532          21
  WD-40 Co.                                                                                          700          21
* Comfort Systems USA, Inc.                                                                        3,106          20
* Valence Technology Inc.                                                                          5,663          19
* Unifi, Inc.                                                                                      6,614          19
* Acmat Corp. Class A                                                                              1,503          19
  Stepan Co.                                                                                         680          18
* Anthony & Sylvan Pools Corp.                                                                     3,845          16
  Compass Minerals International                                                                     800          16
  Deltic Timber Corp.                                                                                400          15
* Tarragon Realty Investors Inc. REIT                                                              1,000          15
  Quaker Chemical Corp.                                                                              524          14

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Layne Christensen Co.                                                                              856   $      14
  Universal Forest Products, Inc.                                                                    400          13
* Juno Lighting, Inc.                                                                                361          13
  Intermet Corp.                                                                                   2,894          12
* Zapata Corp.                                                                                       200          12
* Foamex International, Inc.                                                                       2,519          12
* Medis Technology Ltd.                                                                              700          11
* TransPro Inc.                                                                                    1,789          10
* U.S. Energy Corp.                                                                                3,571           9
  Ameron International Corp.                                                                         240           8
* Drew Industries, Inc.                                                                              200           8
* Perini Corp.                                                                                       700           7
* Infrasource Services Inc.                                                                          600           7
* Lesco, Inc.                                                                                        500           7
* Wellsford Real Properties Inc.                                                                     426           7
  Penn Engineering & Manufacturing Corp.                                                             300           6
* Eden Bioscience Corp.                                                                            7,422           6
  Ennis Business Forms, Inc.                                                                         300           6
  Anchor Glass Container Corp.                                                                       400           5
* Liquidmetal Technologies Inc.                                                                    2,600           4
* U.S. Concrete, Inc.                                                                                500           4
* Baker (Michael) Corp.                                                                              200           3
* Nonophase Technologies Corp.                                                                       300           2
* Webco Industries, Inc.                                                                             577           2
* American Real
                                      Estate Partners, LP                                            100           2
* Impreso, Inc.                                                                                      800           2
* EarthShell Corp.                                                                                   938           2
* Badger Paper Mills, Inc.                                                                           238           1
* Advanced Environmental Recycling Technologies, Inc.                                                600           1
* WHX Corp.                                                                                          222          --
* BMC Industries, Inc.                                                                             4,603          --
* Cone Mills Corp.                                                                                 2,187          --
                                                                                                           ---------
                                                                                                              42,129
                                                                                                           ---------
PRODUCER DURABLES (4.5%)
  United Technologies Corp.                                                                       39,086       3,576
  The Boeing Co.                                                                                  63,973       3,268
* Applied Materials, Inc.                                                                        128,040       2,512
  Illinois Tool Works, Inc.                                                                       23,656       2,268
  Caterpillar, Inc.                                                                               26,154       2,078
  Emerson Electric Co.                                                                            32,334       2,055
  Lockheed Martin Corp.                                                                           34,054       1,774
  Northrop Grumman Corp.                                                                          27,352       1,469
  Deere & Co.                                                                                     18,880       1,324
  Danaher Corp.                                                                                   23,496       1,218
* Agilent Technologies, Inc.                                                                      36,798       1,077
* Lexmark International, Inc.                                                                      9,854         951
  Ingersoll-Rand Co.                                                                              13,451         919
* Xerox Corp.                                                                                     60,903         883
  Pitney Bowes, Inc.                                                                              17,896         792
* KLA-Tencor Corp.                                                                                15,050         743
  Dover Corp.                                                                                     15,563         655
  Parker Hannifin Corp.                                                                            9,061         539
  Lennar Corp. Class A                                                                            11,860         530
  D. R. Horton, Inc.                                                                              17,794         505
  Pulte Homes, Inc.                                                                                9,624         501
  Molex, Inc.                                                                                     14,593         468
  Rockwell Collins, Inc.                                                                          13,629         454
* Waters Corp.                                                                                     9,329         446
  Centex Corp.                                                                                     9,432         432
  Cooper Industries, Inc. Class A                                                                  7,185         427
  W.W. Grainger, Inc.                                                                              7,007         403
* Thermo Electron Corp.                                                                           12,464         383
* Novellus Systems, Inc.                                                                          11,634         366
* Teradyne, Inc.                                                                                  14,585         331
  American Power Conversion Corp.                                                                 15,078         296
  Diebold, Inc.                                                                                    5,520         292
  Goodrich Corp.                                                                                   8,950         289
* LAM Research Corp.                                                                              10,148         272
* American Tower Corp. Class A                                                                    17,139         261
  Pentair, Inc.                                                                                    7,574         255
  Pall Corp.                                                                                       9,691         254
  KB HOME                                                                                          3,619         248
* Crown Castle International Corp.                                                                16,761         247
* Andrew Corp.                                                                                    12,126         243
* NVR, Inc.                                                                                          500         242
* Toll Brothers, Inc.                                                                              5,596         237
  Tektronix, Inc.                                                                                  6,467         220
  Hubbell Inc. Class B                                                                             4,580         214
  Cummins Inc.                                                                                     3,265         204
  Donaldson Co., Inc.                                                                              6,656         195
  HNI Corp                                                                                         4,515         191
* Alliant Techsystems, Inc.                                                                        2,903         184
* Polycom, Inc.                                                                                    7,493         168
  Graco, Inc.                                                                                      5,286         164
  Roper Industries Inc.                                                                            2,828         161
* Hovnanian Enterprises Inc.Class A                                                                4,632         161
  MDC Holdings, Inc.                                                                               2,509         160
  Herman Miller, Inc.                                                                              5,509         159
  Ametek, Inc.                                                                                     5,158         159
  Briggs & Stratton Corp.                                                                          1,708         151
  Ryland Group, Inc.                                                                               1,900         149
* Plantronics, Inc.                                                                                3,440         145
  Crane Co.                                                                                        4,488         141
* United Defense Industries Inc.                                                                   4,000         140
* AGCO Corp.                                                                                       6,795         138
  Cognex Corp.                                                                                     3,394         131
  Standard Pacific Corp.                                                                           2,638         130

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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  Kennametal, Inc.                                                                                 2,827   $     129
* Terex Corp.                                                                                      3,770         129
  IDEX Corp.                                                                                       3,715         128
  Thomas & Betts Corp.                                                                             4,557         124
  Nordson Corp.                                                                                    2,695         117
  Joy Global Inc.                                                                                  3,900         117
  Engineered Support Systems, Inc.                                                                 1,900         111
  Beazer Homes USA, Inc.                                                                           1,100         110
  Lincoln Electric Holdings, Inc.                                                                  3,222         110
* Varian Semiconductor Equipment Associates, Inc.                                                  2,804         108
* Flowserve Corp.                                                                                  4,304         107
* Cymer, Inc.                                                                                      2,794         105
* Axcelis Technologies, Inc.                                                                       7,674          95
* Electro Scientific Industries, Inc.                                                              3,259          92
* Dionex Corp.                                                                                     1,672          92
* Actuant Corp.                                                                                    2,352          92
  Mine Safety Appliances Co.                                                                       2,716          92
* Rayovac Corp.                                                                                    3,238          91
* MKS Instruments, Inc.                                                                            3,983          91
* CUNO Inc.                                                                                        1,660          89
  The Manitowoc Co., Inc.                                                                          2,555          86
* FEI Co.                                                                                          3,565          85
* William Lyon Homes, Inc.                                                                           914          84
* Interdigital Communications Corp.                                                                4,382          82
* Esterline Technologies Corp.                                                                     2,774          82
* ATMI, Inc.                                                                                       2,993          82
* Credence Systems Corp.                                                                           5,887          81
  Technical Olympic USA, Inc.                                                                      3,526          79
  NACCO Industries, Inc. Class A                                                                     824          78
  A.O. Smith Corp.                                                                                 2,400          76
* Littelfuse, Inc.                                                                                 1,782          76
* Technitrol, Inc.                                                                                 3,443          75
  Franklin Electric, Inc.                                                                          1,956          74
* Meritage Corp.                                                                                   1,066          73
  Woodward Governor Co.                                                                            1,000          72
  Baldor Electric Co.                                                                              3,061          71
  Federal Signal Corp.                                                                             3,758          70
* Taser International Inc.                                                                         1,600          69
* Power-One, Inc.                                                                                  6,265          69
* Mykrolis Corp.                                                                                   3,881          68
* Photronics Inc.                                                                                  3,560          67
* Brooks Automation, Inc.                                                                          3,332          67
  Regal-Beloit Corp.                                                                               2,927          65
* Entegris Inc.                                                                                    5,613          65
  Stewart & Stevenson Services, Inc.                                                               3,513          63
  Tecumseh Products Co. Class A                                                                    1,512          62
* LTX Corp.                                                                                        5,744          62
* Orbital Sciences Corp.                                                                           4,451          61
* Kulicke & Soffa Industries, Inc.                                                                 5,595          61
  Watts Water Technologies, Inc.                                                                   2,238          60
* Photon Dynamics, Inc.                                                                            1,713          60
  Curtiss-Wright Corp. Class B                                                                     1,094          59
* Powerwave Technologies, Inc.                                                                     7,639          59
  JLG Industries, Inc.                                                                             4,196          58
* Ionics, Inc.                                                                                     2,050          58
  Helix Technology Corp.                                                                           2,701          58
* Paxar Corp.                                                                                      2,900          57
  Belden, Inc.                                                                                     2,633          56
  C & D Technologies, Inc.                                                                         3,149          56
* Cable Design Technologies Corp.                                                                  5,292          56
  Kimball International, Inc. Class B                                                              3,691          54
  MTS Systems Corp.                                                                                2,300          54
* Moog Inc.                                                                                        1,450          54
  CTS Corp.                                                                                        4,421          53
* Kadant Inc.                                                                                      2,272          53
* FARO Technologies, Inc.                                                                          2,032          52
* Headwaters Inc.                                                                                  2,000          52
* Teledyne Technologies, Inc.                                                                      2,582          52
* Itron, Inc.                                                                                      2,253          52
* Gardner Denver Inc.                                                                              1,847          52
* Vicor Corp.                                                                                      2,786          51
* Mattson Technology, Inc.                                                                         4,200          50
* Arris Group Inc.                                                                                 8,355          50
  Steelcase Inc.                                                                                   3,510          49
* Symmetricom Inc.                                                                                 5,419          48
* Imagistics International Inc.                                                                    1,347          48
* Audiovox Corp.                                                                                   2,790          47
* Palm Harbor Homes, Inc.                                                                          2,645          47
* General Cable Corp.                                                                              5,352          46
* Magnatek, Inc.                                                                                   5,390          45
* Genlyte Group, Inc.                                                                                700          44
* DuPont Photomasks, Inc.                                                                          2,152          44
* Presstek, Inc.                                                                                   4,073          43
* Veeco Instruments, Inc.                                                                          1,654          43
* Champion Enterprises, Inc.                                                                       4,638          43
* Artesyn Technologies, Inc.                                                                       4,685          42
* General Binding Corp.                                                                            2,685          42
* Triumph Group, Inc.                                                                              1,300          42
* Advanced Energy Industries, Inc.                                                                 2,587          41
* Ultratech, Inc.                                                                                  2,448          40
  Lindsay Manufacturing Co.                                                                        1,642          39
  Alamo Group, Inc.                                                                                2,394          38
* EnPro Industries, Inc.                                                                           1,650          38
  X-Rite Inc.                                                                                      2,435          35
* C-COR Electronics, Inc.                                                                          3,345          34
* Axsys Technologies, Inc.                                                                         1,536          34
* SBA Communications Corp.                                                                         7,477          33
* Zygo Corp.                                                                                       2,931          33
* ESCO Technologies Inc.                                                                             600          32
  HEICO Corp.                                                                                      1,623          30

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  M/I Homes, Inc.                                                                                    700   $      28
* MTC Technologies, Inc.                                                                           1,100          28
* AZZ Inc.                                                                                         1,865          28
* Levitt Corp. Class A                                                                             1,075          28
  Thomas Industries, Inc.                                                                            800          27
* Blount International, Inc.                                                                       2,084          27
* Virco Manufacturing Corp.                                                                        3,740          26
  United Industrial Corp.                                                                          1,100          26
* California Amplifier, Inc.                                                                       3,600          25
  Met-Pro Corp.                                                                                    1,673          25
  Applied Industrial Technology, Inc.                                                                800          24
* BE Aerospace, Inc.                                                                               3,140          24
  Tech/Ops Sevcon, Inc.                                                                            4,019          24
  Curtiss-Wright Corp.                                                                               416          23
* Paragon Technologies, Inc.                                                                       2,370          23
  SpectraLink Corp.                                                                                1,500          22
* Aetrium, Inc.                                                                                    3,024          22
  The Middleby Corp.                                                                                 400          22
  Standex International Corp.                                                                        800          22
* Strategic Diagnostics Inc.                                                                       5,050          21
* Lancer Corp.                                                                                     3,372          21
* Asyst Technologies, Inc.                                                                         2,038          21
* Baldwin Technology Class A                                                                       5,881          21
* FSI International, Inc.                                                                          2,666          21
* Mastec Inc.                                                                                      3,811          21
* Proxim Corp. Class A                                                                            17,225          20
* Milacron Inc.                                                                                    5,055          20
* Catalytica Energy Systems, Inc.                                                                  7,012          20
* Terayon Communications Systems, Inc.                                                             8,314          19
* Ducommun, Inc.                                                                                     800          17
* Tollgrade Communications, Inc.                                                                   1,609          17
  Gorman-Rupp Co.                                                                                    612          17
* Fairchild Corp.                                                                                  3,873          17
* Park-Ohio Holdings Corp.                                                                         1,316          16
  Paul Mueller Co.                                                                                   488          15
* Sonic Solutions, Inc.                                                                              700          15
* BTU International, Inc.                                                                          2,880          15
* Arotech Corp.                                                                                    6,122          13
* Distributed Energy Systems Corp.                                                                 4,650          13
* Therma-Wave Inc.                                                                                 2,443          12
* Active Power, Inc.                                                                               3,664          12
  BHA Group Holdings Inc.                                                                            300          11
* Cavalier Homes, Inc.                                                                             2,095          11
* EMCORE Corp.                                                                                     3,364          11
  Applied Signal Technology, Inc.                                                                    300          11
  Keithley Instruments Inc.                                                                          465          10
* Cavco Industries, Inc.                                                                             248          10
* Perceptron, Inc.                                                                                 1,378          10
* Electroglas, Inc.                                                                                1,784          10
* The Allied Defense Group, Inc.                                                                     500           9
  Tennant Co.                                                                                        200           8
* DDi Corp.                                                                                        1,000           8
  Skyline Corp.                                                                                      200           8
* Somera Communications, Inc.                                                                      5,038           8
  Cohu, Inc.                                                                                         400           8
* Astec Industries, Inc.                                                                             400           8
* Darling International, Inc.                                                                      1,756           7
  Astro-Med, Inc.                                                                                    718           7
* Capital Pacific Holdings, Inc.                                                                   1,789           7
  Robbins & Myers, Inc.                                                                              300           7
* Global Payment Tech Inc.                                                                         1,783           7
* Katy Industries, Inc.                                                                            1,331           7
  Cascade Corp.                                                                                      200           6
* Genus, Inc.                                                                                      1,700           6
* Applied Films Corp.                                                                                200           6
* LMI Aerospace, Inc.                                                                              4,197           5
* Summa Industries                                                                                   500           5
* American Superconductor Corp.                                                                      400           5
* Peco II, Inc.                                                                                    6,467           5
* Applied Innovation Inc.                                                                          1,262           5
* TRC Cos., Inc.                                                                                     300           5
* SatCon Technology Corp.                                                                          1,860           5
* Duratek, Inc.                                                                                      300           5
* Bell Industries, Inc.                                                                            1,505           5
* Optical Cable Corp.                                                                                800           4
* Flanders Corp.                                                                                     500           4
  HEICO Corp. Class A                                                                                296           4
* Versar Inc.                                                                                        800           4
* Copper Mountain Networks, Inc.                                                                     255           3
  Woodhead Industries, Inc.                                                                          200           3
* Teleglobe International Holdings Ltd.                                                              576           3
* American Access Technologies Inc.                                                                1,753           3
* Team, Inc.                                                                                         173           3
* Tut Systems, Inc.                                                                                  783           2
* Airnet Communications Corp.                                                                      3,283           2
* Nanometrics Inc.                                                                                   200           2
* Allied Motion Technologies, Inc.                                                                   301           1
* Serrento Networks Corp.                                                                            335           1
* UQM Technologies, Inc.                                                                             400           1
* ZEVEX International, Inc.                                                                          306           1
* General Bearing Corp.                                                                              196           1
* RF Monolithics, Inc.                                                                                73           1
* Andrea Radio Corp.                                                                               3,118          --
* DT Industries, Inc.                                                                              1,000          --
                                                                                                             -------
                                                                                                              47,745
                                                                                                             -------
TECHNOLOGY (14.1%)
  Microsoft Corp.                                                                                819,886      23,416
  Intel Corp.                                                                                    491,284      13,559
* Cisco Systems, Inc.                                                                            513,557      12,171

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
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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
  International Business  Machines Corp.                                                         127,932   $  11,277
* Dell Inc.                                                                                      192,860       6,908
  Hewlett-Packard Co.                                                                            232,595       4,908
* Oracle Corp.                                                                                   395,883       4,723
  QUALCOMM Inc.                                                                                   61,720       4,504
  Motorola, Inc.                                                                                 178,453       3,257
  Texas Instruments, Inc.                                                                        131,489       3,179
* EMC Corp.                                                                                      185,313       2,113
  General Dynamics Corp.                                                                          15,200       1,509
* Corning, Inc.                                                                                  104,609       1,366
  Analog Devices, Inc.                                                                            28,603       1,347
  Maxim Integrated Products, Inc.                                                                 24,478       1,283
  Computer Associates International, Inc.                                                         44,343       1,244
* Lucent Technologies, Inc.                                                                      326,430       1,234
  Raytheon Co.                                                                                    31,864       1,140
* Broadcom Corp.                                                                                  23,727       1,110
* Sun Microsystems, Inc.                                                                         252,060       1,094
* Symantec Corp.                                                                                  23,796       1,042
* Juniper Networks, Inc.                                                                          39,663         975
* Apple Computer, Inc.                                                                            29,028         945
  Linear Technology Corp.                                                                         23,922         944
* Veritas Software Corp.                                                                          32,739         907
  Xilinx, Inc.                                                                                    26,368         878
  Adobe Systems, Inc.                                                                             18,247         848
* Micron Technology, Inc.                                                                         46,692         715
  Electronic Data Systems Corp.                                                                   36,906         707
* Computer Sciences Corp.                                                                         14,389         668
* Altera Corp.                                                                                    29,006         645
* National Semiconductor Corp.                                                                    27,324         601
* Intuit, Inc.                                                                                    15,191         586
* Network Appliance, Inc.                                                                         26,465         570
  L-3 Communications Holdings, Inc.                                                                8,141         544
  Rockwell Automation, Inc.                                                                       14,329         537
* PeopleSoft, Inc.                                                                                28,755         532
* Avaya Inc.                                                                                      33,615         531
* Affiliated Computer Services, Inc. Class A                                                       9,840         521
  Microchip Technology, Inc.                                                                      15,887         501
  Seagate Technology                                                                              34,400         496
* Solectron Corp.                                                                                 73,181         473
* Advanced Micro Devices, Inc.                                                                    26,592         423
* JDS Uniphase Corp.                                                                             110,345         418
* Siebel Systems, Inc.                                                                            38,294         409
  Scientific-Atlanta, Inc.                                                                        11,632         401
* Jabil Circuit, Inc.                                                                             15,288         385
  Autodesk, Inc.                                                                                   8,634         370
* Sanmina-SCI Corp.                                                                               39,878         363
* NCR Corp.                                                                                        7,246         359
* Mercury Interactive Corp.                                                                        7,074         352
* Unisys Corp.                                                                                    25,225         350
  Applera Corp.-  Applied Biosystems Group                                                        15,759         343
* Synopsys, Inc.                                                                                  11,760         334
* Red Hat, Inc.                                                                                   13,970         321
* BMC Software, Inc.                                                                              17,161         317
* Zebra Technologies Corp. Class A                                                                 3,564         310
* Cadence Design Systems, Inc.                                                                    20,879         305
* Comverse Technology, Inc.                                                                       14,704         293
* Tellabs, Inc.                                                                                   31,872         279
* PanAmSat Corp.                                                                                  11,450         266
* SanDisk Corp.                                                                                   12,252         266
* Citrix Systems, Inc.                                                                            13,046         266
  Symbol Technologies, Inc.                                                                       17,603         259
* NVIDIA Corp.                                                                                    12,602         258
  Harris Corp.                                                                                     5,057         257
* Ceridian Corp.                                                                                  11,322         255
* BEA Systems, Inc.                                                                               30,793         253
* UTStarcom, Inc.                                                                                  8,258         250
* Cognizant Technology Solutions Corp.                                                             9,676         246
* Storage Technology Corp.                                                                         8,458         245
* Novell, Inc.                                                                                    29,080         244
* Arrow Electronics, Inc.                                                                          8,551         229
  Intersil Corp.                                                                                  10,536         228
* Vishay Intertechnology, Inc.                                                                    12,172         226
* Amphenol Corp.                                                                                   6,720         224
* Network Associates, Inc.                                                                        12,298         223
* LSI Logic Corp.                                                                                 28,949         221
* Agere Systems Inc. Class B                                                                     102,499         220
* Atmel Corp.                                                                                     35,933         213
* Avnet, Inc.                                                                                      9,226         209
* International Rectifier Corp.                                                                    5,020         208
  ADTRAN Inc.                                                                                      6,050         202
* Compuware Corp.                                                                                 29,426         194
  PerkinElmer, Inc.                                                                                9,599         192
* QLogic Corp.                                                                                     7,178         191
  AVX Corp.                                                                                       13,160         190
  National Instruments Corp.                                                                       5,965         183
* 3Com Corp.                                                                                      29,215         183
* Silicon Laboratories Inc.                                                                        3,901         181
* ADC Telecommunications, Inc.                                                                    61,565         175
* Ingram Micro, Inc. Class A                                                                      11,523         167
* Akamai Technologies, Inc.                                                                        9,182         165
  Acxiom Corp.                                                                                     6,548         163
* CIENA Corp.                                                                                     43,048         160
* SpectraSite, Inc.                                                                                3,700         160
* MEMC Electronic Materials, Inc.                                                                 15,791         156
* Conexant Systems, Inc.                                                                          34,846         151
* Integrated Circuit Systems, Inc.                                                                 5,444         148

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
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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Fairchild Semiconductor International, Inc.                                                      8,974   $     147
* Foundry Networks, Inc.                                                                          10,301         145
* FLIR Systems, Inc.                                                                               2,520         138
* Advanced Fibre Communications, Inc.                                                              6,787         137
* Rambus Inc.                                                                                      7,694         137
* Western Digital Corp.                                                                           15,733         136
* Semtech Corp.                                                                                    5,632         133
* Avocent Corp.                                                                                    3,584         132
* BearingPoint, Inc.                                                                              14,806         131
* Cree, Inc.                                                                                       5,605         130
* Cypress Semiconductor Corp.                                                                      9,188         130
* Sybase, Inc.                                                                                     7,227         130
* Gateway, Inc.                                                                                   28,579         129
* Hyperion Solutions Corp.                                                                         2,923         128
* TIBCO Software Inc.                                                                             14,995         127
* Macromedia, Inc.                                                                                 5,137         126
* Avid Technology, Inc.                                                                            2,309         126
* Applied Micro Circuits Corp.                                                                    23,399         124
* Maxtor Corp.                                                                                    18,700         124
* PalmOne, Inc.                                                                                    3,494         121
* Gartner, Inc. Class A                                                                            9,100         120
  Reynolds & Reynolds Class A                                                                      5,100         118
* Electronics for Imaging, Inc.                                                                    4,170         118
* Brocade Communications Systems, Inc.                                                            19,664         118
  Imation Corp.                                                                                    2,733         116
* Siliconix, Inc.                                                                                  2,304         114
* Varian, Inc.                                                                                     2,711         114
* Perot Systems Corp.                                                                              8,395         111
* Integrated Device Technology Inc.                                                                7,960         110
* Trimble Navigation Ltd.                                                                          3,946         110
* Amkor Technology, Inc.                                                                          13,207         108
* AMIS Holdings Inc.                                                                               6,300         107
* RF Micro Devices, Inc.                                                                          14,112         106
* Parametric Technology Corp.                                                                     20,716         104
* Silicon Image, Inc.                                                                              7,742         102
* Skyworks Solutions, Inc.                                                                        11,558         101
* Coherent, Inc.                                                                                   3,357         100
* Microsemi Corp.                                                                                  7,000          99
* Verint Systems Inc.                                                                              2,900          99
* ON Semiconductor Corp.                                                                          19,310          97
* CommScope, Inc.                                                                                  4,512          97
* Wind River Systems Inc.                                                                          8,095          95
  Anixter International Inc.                                                                       2,786          95
* Macrovision Corp.                                                                                3,764          94
* Quest Software, Inc.                                                                             7,280          94
* RSA Security Inc.                                                                                4,550          93
* FileNET Corp.                                                                                    2,930          93
* UNOVA, Inc.                                                                                      4,526          92
* Intergraph Corp.                                                                                 3,523          91
* Emulex Corp.                                                                                     6,330          91
* Sycamore Networks, Inc.                                                                         21,328          90
* CACI International, Inc.                                                                         2,200          89
* Benchmark Electronics, Inc.                                                                      3,050          89
* Sonus Networks, Inc.                                                                            18,508          88
* Micrel, Inc.                                                                                     7,192          87
* Anteon International Corp.                                                                       2,660          87
* CSG Systems International, Inc.                                                                  4,189          87
* Openwave Systems Inc.                                                                            6,694          85
* RealNetworks, Inc.                                                                              12,416          85
* Tekelec                                                                                          4,633          84
* Aspect Communications Corp.                                                                      5,902          84
* The Titan Corp.                                                                                  6,403          83
* InVision Technologies, Inc.                                                                      1,664          83
* Manhattan Associates, Inc.                                                                       2,684          83
  Black Box Corp.                                                                                  1,753          83
* KEMET Corp.                                                                                      6,710          82
* Mentor Graphics Corp.                                                                            5,275          82
* Transaction Systems Architects, Inc.                                                             3,710          80
* Vitesse Semiconductor Corp.                                                                     16,264          79
* Aeroflex, Inc.                                                                                   5,536          79
* FormFactor Inc.                                                                                  3,500          79
* Digital River, Inc.                                                                              2,404          78
* SafeNet, Inc.                                                                                    2,823          78
* Sapient Corp.                                                                                   12,787          77
* Ascential Software Corp.                                                                         4,694          75
* Websense, Inc.                                                                                   2,000          74
* Silicon Storage Technology, Inc.                                                                 7,150          74
* Epicor Software Corp.                                                                            5,197          73
* Opsware, Inc.                                                                                    9,072          72
* Adaptec, Inc.                                                                                    8,464          72
* Keane, Inc.                                                                                      5,197          71
* F5 Networks, Inc.                                                                                2,678          71
* Newport Corp.                                                                                    4,356          70
* WebEx Communications, Inc.                                                                       3,229          70
* Pixelworks, Inc.                                                                                 4,556          70
* Digitas Inc.                                                                                     6,238          69
* Dendrite International, Inc.                                                                     3,681          68
* Artisan Components, Inc.                                                                         2,636          68
* SonicWALL, Inc.                                                                                  7,891          68
* OmniVision Technologies, Inc.                                                                    4,200          67
* DSP Group Inc.                                                                                   2,453          67
* Intermagnetics General Corp.                                                                     1,960          67
* SERENA Software, Inc.                                                                            3,463          66
* Progress Software Corp.                                                                          2,991          65
* Exar Corp.                                                                                       4,377          64
* Internet Security Systems, Inc.                                                                  4,172          64
  EDO Corp.                                                                                        2,640          64
* Magma Design Automation, Inc.                                                                    3,300          63

40

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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* ANSYS, Inc.                                                                                      1,344   $      63
* NetIQ Corp.                                                                                      4,779          63
* ViaSat, Inc.                                                                                     2,500          62
* Lattice Semiconductor Corp.                                                                      8,845          62
* Power Integrations, Inc.                                                                         2,475          62
* Zoran Corp.                                                                                      3,285          60
* Borland Software Corp.                                                                           7,021          60
* Cirrus Logic                                                                                     9,805          59
* Ciber, Inc.                                                                                      7,113          58
* Agere Systems Inc. Class A                                                                      24,959          57
* Ulticom, Inc.                                                                                    4,897          57
  Cubic Corp.                                                                                      2,724          57
* TriQuint Semiconductor, Inc.                                                                    10,426          57
* ChipPAC, Inc.                                                                                    9,068          57
* Checkpoint Systems, Inc.                                                                         3,110          56
* Informatica Corp.                                                                                7,308          56
* j2 Global Communications, Inc.                                                                   1,996          55
* ESS Technology, Inc.                                                                             5,175          55
* Altiris, Inc.                                                                                    2,000          55
* SRA International, Inc.                                                                          1,300          55
* Quantum Corp.                                                                                   17,735          55
* Ditech Communications Corp.                                                                      2,329          54
* SigmaTel Inc.                                                                                    1,856          54
* Ixia                                                                                             5,467          54
* Tyler Technologies, Inc.                                                                         5,666          54
  Bel Fuse, Inc. Class A                                                                           1,477          53
* Corvis Corp.                                                                                    37,565          53
* Inet Technologies, Inc.                                                                          4,212          53
* MICROS Systems, Inc.                                                                             1,094          52
* Echelon Corp.                                                                                    4,549          51
  Syntel, Inc.                                                                                     3,063          51
* Extreme Networks, Inc.                                                                           9,124          50
* Vignette Corp.                                                                                  29,966          50
* Harmonic, Inc.                                                                                   5,833          50
* Hutchinson Technology, Inc.                                                                      2,016          50
  Agilysys, Inc.                                                                                   3,591          50
* DRS Technologies, Inc.                                                                           1,544          49
* Integrated Silicon Solution, Inc.                                                                4,033          49
* MRO Software Inc.                                                                                3,596          49
* Sykes Enterprises, Inc.                                                                          6,471          49
* Advanced Digital Information Corp.                                                               5,031          49
* Infonet Services Corp.                                                                          27,586          48
* McDATA Corp. Class A                                                                             8,973          48
* Mercury Computer Systems, Inc.                                                                   1,921          48
* webMethods, Inc.                                                                                 5,497          47
* SeaChange International, Inc.                                                                    2,765          47
* Embarcadero Technologies, Inc.                                                                   3,748          46
* Packeteer, Inc.                                                                                  2,854          46
* MIPS Technologies, Inc.                                                                          7,483          46
* Keynote Systems Inc.                                                                             3,329          46
* Micromuse Inc.                                                                                   6,747          45
* Agile Software Corp.                                                                             5,155          45
* Plexus Corp.                                                                                     3,274          44
* Interwoven Inc.                                                                                  4,379          44
* EMS Technologies, Inc.                                                                           2,231          43
* TTM Technologies, Inc.                                                                           3,634          43
* I.D. Systems, Inc.                                                                               2,818          42
* FalconStor Software, Inc.                                                                        5,418          42
* Ariba, Inc.                                                                                     21,121          42
  Talx Corp.                                                                                       1,700          42
* The TriZetto Group, Inc.                                                                         6,192          41
* Secure Computing Corp.                                                                           3,540          41
* SupportSoft, Inc.                                                                                4,741          41
* JDA Software Group, Inc.                                                                         3,088          41
* OPNET Technologies, Inc.                                                                         3,104          41
* Mapics Inc.                                                                                      3,848          41
* Entrust, Inc.                                                                                    8,998          40
  Inter-Tel, Inc.                                                                                  1,614          40
* Lexar Media, Inc.                                                                                6,023          40
* InFocus Corp.                                                                                    4,671          40
* eCollege.com Inc.                                                                                2,475          40
* Pinnacle Systems, Inc.                                                                           5,519          39
* Hifn, Inc.                                                                                       3,266          39
* Covansys Corp.                                                                                   3,740          39
* Remec, Inc.                                                                                      6,030          38
* Mindspeed Technologies, Inc.                                                                     7,618          38
* Carrier Access Corp.                                                                             3,154          38
  Methode Electronics, Inc. Class A                                                                2,893          38
* MatrixOne, Inc.                                                                                  5,418          37
* IXYS Corp.                                                                                       4,747          37
* Lawson Software Inc.                                                                             5,200          37
* SPSS, Inc.                                                                                       2,031          36
* Cray Inc.                                                                                        5,500          36
* Interactive Intelligence Inc.                                                                    6,083          36
* Pericom Semiconductor Corp.                                                                      3,380          36
* MicroStrategy Inc.                                                                                 843          36
* ScanSource, Inc.                                                                                   600          36
* Finisar Corp.                                                                                   17,994          36
* Group 1 Software, Inc.                                                                           1,536          35
* Enterasys Networks, Inc.                                                                        16,652          35
  Iomega Corp.                                                                                     6,288          35
* Bottomline Technologies, Inc.                                                                    3,300          35
* Netegrity, Inc.                                                                                  3,997          34
* Identix, Inc.                                                                                    4,513          34
* Transmeta Corp.                                                                                 15,389          34
* Pegasystems Inc.                                                                                 3,788          33
* PLX Technology, Inc.                                                                             1,900          33
* Blue Coat Systems, Inc.                                                                            978          33
* Novatel Wireless, Inc.                                                                           1,231          33
* Kopin Corp.                                                                                      6,294          32

                                                                              41
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
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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Safeguard Scientifics, Inc.                                                                     13,946   $      32
* Extended Systems Inc.                                                                            6,414          32
* E.piphany Inc.                                                                                   6,636          32
* Anaren, Inc.                                                                                     1,960          32
* NMS Communications Corp.                                                                         4,321          32
* SeeBeyond Technology Corp.                                                                       8,403          32
* Answerthink Consulting Group, Inc.                                                               5,511          32
* Xicor, Inc.                                                                                      2,030          31
* InterVoice, Inc.                                                                                 2,669          31
* Alliance Semiconductor Corp.                                                                     5,110          30
* PEC Solutions, Inc.                                                                              2,500          30
* Zix Corp.                                                                                        3,704          29
* Retek Inc.                                                                                       4,775          29
* Tessera Technologies, Inc.                                                                       1,624          29
* PC-Tel, Inc.                                                                                     2,475          29
* Stratex Networks, Inc.                                                                           9,762          29
* Aether Systems, Inc.                                                                             8,337          29
* Avanex Corp.                                                                                     7,346          29
* Gerber Scientific, Inc.                                                                          4,036          28
* Clarus Corp.                                                                                     2,461          28
* Sirenza Microdevices, Inc.                                                                       6,774          28
* MSC Software Corp.                                                                               3,100          28
* Aspen Technologies, Inc.                                                                         3,811          28
* WatchGuard Technologies, Inc.                                                                    3,827          28
* TippingPoint Technologies Inc.                                                                   1,079          27
* Equinix, Inc.                                                                                      802          27
* SCM Microsystems, Inc.                                                                           4,186          27
* Jupitermedia Corp.                                                                               1,906          27
* Universal Display Corp.                                                                          2,500          27
* QAD Inc.                                                                                         2,499          27
* Radiant Systems, Inc.                                                                            5,607          26
* LCC International, Inc. Class A                                                                  5,363          26
* Manugistics Group, Inc.                                                                          7,983          26
* Verity, Inc.                                                                                     1,918          26
* Aware, Inc.                                                                                      6,553          26
* Phoenix Technologies Ltd.                                                                        3,670          26
* Captaris Inc.                                                                                    3,923          25
* Mechanical Technology Inc.                                                                       4,184          25
* iGATE Corp.                                                                                      6,274          25
* ActivCard Corp.                                                                                  3,400          25
* Witness Systems, Inc.                                                                            2,006          24
* COMARCO, Inc.                                                                                    3,450          24
* Actel Corp.                                                                                      1,300          24
* Silicon Graphics, Inc.                                                                          10,760          24
* NETGEAR, Inc.                                                                                    2,200          24
* MRV Communications Inc.                                                                          8,615          24
* Chordiant Software, Inc.                                                                         5,093          23
* BindView Development Corp.                                                                       6,537          23
* Numerex Corp.                                                                                    4,974          23
* Dynamics Research Corp.                                                                          1,261          23
* Comtech  Telecommunications Corp.                                                                1,000          23
* Concord Communications, Inc.                                                                     1,975          23
* ManTech International Corp.                                                                      1,200          23
* Stellent Inc.                                                                                    2,632          22
* Virage Logic Corp.                                                                               2,453          22
* SiRF Technology Holdings, Inc.                                                                   1,700          22
* EPIQ Systems, Inc.                                                                               1,500          22
* NYFIX, Inc.                                                                                      4,410          22
* Herley Industries Inc.                                                                           1,102          22
* Westell Technologies, Inc.                                                                       4,201          21
* Datastream Systems, Inc.                                                                         3,299          21
* Selectica, Inc.                                                                                  4,294          20
* Actuate Software Corp.                                                                           5,144          20
* Concurrent Computer Corp.                                                                        9,854          20
* Drexler Technology Corp.                                                                         1,461          19
* Merix Corp.                                                                                      1,710          19
* TranSwitch Corp.                                                                                10,935          19
* Standard Microsystem Corp.                                                                         826          19
* Analysts International Corp.                                                                     6,206          19
* Genesis Microchip Inc.                                                                           1,366          19
* WJ Communications, Inc.                                                                          5,246          19
* Avici Systems Inc.                                                                               1,376          19
* Glenayre Technologies, Inc.                                                                      7,769          18
* PDF Solutions, Inc.                                                                              2,100          18
  Park Electrochemical Corp.                                                                         700          18
* Paradyne Networks, Inc.                                                                          3,175          17
* Oplink Communications, Inc.                                                                      9,088          17
* Digi International, Inc.                                                                         1,621          17
* PalmSource, Inc.                                                                                 1,007          17
* Net2Phone, Inc.                                                                                  3,773          17
* Telular Corp.                                                                                    2,339          17
* Verso Technologies, Inc.                                                                         9,594          17
* VA Software Corp.                                                                                6,843          17
* Netopia, Inc.                                                                                    2,531          17
* Corio, Inc.                                                                                      7,620          17
* Tumbleweed  Communications Corp.                                                                 3,880          17
* Marimba, Inc.                                                                                    1,981          16
* Bioveris Corp.                                                                                   1,914          16
* Centillium Communications, Inc.                                                                  4,148          16
* Computer Horizons Corp.                                                                          3,949          16
* Captiva Software Corp.                                                                           1,620          16
* Zhone Technologies                                                                               3,992          16
* At Road, Inc.                                                                                    2,000          15
* Roxio, Inc.                                                                                      3,088          15
* Intellisync Corp.                                                                                5,258          15
* MetaSolv, Inc.                                                                                   5,311          15
* Daktronics, Inc.                                                                                   600          15
* Atheros Communications                                                                           1,418          15
* Interlink Electronics Inc.                                                                       1,500          15

42
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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Optical Communication Products, Inc.                                                             5,929   $      14
* SYNNEX Corp.                                                                                       900          14
* Zomax Inc.                                                                                       3,737          14
* Nuance Communications Inc.                                                                       3,079          14
* Sumtotal Systems Inc.                                                                            2,141          14
* Network Equipment Technologies, Inc.                                                             1,700          14
* BroadVision, Inc.                                                                                3,249          14
* Sipex Corp.                                                                                      2,394          14
* Three-Five Systems, Inc.                                                                         2,665          14
* Mobius Management Systems, Inc.                                                                  2,203          14
* Synaptics Inc.                                                                                     700          13
* Verisity Ltd.                                                                                    2,200          13
* Ramtron International Corp.                                                                      2,886          13
  Integral Systems, Inc.                                                                             799          13
* KVH Industries, Inc.                                                                             1,000          13
* Open Solutions Inc.                                                                                500          12
* ScanSoft, Inc.                                                                                   2,521          12
* Dot Hill Systems Corp.                                                                           1,100          12
* Fargo Electronics                                                                                1,100          12
* QuickLogic Corp.                                                                                 3,495          12
* Nu Horizons Electronics Corp.                                                                    1,354          12
* RadiSys Corp.                                                                                      656          12
* NASSDA Corp.                                                                                     2,900          12
  Sunrise Telecom Inc.                                                                             4,513          12
  BEI Technologies, Inc.                                                                             400          12
  SS&C Technologies, Inc.                                                                            600          11
* Art Technology Group, Inc.                                                                       9,046          11
* Braun Consulting, Inc.                                                                           5,992          11
* Visual Networks, Inc.                                                                            3,538          11
* ImageWare Systems, Inc.                                                                          3,800          10
* Docucorp International, Inc.                                                                     1,179          10
* Computer Task Group, Inc.                                                                        2,557          10
* Excel Technology, Inc.                                                                             300          10
* Neoware Systems, Inc.                                                                            1,200          10
* Niku Corp.                                                                                         871          10
* Digital Lightwave, Inc.                                                                          5,717          10
  Lowrance Electronics, Inc.                                                                         318          10
* All American Semiconductor, Inc.                                                                 1,057          10
* Applix, Inc.                                                                                     2,208          10
* Vyyo Inc.                                                                                        1,423           9
* II-VI, Inc.                                                                                        300           9
* Inforte Corp.                                                                                      907           9
* Vitria Technology, Inc.                                                                          2,928           9
* Viewpoint Corp.                                                                                  4,486           9
* Technology Solutions Co.                                                                         7,836           8
* Wave Systems Corp.                                                                               6,508           8
  Celeritek, Inc.                                                                                  2,197           8
* SteelCloud Inc.                                                                                  3,121           8
* Lantronix, Inc.                                                                                  6,475           8
  TSR, Inc.                                                                                        1,253           8
* Tripath Technology Inc.                                                                          2,491           8
* Centra Software, Inc.                                                                            3,329           7
* Komag, Inc.                                                                                        524           7
* Merge Technologies, Inc.                                                                           500           7
* ePlus Inc.                                                                                         683           7
* Click Commerce, Inc.                                                                             1,239           7
* NetManage, Inc.                                                                                    877           7
* Ebix, Inc.                                                                                         487           7
* AuthentiDate Holding Corp.                                                                         600           7
* Internet Capital Group Inc                                                                         825           6
* Lionbridge Technologies, Inc.                                                                      800           6
* Cherokee International Corp.                                                                       533           6
* WorldGate Communications, Inc.                                                                   2,858           6
* Computer Network Technology Corp.                                                                1,000           6
* Kana Software, Inc.                                                                              2,458           6
* Omtool, Ltd.                                                                                       596           6
* ONYX Software Corp.                                                                              1,345           6
* Blue Martini Software, Inc.                                                                      1,258           6
* AXT, Inc.                                                                                        2,800           5
* Forgent Networks, Inc.                                                                           3,983           5
* TechTeam Global, Inc.                                                                              600           5
* I-many, Inc.                                                                                     4,500           5
* Loudeye Corp.                                                                                    3,369           5
* SAVVIS Communications Corp.                                                                      3,840           5
* Saba Software, Inc.                                                                              1,374           5
* Channell Commercial Corp.                                                                        1,100           5
* Intraware, Inc.                                                                                  2,604           5
* Micro Linear Corp.                                                                                 800           5
* Staktek Holdings Inc.                                                                              861           5
* Norstan, Inc.                                                                                    1,483           4
* Stratos International Inc.                                                                         802           4
* Network Engines, Inc.                                                                            1,561           4
* The SCO Group, Inc.                                                                                705           4
* VIA NET.WORKS, Inc.                                                                              5,204           4
* Crossroads Systems, Inc.                                                                         2,314           4
* Leadis Technology Inc.                                                                             300           4
* eLoyalty Corp.                                                                                     614           4
* BSQUARE Corp.                                                                                    3,786           4
* MTI Technology Corp.                                                                             2,045           4
* Stratasys, Inc.                                                                                    150           4
* Versant Corp.                                                                                    2,795           4
* PowerDsine Ltd.                                                                                    300           4
* Argonaut Technologies Inc.                                                                       2,664           4
* LightPath Technologies, Inc.Class A                                                                568           3
* Quovadx, Inc.                                                                                    2,693           3
* Concur Technologies, Inc.                                                                          300           3
* Astea International, Inc.                                                                          330           3

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
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                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* Primus Knowledge Solutions, Inc.                                                                 1,489   $       3
* Cosine Communications, Inc.                                                                        623           3
* Superconductor Technologies Inc.                                                                 2,100           3
* ACT Teleconferencing, Inc.                                                                       1,000           3
* Applied Digital Solutions, Inc.                                                                  1,000           2
* DigitalNet Holdings, Inc.                                                                          100           2
* IPIX Corp.                                                                                         143           2
* Insightful Corp.                                                                                   884           2
* Plumtree Software, Inc.                                                                            500           2
* Interland, Inc.                                                                                    655           2
* Critical Path, Inc.                                                                              1,328           2
* Ezenia!, Inc.                                                                                    2,547           2
* HEI, Inc.                                                                                          700           2
  Net Perceptions, Inc.                                                                            2,405           2
* Versata, Inc.                                                                                      832           2
* On2 Technologies, Inc.                                                                           2,193           2
* Axeda Systems Inc.                                                                               1,400           1
* GraphOn Corp.                                                                                    2,730           1
* ACE Corp.                                                                                          593           1
* Research Frontiers, Inc.                                                                           200           1
* Redback Networks Inc.                                                                              217           1
* Amtech Systems, Inc.                                                                               269           1
* Larscom Inc.                                                                                       284           1
  Dynabazaar, Inc.                                                                                 3,795           1
* NaviSite, Inc.                                                                                     293           1
* DSL.Net, Inc.                                                                                    3,371           1
* Storage Computer Corp.                                                                           2,856           1
* Artisoft, Inc.                                                                                     366           1
* The A Consulting Team, Inc.                                                                        114           1
* Ampex Corp. Class A                                                                                437           1
* Pemstar Inc.                                                                                       300           1
* GoAmerica, Inc.                                                                                    630           1
* Callidus Software Inc.                                                                             100           1
* eGain Communications Corp.                                                                         436          --
* Network-1 Security Solutions, Inc.                                                                 975          --
* Universal Access Global Holdings Inc.                                                              287          --
* Navidec, Inc.                                                                                      182          --
* NexPrise, Inc.                                                                                     106          --
* Cogent Communications Group, Inc.                                                                   65          --
* Media 100 Inc.                                                                                   1,614          --
                                                                                                           ---------
                                                                                                             148,165
                                                                                                           ---------
UTILITIES (6.2%)
  Verizon Communications Inc.                                                                    210,359       7,613
  SBC Communications Inc.                                                                        252,422       6,121
* Comcast Corp. Class A                                                                          145,568       4,080
  BellSouth Corp.                                                                                139,296       3,652
* AT&T Wireless Services Inc.                                                                    208,129       2,980
* Nextel Communications, Inc.                                                                     81,563       2,174
  Sprint Corp.                                                                                   101,512       1,787
  Exelon Corp.                                                                                    50,442       1,679
  Southern Co.                                                                                    56,402       1,644
  Dominion Resources, Inc.                                                                        24,899       1,571
  Duke Energy Corp.                                                                               69,516       1,410
* Cox Communications, Inc.Class A                                                                 45,507       1,265
  ALLTEL Corp.                                                                                    23,348       1,182
  TXU Corp.                                                                                       24,804       1,005
  Entergy Corp.                                                                                   17,506         981
  American Electric Power Co., Inc.                                                               30,249         968
  FirstEnergy Corp.                                                                               25,230         944
  FPL Group, Inc.                                                                                 14,172         906
  AT&T Corp.                                                                                      60,519         885
* PG&E Corp.                                                                                      30,357         848
  Progress Energy, Inc.                                                                           18,785         827
  Consolidated Edison Inc.                                                                        18,228         725
* Comcast Corp. Special Class A                                                                   26,044         719
  Public Service Enterprise Group, Inc.                                                           17,958         719
  Edison International                                                                            25,017         641
  PPL Corp.                                                                                       13,554         622
  Sempra Energy                                                                                   17,357         598
  Ameren Corp.                                                                                    13,880         596
  Kinder Morgan, Inc.                                                                              9,477         562
  DTE Energy Co.                                                                                  13,266         538
  Cinergy Corp.                                                                                   13,643         518
  Xcel Energy, Inc.                                                                               30,574         511
* Qwest Communications  International Inc.                                                       135,902         488
  Constellation Energy Group, Inc.                                                                12,811         486
* AES Corp.                                                                                       47,891         476
  KeySpan Corp.                                                                                   12,158         446
  NiSource, Inc.                                                                                  20,000         412
* NTL Inc.                                                                                         6,618         381
* Cablevision Systems NY Group Class A                                                            16,865         332
  CenturyTel, Inc.                                                                                11,000         330
  Telephone & Data Systems, Inc.                                                                   4,364         311
  SCANA Corp.                                                                                      8,431         307
  Wisconsin Energy Corp.                                                                           9,040         295
  Pinnacle West Capital Corp.                                                                      7,020         284
  Energy East Corp.                                                                               11,091         269
  CenterPoint Energy Inc.                                                                         23,341         268
* Citizens Communications Co.                                                                     21,717         263
* U.S. Cellular Corp.                                                                              6,542         252
  Questar Corp.                                                                                    6,296         243
  Pepco Holdings, Inc.                                                                            13,038         238
* Nextel Partners, Inc.                                                                           13,918         222
  Alliant Energy Corp.                                                                             8,430         220
  MDU Resources Group, Inc.                                                                        8,829         212

44

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                                                                                                              MARKET
                                                                                                              VALUE^
                                                                                                  Shares        (000)
------------------------------------------------------------------------------------------------------------------------
* UnitedGlobalCom Inc. Class A                                                                    28,925   $     210
  NSTAR                                                                                            4,103         196
  Northeast Utilities                                                                              9,635         188
  DPL Inc.                                                                                         9,647         187
* Western Wireless Corp. Class A                                                                   6,415         185
* Level 3 Communications, Inc.                                                                    51,833         184
  ONEOK, Inc.                                                                                      7,862         173
  Western Gas Resources, Inc.                                                                      5,314         173
  TECO Energy, Inc.                                                                               14,322         172
  Great Plains Energy, Inc.                                                                        5,691         169
  OGE Energy Corp.                                                                                 6,588         168
  Puget Energy, Inc.                                                                               7,418         163
  Hawaiian Electric Industries Inc.                                                                6,064         158
  National Fuel Gas Co.                                                                            6,236         156
* Allegheny Energy, Inc.                                                                           9,787         151
  Vectren Corp.                                                                                    5,746         144
  Aqua America, Inc.                                                                               7,113         143
  AGL Resources Inc.                                                                               4,855         141
* Kinder Morgan Management, LLC                                                                    3,721         137
  Energen Corp.                                                                                    2,732         131
  WPS Resources Corp.                                                                              2,772         128
  Westar Energy, Inc.                                                                              6,446         128
  UGI Corp. Holding Co.                                                                            3,888         125
  Piedmont Natural Gas, Inc.                                                                       2,861         122
  Peoples Energy Corp.                                                                             2,843         120
* Southern Union Co.                                                                               5,554         117
  NICOR Inc.                                                                                       3,341         113
* CMS Energy Corp.                                                                                12,266         112
  Duquesne Light Holdings, Inc.                                                                    5,786         112
  WGL Holdings Inc.                                                                                3,788         109
  Atmos Energy Corp.                                                                               4,154         106
* Southwestern Energy Co.                                                                          3,572         102
  Avista Corp.                                                                                     5,245          97
  PNM Resources Inc.                                                                               4,649          97
  UniSource Energy Corp.                                                                           3,650          91
  New Jersey Resources Corp.                                                                       2,123          88
* Cincinnati Bell Inc.                                                                            18,732          83
  Black Hills Corp.                                                                                2,612          82
* Centennial Communications Corp. Class A                                                         11,480          82
  IDACORP, Inc.                                                                                    3,000          81
* Commonwealth Telephone Enterprises, Inc.                                                         1,784          80
* Price Communications Corp.                                                                       5,162          76
  Cleco Corp.                                                                                      4,164          75
  Southwest Gas Corp.                                                                              3,016          73
  MGE Energy, Inc.                                                                                 2,221          72
* Sierra Pacific Resources                                                                         9,150          71
  CH Energy Group, Inc.                                                                            1,506          70
* PTEK Holdings, Inc.                                                                              5,968          69
  Northwest Natural Gas Co.                                                                        2,233          68
  UIL Holdings Corp.                                                                               1,379          67
  The Laclede Group, Inc.                                                                          2,300          63
  Otter Tail Corp.                                                                                 2,258          61
* Mediacom Communications Corp.                                                                    7,745          61
* Aquila, Inc.                                                                                    16,582          59
  Empire District Electric Co.                                                                     2,904          58
* El Paso Electric Co.                                                                             3,300          51
  Surewest Communications                                                                          1,600          51
  SJW Corp.                                                                                        1,383          47
* UbiquiTel Inc.                                                                                  10,558          45
  Central Vermont Public Service Corp.                                                             2,082          43
  Connecticut Water Services, Inc.                                                                 1,606          41
  Middlesex Water Co.                                                                              2,040          40
* Primus Telecommunications Group, Inc.                                                            6,670          34
* Triton PCS, Inc.                                                                                 7,286          32
* IDT Corp.                                                                                        1,658          30
  Green Mountain Power Corp.                                                                       1,099          29
* Alamosa Holdings, Inc.                                                                           3,700          27
* IDT Corp. Class B                                                                                1,458          27
* Dobson Communications Corp.                                                                      8,200          27
  South Jersey Industries, Inc.                                                                      600          26
* Hector Communications Corp.                                                                      1,219          25
* Talk America Holdings, Inc.                                                                      3,135          24
* Time Warner Telecom Inc.                                                                         5,653          24
* Global Crossing Ltd.                                                                             1,500          23
  American States Water Co.                                                                          971          23
* General Communication, Inc.                                                                      2,800          22
  NUI Corp.                                                                                        1,411          21
  Maine & Maritimes Corp.                                                                            624          20
  California Water Service Group                                                                     500          14
  Atlantic Tele-Network, Inc.                                                                        380          12
  Cascade Natural Gas Corp.                                                                          500          11
* Covista Communications, Inc.                                                                     3,805          10
  Southwest Water Co.                                                                                753           9
  D&E Communications, Inc.                                                                           629           8
  Shenandoah Telecommunications Co.                                                                  310           8
* Intrado Inc.                                                                                       500           8
* Penn Octane Corp.                                                                                3,564           7
* BayCorp Holdings, Ltd.                                                                             500           6
* Hungarian Telephoneand Cable Corp.                                                                 300           3
* Z-Tel Technologies, Inc.                                                                         1,950           3
* McLeod USA Inc.                                                                                  3,739           2
* RCN Corp.                                                                                       10,437           1
* Pac-West Telecom, Inc.                                                                           1,175           1
* FiberNet Telecom Group, Inc.                                                                        10          --
                                                                                                            --------
                                                                                                              65,288
                                                                                                            --------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
INSTITUTIONAL TOTAL STOCK                                                                                     VALUE^
MARKET INDEX FUND                                                                                 Shares        (000)
------------------------------------------------------------------------------------------------------------------------
 OTHER (4.5%)
  General Electric Co.                                                                           791,667   $  25,650
* Berkshire Hathaway Inc.Class A                                                                      87       7,739
  3M Co.                                                                                          59,582       5,363
  Honeywell International Inc.                                                                    65,267       2,391
  Fortune Brands, Inc.                                                                            11,176         843
Johnson Controls, Inc.                                                                            14,486         773
 Eaton Corp.                                                                                      11,694         757
  Textron, Inc.                                                                                   10,596         629
  ITT Industries, Inc.                                                                             7,104         590
  Brunswick Corp.                                                                                  7,273         297
  Hillenbrand Industries, Inc.                                                                     4,704         284
  SPX Corp.                                                                                        5,816         270
  Allete, Inc.                                                                                     6,638         221
  Wesco Financial Corp.                                                                              558         202
  Teleflex Inc.                                                                                    3,064         154
  Carlisle Co., Inc.                                                                               2,316         144
  Lancaster Colony Corp.                                                                           2,747         114
  Trinity Industries, Inc.                                                                         3,527         112
  GenCorp, Inc.                                                                                    5,889          79
* Global Signal, Inc.                                                                              3,400          75
  Walter Industries, Inc.                                                                          5,091          69
* McDermott International, Inc.                                                                    6,735          68
* Sequa Corp. Class A                                                                                615          36
* United Capital Corp.                                                                             1,046          18
  Raven Industries, Inc.                                                                             500          18
* Foster Wheeler Ltd.                                                                              6,755           9
* Xanser Corp.                                                                                     2,966           7
  Kaman Corp. Class A                                                                                400           6
* Adesa, Inc.                                                                                        100           2
                                                                                                           ---------
                                                                                                              46,920
                                                                                                           ---------
--------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $965,326)                                                                                           1,043,425
--------------------------------------------------------------------------------------------------------------------
                                                                                                    Face
                                                                                                  Amount
                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)(1)
--------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.05%, 7/14/2004                                                                              $1,000       1,000
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.47%, 7/1/2004                                                                                   5,749       5,749
 1.47%, 7/1/2004--Note E                                                                           3,027       3,027
--------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $9,776)                                                                                                 9,776
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
 (Cost $975,102)                                                                                           1,053,201
--------------------------------------------------------------------------------------------------------------------
                                                                                                              Market
                                                                                                              Value*
                                                                                                                (000)
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                               $   1,739
Liabilities--Note E                                                                                           (3,653)
                                                                                                          ----------
                                                                                                              (1,914)
                                                                                                           ---------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                         $1,051,287
====================================================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments,  the fund's effective common stock and temporary cash investment  positions represent
100.1% and 0.1%,  respectively,  of net assets. See Note C in Notes to Financial
Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

====================================================================================================================
AT JUNE 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------
Amount
(000)
--------------------------------------------------------------------------------------------------------------------
Paid-in Capital $1,127,254
Undistributed Net Investment Income 511
Accumulated Net Realized Losses (154,693)
Unrealized Appreciation
Investment Securities 78,099
Futures Contracts 116
--------------------------------------------------------------------------------------------------------------------
                             NET ASSETS $1,051,287
====================================================================================================================
Institutional Shares--Net Assets
Applicable to 23,409,232 outstanding $.001
par value shares of beneficial interest
(unlimited authorization) $564,114
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INSTITUTIONAL SHARES $24.10
====================================================================================================================

Institutional Plus Shares--Net Assets
Applicable to 20,215,464 outstanding $.001
par value shares of beneficial interest
(unlimited authorization) $487,173
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INSTITUTIONAL PLUS SHARES $24.10
====================================================================================================================
See Note C in Notes to Financial  Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                       INSTITUTIONAL TOTAL STOCK
                                                               MARKET INDEX FUND

                                                  Six Months Ended June 30, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                                              $ 7,712
 Interest                                                                    30
 Security Lending                                                            35
--------------------------------------------------------------------------------
      Total Income                                                        7,777
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Management and Administrative
   Institutional Shares                                                     166
   Institutional Plus Shares                                                 60
--------------------------------------------------------------------------------
Total Expenses                                                              226
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     7,551
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                                 847
 Futures Contracts                                                          404
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  1,251
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                   32,631
 Futures Contracts                                                          (86)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         32,545
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $41,347
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.
--------------------------------------------------------------------------------
                                                       INSTITUTIONAL TOTAL STOCK
                                                               MARKET INDEX FUND
                                               ---------------------------------
                                             Six Months                     Year
                                                  Ended                    Ended
                                          June 30, 2004            Dec. 31, 2003
                                                  (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                          $ 7,551                $ 15,679
 Realized Net Gain (Loss)                         1,251                 (34,979)
 Change in Unrealized Appreciation
   (Depreciation)                                32,545                 287,848
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                    41,347                 268,548
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Institutional Shares                           (3,696)                 (5,582)
  Institutional Plus Shares                      (3,321)                (10,097)
Realized Capital Gain
  Institutional Shares                              --                       --
  Institutional Plus Shares                         --                       --
--------------------------------------------------------------------------------
  Total Distributions                            (7,017)                (15,679)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note F
  Institutional Shares                          (17,697)                230,314
  Institutional Plus Shares                      (7,590)               (366,054)
--------------------------------------------------------------------------------
     Net Increase (Decrease) from
      Capital Share Transactions                (25,287)               (135,740)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                       9,043                 117,129
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                          1,042,244                 925,115
--------------------------------------------------------------------------------
 End of Period                               $1,051,287              $1,042,244
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED         YEAR ENDED     AUG. 31* TO
                                                           JUNE 30,        DECEMBER 31,       DEC. 31,
                                                                       --------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004        2003        2002       2001

------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $23.33      $18.00      $23.10     $22.72
------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                          .17         .33         .32       .098
 Net Realized and Unrealized Gain (Loss) on Investments         .76        5.33       (5.10)      .421
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              .93        5.66       (4.78)      .519
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.16)       (.33)       (.32)     (.139)
  Distributions from Realized Capital Gains                      --          --          --         --
------------------------------------------------------------------------------------------------------
   Total Distributions                                         (.16)       (.33)       (.32)     (.139)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $24.10      $23.33      $18.00     $23 10
=======================================================================================================
Total Return                                                   4.00%      31.70%    -20.77%      2.33%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                           $564        $563        $245       $358
Ratio of Total Expenses to Average Net Assets               0.06%**       0.06%       0.06%    0.06%**
Ratio of Net Investment Income to Average Net Assets        1.44%**       1.62%       1.45%    1.33%**
Portfolio Turnover Rate                                        8%**         11%          9%        15%
========================================================================================================
*Inception.
**Annualized.


INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL PLUS SHARES
------------------------------------------------------------------------------------------------------
                                                   Six Months Ended         Year Ended      May 31* to
                                                           June 30,         December 31,      Dec. 31,
                                                                        -------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004        2003        2002       2001
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $23.33      $18.00      $23.10     $25.00
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                         .175        .337        .327       .151
 Net Realized and Unrealized Gain (Loss) on Investments        .759       5.330      (5.100)    (1.900)
 Total from Investment Operations                              .934       5.667      (4.773)    (1.749)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                         (.164)      (.337)      (.327)     (.151)
 Distributions from Realized Capital Gains                       --          --          --         --
------------------------------------------------------------------------------------------------------
  Total Distributions                                         (.164)      (.337)      (.327)     (.151)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $24.10      $23.33      $18.00     $23.10
=======================================================================================================
TOTAL RETURN                                                   4.02%      31.74%    -20.74%     -6.96%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                          $487        $479        $680     $1,189
 Ratio of Total Expenses to Average Net Assets             0.025%**      0.025%      0.025%   0.025%**
 Ratio of Net Investment Income to Average Net Assets       1.48%**       1.64%       1.48%    1.36%**
 Portfolio Turnover Rate                                       8%**         11%          9%        15%
=======================================================================================================
*Inception.
**Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $200 million and $500 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund or, for shareholder services, each class of shares. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2003, the fund had available realized losses of $155,692,000 to offset future net capital gains of $4,981,000 through December 31, 2009, $99,548,000 through December 31, 2010, $44,357,000 through December 31, 2011, and $6,806,000 through December 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2004, net unrealized appreciation of investment securities for tax purposes was $78,099,000, consisting of unrealized gains of $190,595,000 on securities that had risen in value since their purchase and $112,496,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2004, the aggregate settlement value of open futures contracts expiring in September 2004 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                         (000)
                                          --------------------------------------
                                            Aggregate                Unrealized
                              Number of     Settlement             Appreciation
Futures Contracts        Long Contracts          Value            (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index                        23         $6,557                      $47
Russell 2000 Index                    4          1,185                       48
S&P MidCap 400 Index                  3            912                       21
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended June 30, 2004, the fund purchased $42,504,000 of investment securities and sold $67,489,000 of investment securities, other than temporary cash investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------
E. The market value of securities on loan to broker/dealers at June 30, 2004, was $2,587,000, for which the fund held cash collateral of $3,027,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.
F. Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------------------------
                                                Six Months Ended               Year Ended
                                                  June 30, 2004             December 31, 2003
                                         --------------------------   -------------------------
                                                  Amount     Shares         Amount      Shares
-------------------------------------------------------------------------------------------------
                                                    (000)      (000)          (000)       (000)
-------------------------------------------------------------------------------------------------
Institutional Shares
 Issued                                          $47,834      2,020       $290,822      13,540
 Issued in Lieu of Cash Distributions              2,736        116          4,901         235
 Redeemed                                        (68,267)    (2,863)       (65,409)     (3,260)
                                                --------------------------------------------------
  Net Increase (Decrease)--Institutional Shares  (17,697)      (727)       230,314      10,515
                                                --------------------------------------------------
Institutional Plus Shares
 Issued                                            1,157         48         53,910       2,434
 Issued in Lieu of Cash Distributions                290         12          1,781          90
 Redeemed                                         (9,037)      (378)      (421,745)    (19,760)
                                                --------------------------------------------------
  Net Increase (Decrease)--Institutional
    Plus Shares                                   (7,590)      (318)      (366,054)    (17,236)
-------------------------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

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54

--------------------------------------------------------------------------------
CAPITALIZE ON YOUR IRA
--------------------------------------------------------------------------------
Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier
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REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs,
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If you have questions about your IRA, want to transfer an IRA from another
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or fund your IRA on our website and have a confirmation in your hand within
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

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the       Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief          The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,    served by The Vanguard Group.
                     and Trustee
                     (131)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT          TRUSTEES
CHARLES D. ELLIS     Trustee               The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (131)                 to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee               Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (131)                 Chairman (January-September 1999), and Vice President (prior to
December 2001                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems (commu-
                                           nications components); Board Member of the American Chemistry
                                           Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee               Vice President, Chief Information Officer, and Member of the
HEISEN               (131)                 Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                     consumer products); Director of the University Medical Center at
July 1998                                  Princeton and Women's Research and Education Institute.
------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee               Chemical Bank Chairman's Professor of Economics, Princeton
(1932)               (129)                 University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                   ment fund) (since November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management firm) (since November 2001),
                                           Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (131)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (131)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (131)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (131)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

                                                                     [SHIP LOGO]
                                                      THE VANGUARD GROUP(R) LOGO
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                   08712  082004
Q8712 082004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD INSTITUTIONAL INDEX FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  August 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD INSTITUTIONAL INDEX FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  August 16, 2004

       VANGUARD INSTITUTIONAL INDEX FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  August 16, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.